                            SCHEDULE 14A INFORMATION



                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. 2)



    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12




                                 TRITON ENERGY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)




Payment of Filing Fee (Check the appropriate box):



/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/X/  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies: (i) Class A ordinary shares, par value $.01 per share, of Triton Energy Limited, Class B ordinary shares, par value $.01 per share, of Triton Energy Limited and 1/10th of a share of preferred stock, par value $.01 per share, of Triton Energy Corporation, to be issued in connection with the transaction and (ii) Common Stock, par value $1.00 per share of Triton Energy Corporation ("Triton Delaware Common Stock"), to be acquired by Triton Energy Limited in the transaction.
     2) Aggregate number of securities to which transaction applies: 35,899,958 being the maximum number of shares of Triton Delaware Common Stock to be acquired by Triton Energy Limited in the transaction.
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): The per unit price of each share of Triton Delaware Common Stock is $53.438 (the average high and low price of such stock on the New York Stock Exchange, Inc. Composite Transaction Tape on December 19, 1995). The filing fee of $383,684.39 is calculated in accordance with Rule 0-11(c)(1) under the Exchange Act as one-fiftieth of one percent of the product of $35,899,958 shares to be acquired in the transaction and $53.438.
     4) Proposed maximum aggregate value of transaction: $1,918,421,956.00.
     5) Total fee paid: $383,684.39.
/ /  Fee paid previously with preliminary materials.
/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
     Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        $383,684.39
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        Schedule 14(A)(File No. 1-7876)
        ------------------------------------------------------------------------
     3) Filing Party:
        Triton Energy Corporation
        ------------------------------------------------------------------------
     4) Date Filed:
        December 22, 1995
        ------------------------------------------------------------------------

                          PRELIMINARY PROXY MATERIALS


                                                                          , 1996

Dear Stockholder:

    The  Board of Directors of Triton  Energy Corporation ("Triton Delaware") is
calling a Special Meeting of Stockholders to be held on             , 1996 at
a.m., Dallas time, at which you will have the opportunity to consider the reorganization of Triton Delaware. The Board of Directors is proposing that Triton Energy Limited, a newly formed Cayman Islands company and a wholly owned subsidiary of Triton Delaware ("Triton Cayman"), become the parent company of Triton Delaware. As a result of the reorganization, Triton Cayman will carry on the operations currently conducted by Triton Delaware.

    Accompanying  this letter  is a  Notice of  Special Meeting  of Stockholders
relating  to  the  Special  Meeting  and  a  Proxy  Statement/Joint   Prospectus
describing in more detail the reorganization and related matters.


    The Board of Directors believes that the reorganization will enable Triton Delaware to create better returns for our stockholders. The establishment of a Cayman Islands holding company will allow us to organize our international business activities so that we will be able to benefit from more favorable business, tax and financing environments than would be available to us if the parent were a United States corporation. The creation of a Cayman Islands parent corporation will minimize corporate income taxes because the Cayman Islands generally imposes no corporate income taxes on foreign income. By contrast, the U.S. tax system imposes corporate income tax on the worldwide income of United States corporations. The U.S. system imposes significant unnecessary costs for companies such as Triton Delaware that conduct substantially all of their operations outside the United States. These costs will be minimized to the extent that our operations -- for example, in the Malaysia-Thailand Joint Development Area, which is subject to no local income tax for eight years -- are conducted after the reorganization by Triton Cayman or its foreign subsidiaries.


    Subject to the limited election described below, at the effective time of the reorganization the holders of Triton Delaware Common Stock will become holders of Triton Cayman's Class A ordinary shares. The Class A ordinary shares will have substantially the same attributes as Triton Delaware's Common Stock and will be listed on the New York Stock Exchange under the symbol "OIL." The exchange of Triton Delaware Common Stock for Class A ordinary shares will be a taxable transaction in which gain, if any (but not loss), will be recognized by exchanging stockholders.


    The Board has also provided an alternative under which stockholders may wish to elect to receive an "Equity Unit." The Equity Unit will consist of one-tenth of one share of Triton Delaware Preferred Stock and one Triton Cayman Class B ordinary share. The Triton Delaware Preferred Stock will allow stockholders to retain a direct interest in Triton Delaware that provides certain preferences. The transaction has been structured with the intention that the receipt of the Triton Delaware Preferred Stock component of the Equity Unit, which Triton Delaware believes would represent approximately % of the value of the Equity Unit at the date of this Proxy Statement/Joint Prospectus, will not be taxable. Consequently, stockholders electing to receive an Equity Unit will have the opportunity to defer a substantial portion of any taxable gain that they would otherwise recognize as a result of the reorganization by retaining a direct interest in Triton Delaware. All stockholders are urged, however, to read the accompanying Proxy Statement/Joint Prospectus and to consult with their own tax and other advisors about their decision to accept Class A ordinary shares or to elect to receive Equity Units and the reorganization generally.



    The Board and its financial advisors believe each Equity Unit will have substantially the same value as one Class A ordinary share on the date of the Reorganization. Application has been made to list the Equity Units for trading on the New York Stock Exchange under the symbol "OIL.B". The Equity Units will only be issued for up to 25% of Triton Delaware's Common Stock, however, and therefore are expected to be less liquid than the Class A ordinary shares. If the holders of less than 15% of Triton Delaware's Common Stock elect to receive Equity Units, none will be issued in order to avoid the expense and complication of creating and maintaining the Equity Units.


    Triton Delaware's executive officers generally intend to elect to receive Class A ordinary shares in the reorganization, except with respect to shares of Triton Delaware Common Stock that have not been held long enough to qualify for long-term capital gains tax treatment.

    Please  carefully  read  the  accompanying  Notice  of  Special  Meeting  of
Stockholders   and  Proxy   Statement/Joint  Prospectus   for  details   of  the
reorganization and related information.

    It is important that your shares be represented regardless of whether you plan to be present at the Special Meeting. Approval of the reorganization requires the favorable vote of a majority of the outstanding shares. Please complete, date and sign the enclosed proxy card and mail it promptly in the enclosed return envelope. (No postage is required if mailed in the United States.)

    The Board of Directors of Triton Delaware unanimously has approved the proposed reorganization and recommends that stockholders vote for the adoption of the Agreement and Plan of Merger.

    Thank you for your cooperation.

                                          Sincerely,
                                          Thomas G. Finck
                                          CHAIRMAN OF THE BOARD AND CHIEF
                                           EXECUTIVE OFFICER

                          PRELIMINARY PROXY MATERIALS


                           TRITON ENERGY CORPORATION
                         6688 NORTH CENTRAL EXPRESSWAY
                                   SUITE 1400
                            DALLAS, TEXAS 75206-9926

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD              , 1996
                            ------------------------

To the Stockholders of
TRITON ENERGY CORPORATION

    Notice is hereby given that a special meeting of stockholders of Triton Energy Corporation, a Delaware corporation ("Triton Delaware"), will be held at
    a.m., Dallas time, on             , 1996, at Triton Energy Corporation, 6688
North Central Expressway, 12th Floor, Dallas, Texas 75206 (or at any adjournments or postponements thereof). The special meeting is being held to consider and vote on a proposal to approve the Agreement and Plan of Merger, a copy of which is attached as Annex I to the accompanying Proxy Statement/Joint Prospectus, pursuant to which Triton Energy Limited, a newly formed Cayman Islands company and a wholly-owned subsidiary of Triton Delaware ("Triton Cayman"), will become the parent holding company of Triton Delaware, as more fully described in the accompanying Proxy Statement/Joint Prospectus. The stockholders of Triton Delaware may also transact such other business as may be properly brought before the special meeting or any adjournments or postponements thereof.

    Only holders  of record  of Triton  Delaware Common  Stock at  the close  of
business  on              , 1996 are  entitled to receive notice of, and to vote
(or to grant proxies to vote) at, the special meeting, or any adjournments or postponements thereof. The special meeting may be adjourned from time to time without notice other than announcement at the special meeting.

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY TO TRITON DELAWARE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED. THE PROXY CARD SHOULD BE SIGNED BY ALL REGISTERED HOLDERS EXACTLY AS THE STOCK IS REGISTERED. IF YOU ATTEND THE SPECIAL MEETING AND WISH TO VOTE IN PERSON, YOUR PROXY WILL NOT BE USED. PLEASE DO NOT SEND CERTIFICATES FOR YOUR SHARES OF TRITON DELAWARE COMMON STOCK WITH YOUR PROXY CARD.

    This notice, the Proxy Statement/Joint Prospectus and the other materials that are enclosed herewith are sent to you by order of the Board of Directors of Triton Delaware.


                                          By Order of the Board of Directors
                                          Robert B. Holland, III
                                          SECRETARY


Dallas, Texas
            , 1996

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                 SUBJECT TO COMPLETION, DATED FEBRUARY 9, 1996.



                          PRELIMINARY PROXY MATERIALS


                           TRITON ENERGY CORPORATION
                               ------------------

              PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS
                            ------------------------

                             TRITON ENERGY LIMITED
                           TRITON ENERGY CORPORATION
                                 PROSPECTUS FOR
         UP TO         CLASS A ORDINARY SHARES OF TRITON ENERGY LIMITED
            UP TO         UNIT DEPOSITARY SHARES, EACH REPRESENTING
            ONE EQUITY UNIT CONSISTING OF ONE CLASS B ORDINARY SHARE
                OF TRITON ENERGY LIMITED AND 1/10 OF A SHARE OF
           PARTICIPATING PREFERRED STOCK OF TRITON ENERGY CORPORATION


    This Proxy Statement/Joint Prospectus ("Proxy Statement/Prospectus") is being furnished to stockholders of Triton Energy Corporation, a Delaware corporation ("Triton Delaware"), in connection with the solicitation of proxies by the Board of Directors of Triton Delaware for use at the special meeting of Triton Delaware stockholders (the "Special Meeting") to be held at Triton Energy Corporation, 6688 North Central Expressway, 12th Floor, Dallas, Texas 75206 on
              ,  1996  at       a.m.,  Dallas  time (or  at any  adjournments or
postponements thereof). This Proxy Statement/Prospectus relates to the proposed reorganization (the "Reorganization") pursuant to which Triton Energy Limited, a newly formed Cayman Islands company and a wholly-owned subsidiary of Triton Delaware ("Triton Cayman"), will become the parent holding company of Triton Delaware through the merger (the "Merger") of TEL Merger Corp., a Delaware corporation and a newly formed, wholly-owned subsidiary of Triton Cayman ("Sub"), with and into Triton Delaware. The Reorganization will be effected
pursuant to the Agreement and Plan  of Merger, dated as of               ,  1996
(the "Merger Agreement"), among Triton Delaware, Triton Cayman and Sub. Upon consummation of the Merger, each outstanding share of common stock, par value $1.00 per share, of Triton Delaware ("Triton Delaware Common Stock") (other than those shares held by Triton Delaware in its treasury and those shares with respect to which an Equity Unit Election (as hereinafter defined) has been properly made and not withdrawn, subject to the Equity Unit Limitation (as hereinafter defined)) will be automatically converted into one class A ordinary share, par value $.01 per share ("Class A Share"), of Triton Cayman.



    In connection with the Merger, holders of not less than 15% but not more than 25% of the outstanding shares of Triton Delaware Common Stock (the "Equity Unit Limitation"), in the aggregate, may make an unconditional election (the "Equity Unit Election") to receive an equity unit ("Equity Unit") consisting of
(i) one class B ordinary share, par value $.01 per share ("Class B Share"), of Triton Cayman and (ii) one-tenth of one share of participating preferred stock, par value $.01 per share, of Triton Delaware ("Triton Delaware Preferred Stock"), for each share of Triton Delaware Common Stock owned of record by such stockholder in lieu of such shares being automatically converted into Class A Shares. Each such Class B Share and fraction of a share of Triton Delaware Preferred Stock will be paired and after such pairing, such securities may only be traded together as a unit and will not be separately transferable. The Equity Units will be deposited with Chemical Mellon Shareholder Services, L.L.C. as depositary (the "Depositary") in exchange for the issuance of Depositary Shares (the "Unit Depositary Shares"), each representing one Equity Unit, receipts for which ("Receipts") will be distributed to stockholders. See "Description of Triton Cayman Authorized Shares," "Description of Receipts" and "Comparison of Rights of Stockholders."



    Triton Delaware Common Stock is currently listed on the New York Stock Exchange (the "NYSE") under the symbol "OIL" and, immediately following the Reorganization, the Class A Shares will be listed on the NYSE under the same symbol. The last reported sale price for the Triton Delaware Common Stock on the New York Stock Exchange Composite Transactions Tape on February 8, 1996 was $54.25. Currently, there is no established public trading market for the Class A Shares or the Unit Depositary Shares. Application has been made to list the Unit Depositary Shares on the NYSE.



    FOR A DISCUSSION OF CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED IN CONNECTION WITH THE REORGANIZATION, SEE "RISKS FACTORS," BEGINNING ON PAGE 23.

                            ------------------------

    This Proxy Statement/Prospectus and the form of proxy are first being mailed
to the stockholders of Triton Delaware on or about             , 1996.
                           --------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES  AND
   EXCHANGE  COMMISSION  OR ANY  STATE  SECURITIES COMMISSION  NOR  HAS THE
     SECURITIES  AND  EXCHANGE   COMMISSION  OR   ANY  STATE   SECURITIES
       COMMISSION  PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
           STATEMENT/PROSPECTUS.  ANY   REPRESENTATION   TO   THE
                              CONTRARY IS A CRIMINAL OFFENSE.

       THE DATE OF THIS PROXY STATEMENT/PROSPECTUS IS            , 1996.

                               TABLE OF CONTENTS

                                                          PAGE
                                                          -----
AVAILABLE INFORMATION................................           3
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE......           3
ENFORCEABILITY OF CIVIL LIABILITIES AGAINST FOREIGN
 PERSONS.............................................           4
SUMMARY OF SECURITIES TO BE RECEIVED IN CONNECTION
 WITH THE REORGANIZATION.............................           5
SUMMARY..............................................           9
  Special Meeting....................................           9
  Triton Delaware....................................           9
  Triton Cayman......................................           9
  The Reorganization.................................          10
  Recommendation of the Board of Directors...........          14
  Vote Required for Adoption.........................          15
  Comparison of Rights of Stockholders...............          16
  Odd Lot Shares.....................................          16
  Tax Considerations.................................          16
  Rights of Dissenting Stockholders..................          19
  Accounting Treatment of the Reorganization.........          19
  Risk Factors.......................................          19
  Stock Exchange Listing.............................          19
  Depositary and Exchange Agent......................          19
SELECTED HISTORICAL FINANCIAL AND OIL AND GAS DATA...          20
SUMMARY PRO FORMA FINANCIAL INFORMATION..............          22
RISK FACTORS.........................................          23
  Certain Tax Consequences...........................          23
  Absence of Prior Market............................          23
  No Assurance as to Trading Value...................          23
  The Oil and Gas Industry Generally.................          24
  Triton Delaware's Financial Position...............          24
  Environmental Matters..............................          24
  Risks of Foreign Operations........................          25
  Certain Factors Relating to Colombia...............          25
  Regulatory Matter..................................          25
THE SPECIAL MEETING..................................          26
  Special Meeting....................................          26
  Record Date........................................          26
  Vote Required for Adoption.........................          26
  Proxies............................................          26
  Solicitation of Proxies............................          27
  Proposals of Stockholders..........................          27
TRITON DELAWARE AND TRITON CAYMAN....................          28
TRITON ENERGY LIMITED AND SUBSIDIARIES PRO FORMA
 FINANCIAL INFORMATION...............................          29
THE REORGANIZATION...................................          42
  General............................................          42
  Background and Reasons for the Reorganization......          42
  The Merger Agreement...............................          43
  Conditions to Consummation of the Reorganization...          44
  Equity Unit Election...............................          44
  Effective Time.....................................          45
  Rights of Dissenting Stockholders..................          45
  Exchange of Share Certificates.....................          46
  Odd-Lot Program....................................          46
  Stock Compensation Plans...........................          46
  Shareholder Rights Plan............................          47
  Stock Exchange Listing.............................          47
  Accounting Treatment of the Reorganization.........          47
  Transfer of Assets.................................          47
CERTAIN TAX CONSIDERATIONS...........................          47
DESCRIPTION OF AUTHORIZED SHARES OF TRITON CAYMAN....          54

                                                          PAGE
                                                          -----
  Ordinary Shares; General...........................          55
  Voting and Other Rights............................          56
  Special Rights Upon the Occurrence of Certain
   Events............................................          57
  Dividend Rights....................................          57
  Purchase of Equity Units...........................          58
  Liquidation of Triton Delaware.....................          58
  Liquidation of Triton Cayman.......................          59
  Changes in Capitalization..........................          60
  Distributions......................................          60
  Stock Dividends....................................          60
  Reduction of Capital and Purchase of Shares........          61
  Transfer of Shares.................................          61
  Preference Shares..................................          61
DESCRIPTION OF TRITON DELAWARE PREFERRED STOCK.......          65
  General............................................          65
  Dividends..........................................          66
  Liquidation Rights.................................          66
  Purchase of Equity Units...........................          67
  Voting Rights......................................          68
  Preemptive Rights..................................          69
DESCRIPTION OF RECEIPTS..............................          69
  Receipts...........................................          69
  Deposit and Withdrawal of Deposited Securities.....          69
  Dividends, Other Distributions and Rights..........          70
  Record Dates.......................................          71
  Voting of the Underlying Deposited Securities......          71
  Inspection of Transfer Books.......................          71
  Reports and Notices................................          71
  Changes Affecting Deposited Class B Shares.........          72
  Purchase of Equity Units...........................          72
  Exchange of Receipts upon Conversion of Class B
   Shares or Class C Shares..........................          73
  Resignation and Removal of Depositary..............          73
  Amendment and Termination of the Deposit
   Agreement.........................................          73
  Charges of Depositary..............................          74
  General............................................          74
COMPARISON OF RIGHTS OF STOCKHOLDERS.................          75
  Stockholder Approval of Business Combinations......          75
  Absence of Required Vote for Certain Mergers.......          76
  Appraisal Rights...................................          76
  Stockholder Consent to Action Without Meeting......          77
  Special Meetings of Stockholders...................          77
  Distributions and Dividends; Repurchases and
   Redemptions.......................................          77
  Vacancies on Board of Directors....................          77
  Removal of Directors; Staggered Term of
   Directors.........................................          77
  Inspection of Books and Records....................          78
  Amendment of Charter...............................          78
  Amendment of Bylaws................................          78
  Indemnification of Directors and Officers..........          78
  Limited Liability of Directors.....................          79
  Stockholders' Suits................................          79
MANAGEMENT OF TRITON CAYMAN..........................          79
  Committees of the Board of Directors...............          80
  Executive Compensation.............................          80
LEGAL MATTERS........................................          80
EXPERTS..............................................          80
FORWARD LOOKING INFORMATION..........................          81
GLOSSARY OF DEFINED TERMS............................          82
TRITON ENERGY LIMITED -- INDEX TO FINANCIAL
 STATEMENT...........................................         F-1

                             AVAILABLE INFORMATION

    Triton  Delaware  is  subject  to  the  informational  requirements  of  the
Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed by Triton Delaware may be inspected and copied at the public reference facilities maintained by the Commission, 450 Fifth Street, N.W., Judiciary Plaza, Room 1024, Washington, D.C. 20549; and at regional offices of the Commission at the Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and at 7 World Trade Center, New York, New York 10048. Copies of such material may be obtained by mail from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Triton Delaware Common Stock is listed on the NYSE. Reports, proxy statements and other information concerning Triton Delaware may also be inspected and copied at the offices of such exchange at 20 Broad Street, New York, New York 10005. In addition, reports, proxy statements and other information concerning Triton Delaware can be inspected at the offices of Triton Delaware, 6688 North Central Expressway, Suite 1400, Dallas, Texas 75206-9926. Following the Reorganization, both Triton Delaware and Triton Cayman will file such reports and other information under the Exchange Act.

    Triton Delaware and Triton Cayman have filed with the Commission a Registration Statement on Form S-4 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Triton Delaware Preferred Stock, the Unit Depositary Shares, the Class A Shares and the Class B Shares offered hereby. This Proxy Statement/Prospectus, which constitutes a part of that Registration Statement, does not contain all the information set forth in that Registration Statement and the exhibits relating thereto. Statements made in this Proxy Statement/ Prospectus as to the contents of any contract, agreement or other document are not necessarily complete; and while Triton Delaware and Triton Cayman believe the descriptions of the material provisions of such contracts, agreements and other documents contained in this Proxy Statement/ Prospectus are accurate summaries of such material provisions, reference is made to such contract, agreement or other document filed as an exhibit to the Registration Statement for a more complete description of the matter involved, and each such statement is qualified in its entirety by such reference.

    Triton Cayman and Triton Delaware will also furnish the Depositary for the Unit Depositary Shares with all notices of shareholder meetings and other reports and communications that are made generally available to shareholders of Triton Cayman and Triton Delaware. Such Depositary will, to the extent permitted by law, arrange for the prompt transmittal to the holders of Unit Depositary Shares of all notices, reports and communications provided by Triton Cayman and Triton Delaware and will make such notices, reports and communications, together with the governing instruments affecting the Class B Shares and the Triton Delaware Preferred Stock and amendments thereto, available for inspection by holders of Unit Depositary Shares at such Depositary's office, presently located
at                       .

    Upon completion of the Reorganization, Triton Cayman expects that the Class A Shares and the Unit Depositary Shares will be listed on the NYSE. At the time of such listing, the Triton Delaware Common Stock will be delisted and will no longer be registered pursuant to Section 12 of the Exchange Act.
                            ------------------------

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

    Triton Delaware hereby incorporates by reference in this Proxy Statement/Prospectus the following documents previously filed by Triton Delaware with the Commission pursuant to the Exchange Act: (i) Triton Delaware's Current Report on Form 8-K dated August 24, 1995 that includes the restated consolidated financial statements to reflect the aviation sales and services segment as discontinued operations, (ii) Triton Delaware's Transition Report on Form 10-K for the transition period from June 1, 1994 to December 31, 1994, (iii) Triton Delaware's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1995, June 30, 1995 and September 30, 1995, and (iv) Triton Delaware's Current Reports on Form 8-K filed June 2, 1995, June 8, 1995 and February 9, 1996.


    Each document filed by Triton Delaware pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement/Prospectus and prior to the termination of the offering of the securities pursuant hereto shall be deemed to be incorporated by reference in this Proxy Statement/Prospectus and to be a part of this Proxy Statement/Prospectus from the date of filing of such document. Any statement contained in this Proxy Statement/Prospectus or in a document incorporated or deemed to be incorporated by reference in this Proxy Statement/Prospectus shall be deemed to be modified or superseded for purposes of the Registration Statement and this Proxy Statement/Prospectus to the extent that a statement contained in this Proxy Statement/ Prospectus or in any subsequently filed document that also is or is deemed to be incorporated by reference in this Proxy Statement/Prospectus modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of the Registration Statement or this Proxy Statement/Prospectus.

    THIS PROXY STATEMENT/PROSPECTUS INCORPORATES DOCUMENTS BY REFERENCE WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. COPIES OF THE INCORPORATED DOCUMENTS (OTHER THAN EXHIBITS TO SUCH DOCUMENTS, UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE THEREIN) WILL BE FURNISHED UPON REQUEST WITHOUT CHARGE TO EACH PERSON TO WHOM THIS PROXY STATEMENT/PROSPECTUS IS DELIVERED. WRITTEN OR TELEPHONE REQUESTS SHOULD BE DIRECTED TO TRITON ENERGY CORPORATION, 6688 NORTH CENTRAL EXPRESSWAY, SUITE 1400, DALLAS, TEXAS 75206-9926, ATTENTION: INVESTOR RELATIONS, TELEPHONE (214) 691-5200. IN ORDER TO ENSURE TIMELY DELIVERY OF THE INCORPORATED DOCUMENTS, ANY REQUEST SHOULD BE MADE
BY            , 1996.
                            ------------------------

    NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT/PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION.

    Neither delivery of this Proxy Statement/Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of Triton Delaware and Triton Cayman since the date of this Proxy Statement/Prospectus.

          ENFORCEABILITY OF CIVIL LIABILITIES AGAINST FOREIGN PERSONS

    Triton Cayman is a Cayman Islands company, certain of its officers and directors may be residents of various jurisdictions outside the United States and its Cayman Islands counsel, W.S. Walker & Company, are residents of the Cayman Islands. All or a substantial portion of the assets of Triton Cayman and of such persons may be located outside the United States. As a result, it may be difficult for investors to effect service of process within the United States upon such persons or to enforce in United States courts judgments obtained against such persons in United States courts and predicated upon the civil liability provisions of the Securities Act. Notwithstanding the foregoing, Triton Cayman has irrevocably agreed that it may be served with process with respect to actions based on offers and sales of securities made hereby in the United States by serving Robert B. Holland, III, c/o Triton Energy Corporation, 6688 North Central Expressway, Suite 1400, Dallas, Texas 75206-9926, its United States agent appointed for that purpose. Triton Cayman has been advised by its Cayman Islands counsel, W.S. Walker & Company, that there is doubt as to whether Cayman Islands courts would enforce (a) judgments of United States courts obtained in actions against such persons or Triton Cayman that are predicated upon the civil liability provisions of the Securities Act or (b) in original actions brought against Triton Cayman or such persons predicated upon the Securities Act. There is no treaty in effect between the United States and the Cayman Islands providing for such enforcement, and there are grounds upon which Cayman Islands courts may not enforce judgments of United States courts. Certain remedies available under the United States federal securities laws would not be allowed in Cayman Islands courts as contrary to that nation's policy.

                      SUMMARY OF SECURITIES TO BE RECEIVED
                     IN CONNECTION WITH THE REORGANIZATION


    THE FOLLOWING IS A SUMMARY OF THE SECURITIES TO BE RECEIVED IN THE REORGANIZATION BY HOLDERS OF TRITON DELAWARE COMMON STOCK (I) WHO DO NOT MAKE AN EQUITY UNIT ELECTION AND (II) WHO MAKE AN EQUITY UNIT ELECTION. THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS AND THE ANNEX HERETO. UNLESS OTHERWISE DEFINED HEREIN, CAPITALIZED TERMS USED IN THIS SUMMARY HAVE THE RESPECTIVE MEANINGS ASCRIBED TO THEM ELSEWHERE IN THIS PROXY STATEMENT/PROSPECTUS. SEE "GLOSSARY OF DEFINED TERMS." STOCKHOLDERS ARE URGED TO READ CAREFULLY THIS PROXY STATEMENT/PROSPECTUS AND THE ANNEXES HERETO IN THEIR ENTIRETY.


                                          NO ELECTION BY                       ELECTION BY TRITON DELAWARE
                                    TRITON DELAWARE STOCKHOLDER            STOCKHOLDER TO RECEIVE EQUITY UNITS
                             -----------------------------------------  -----------------------------------------
SECURITY RECEIVED IN         Each  share  of  Triton  Delaware  Common  Each  share  of  Triton  Delaware  Common
 EXCHANGE FOR TRITON         Stock  will  be  automatically  converted  Stock  will  be exchanged  for  an Equity
 DELAWARE COMMON             into one Class A Share of Triton Cayman.   Unit comprised of (i)  one Class B  Share
 STOCK IN THE MERGER                                                    of  Triton Cayman  and (ii)  one-tenth of
                                                                        one share  of Triton  Delaware  Preferred
                                                                        Stock,  which  securities will  be paired
                                                                        and after such pairing may only be  trad-
                                                                        ed  together as  a unit  and will  not be
                                                                        separately transferable.
TAX CONSEQUENCES             The receipt  of  Class A  Shares  in  ex-  Special  tax  counsel to  Triton Delaware change  for  shares  of  Triton  Delaware  are of the opinion that it is more likely
                             Common    Stock   will   be   a   taxable  than  not  that  the  shares  of   Triton
                             transaction  to the  stockholder in which  Delaware Preferred Stock will be  treated gain,  if  any  (but not  loss),  will be  as stock of Triton Delaware and that  the
                             recognized. See "Certain Tax               receipt of shares of Triton Delaware Pre-
                             Considerations."                           ferred   Stock  will  not  be  a  taxable
                                                                        transaction.  However,  in  view  of  the
                                                                        absence  of  any  authority  dealing with
                                                                        transactions   similar    to   the    Re-
                                                                        organization  or  securities  of  a  type
                                                                        similar  to  the  Equity  Units,  no  as-
                                                                        surance  can be  given that  the Internal
                                                                        Revenue Service (the "IRS") or the courts
                                                                        will agree. In any event, the receipt  of
                                                                        Class  B Shares in exchange for shares of
                                                                        Triton Delaware  Common Stock  will be  a
                                                                        taxable transaction to the stockholder in
                                                                        which  gain, if any  (but not loss), will
                                                                        be   recognized.    See   "Certain    Tax
                                                                        Considerations."

                                          NO ELECTION BY                       ELECTION BY TRITON DELAWARE
                                    TRITON DELAWARE STOCKHOLDER            STOCKHOLDER TO RECEIVE EQUITY UNITS
                             -----------------------------------------  -----------------------------------------
ELECTION PROCEDURE           As  of the Effective  Time of the Merger,  Properly complete  and sign  the Form  of stockholders  who do  not make  an Equity  Election accompanying this Proxy
                             Unit Election  will automatically  become  Statement/Prospectus. Such form, together
                             owners  of  the  Class  A  Shares without  with  certificates  for  the  shares   of
                             taking any action.                         Triton  Delaware  Common  Stock  to which
                                                                        such form relates, duly endorsed in blank
                                                                        or otherwise acceptable  for transfer  on
                                                                        the  books  of  Triton  Delaware  (or  by
                                                                        appropriate guarantee of delivery, as set
                                                                        forth in such form)  must be received  by
                                                                        the Exchange Agent by 5:00 p.m., New York
                                                                        City time, on the third business day next
                                                                        preceding   the   date  of   the  Special
                                                                        Meeting.
PRORATION                    Not applicable.                            If the number of Electing Shares  exceeds
                                                                        25%  of  the number  of shares  of Triton
                                                                        Delaware   Common    Stock    outstanding
                                                                        immediately  prior to  the effective time
                                                                        of  the  Merger  (the  "Maximum  Election
                                                                        Number"),  then  the aggregate  number of
                                                                        Electing Shares to  be exchanged for  Eq-
                                                                        uity  Units in  the Merger  in connection
                                                                        with any  Equity  Unit Election  will  be
                                                                        reduced  by  multiplying  the  number  of
                                                                        Electing Shares  covered by  such  Equity
                                                                        Unit  Election by a proration factor (the
                                                                        "Proration   Factor")    determined    by
                                                                        dividing  the Maximum  Election Number by
                                                                        the total number of Electing Shares.  The
                                                                        number of Electing Shares covered by each
                                                                        Equity   Unit  Election   which  will  be
                                                                        exchanged for Equity  Units will be  that
                                                                        number which results from multiplying the
                                                                        number  of  such Electing  Shares  by the
                                                                        Proration  Factor.  Electing  Shares  not
                                                                        exchanged for Equity Units as a result of
                                                                        proration  will instead  be automatically
                                                                        converted into  Class  A Shares.  In  the
                                                                        event  that the number of Electing Shares
                                                                        is less than 15% of the number of  shares
                                                                        of  Triton  Delaware  Common  Stock  out-
                                                                        standing immediately prior to the Merger,
                                                                        no  Equity  Units  will  be  issued   and
                                                                        Electing  Shares  will  be  automatically
                                                                        converted into Class A Shares.

                                          NO ELECTION BY                       ELECTION BY TRITON DELAWARE
                                    TRITON DELAWARE STOCKHOLDER            STOCKHOLDER TO RECEIVE EQUITY UNITS
                             -----------------------------------------  -----------------------------------------
DIVIDENDS                    Holders  of  Class   A  Shares  will   be  Holders  of Equity Units will be entitled
                             entitled to  receive, at  any time,  such  to  receive, if declared  by the Board of dividends as are declared by the Board of  Directors of  Triton Delaware  or  Triton
                             Directors  of  Triton  Cayman.  Aggregate  Cayman, as the case may be, (a) dividends dividends declared on  one Class A  Share  on  the  Triton Delaware  Preferred Stock
                             are expected  to  be  equivalent  to  the  pari  passu with Triton Delaware's common aggregate dividends, if any, declared and  stock outstanding  after the  Merger,  in paid on the securities included in an Eq-  such amounts as the Board of Directors of
                             uity Unit, considered as a whole.          Triton  Delaware, in  its discretion, may
                                                                        determine, in  an  amount  equal  to  the
                                                                        product  of the aggregate  amount of such
                                                                        dividends  paid  and  the  percentage  of
                                                                        shares  of  Triton Delaware  Common Stock
                                                                        that receive Equity Units in the  Merger,
                                                                        subject  to  certain adjustments  and (b)
                                                                        dividends on the Class  B Shares in  such
                                                                        amounts  as  the  Board  of  Directors of
                                                                        Triton Cayman may  determine, subject  to
                                                                        certain   preferential   rights   of  the
                                                                        holders of the Class A Shares.
REDEMPTION                   The Class  A Shares  are not  subject  to  The  shares of  Triton Delaware Preferred
                             redemption.                                Stock  are  not  subject  to   redemption
                                                                        except  pursuant  to  the  purchase right
                                                                        described below.
PURCHASE RIGHT               Not applicable.                            The Equity Units are subject to  purchase
                                                                        by  Triton Cayman or  Triton Delaware, in
                                                                        whole or in part, at any time on or after
                                                                                    , 1999  or by  Triton  Cayman
                                                                        immediately  prior to the date on which a
                                                                        sale or other disposition of the stock of
                                                                        Triton  Delaware   is  consummated.   The
                                                                        purchase  price for the Equity Units will
                                                                        generally be equal to the greater of  .95
                                                                        of  a Class  A Share and  the fair market
                                                                        value of an Equity Unit, payable in  cash
                                                                        or, by Triton Cayman, in ordinary shares.
                                                                        Neither Triton Cayman nor Triton Delaware
                                                                        can  exercise its option  to purchase the
                                                                        Equity Units  in  certain  circumstances,
                                                                        including  in the event of the bankruptcy
                                                                        or insolvency of Triton Delaware.

                                          NO ELECTION BY                       ELECTION BY TRITON DELAWARE
                                    TRITON DELAWARE STOCKHOLDER            STOCKHOLDER TO RECEIVE EQUITY UNITS
                             -----------------------------------------  -----------------------------------------
LIQUIDATION                  Upon the  liquidation of  Triton  Cayman,  Upon  the liquidation of Triton Delaware, holders of Class A Shares are entitled to  a holder  of one-tenth  of one  share  of
                             receive   an  amount   equal  to  certain  Triton  Delaware   Preferred   Stock   is
                             payments  made with  respect to one-tenth  entitled   to   receive   a   liquidation
                             of one share of Triton Delaware Preferred  preference equal to the fair market value
                             Stock  and will thereafter participate in  of  one-tenth  of  one  share  of  Triton the  assets of  Triton Cayman  pari passu  Delaware Preferred Stock at the Effective with the holders  of any  other class  of  Time,  as  determined by  Triton Delaware
                             Ordinary Shares outstanding.               upon the advice of its financial advisors
                                                                        and will  share thereafter  in any  other
                                                                        distribution of assets by Triton Delaware
                                                                        with  the holders of  the common stock of
                                                                        Triton Delaware. Upon the liquidation  of
                                                                        Triton  Cayman, after  payment to holders
                                                                        of Class  A Shares  of amounts  equal  to
                                                                        certain payments made with respect to the
                                                                        Triton  Delaware Preferred Stock, holders
                                                                        of  Class  B   Shares  are  entitled   to
                                                                        participate   in  the  assets  of  Triton
                                                                        Cayman pari passu with the holders of any
                                                                        other   class    of    Ordinary    Shares
                                                                        outstanding.
VOTING RIGHTS                One  vote per Class  A Share with respect  One vote per Class  B Share with  respect to  matters submitted to the shareholders  to matters submitted to the  shareholders
                             of Triton Cayman.                          of  Triton  Cayman,  subject  to  certain
                                                                        special  voting   rights  under   certain
                                                                        circumstances. In addition, each share of
                                                                        Triton  Delaware Preferred  Stock will be
                                                                        entitled to two votes per share (and each
                                                                        holder of an  Equity Unit will  therefore
                                                                        be entitled to 1/5 of one vote per share)
                                                                        and  certain  other  voting  rights  with
                                                                        respect  to  matters  submitted  to   the
                                                                        stockholders of Triton Delaware.
STOCK EXCHANGE LISTING;      NYSE                                       The  Equity Units  will be  listed on the
 LIQUIDITY                                                              NYSE.  Triton   Delaware   expects   that
                                                                        because  the number of  Equity Units will
                                                                        be, at  most,  one-third  the  number  of
                                                                        Class  A Shares  issued upon consummation
                                                                        of the Merger, the trading market for the
                                                                        Equity Units will be less liquid.

                                    SUMMARY


    THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROXY STATEMENT/PROSPECTUS, INCLUDING THE ANNEX, AND IN THE DOCUMENTS INCORPORATED HEREIN BY REFERENCE. CERTAIN CAPITALIZED TERMS USED IN THIS SUMMARY ARE DEFINED ELSEWHERE IN THIS PROXY STATEMENT/PROSPECTUS. SEE "GLOSSARY OF DEFINED TERMS."



SPECIAL MEETING
  TIME, DATE, PLACE     A Special Meeting  of the  Triton Delaware  stockholders
   AND PURPOSE........  will  be held at     a.m., Dallas time, on             ,
                        1996, at Triton Energy  Corporation, 6688 North  Central
                        Expressway,  12th  Floor,  Dallas, Texas  75206  (or any
                        adjournments or postponements  thereof) to consider  and
                        vote on the proposal to approve the Merger Agreement and
                        any  other matters  that may  properly come  before such
                        meeting. The presence,  in person  or by  proxy, of  the
                        stockholders  holding  a  majority  of  the  outstanding
                        shares of Triton Delaware Common Stock entitled to  vote
                        at  the Special  Meeting will  constitute a  quorum. See
                        "The Special Meeting."
  RECORD DATE.........  Only Triton Delaware stockholders of record at the close
                        of business on               , 1996, as shown on  Triton
                        Delaware's  records,  will be  entitled  to vote,  or to
                        grant proxies to vote, at the Special Meeting. See  "The
                        Special Meeting -- Record Date."
TRITON DELAWARE.......  Triton   Delaware  is  an   international  oil  and  gas
                        exploration company primarily engaged in exploration and
                        production through subsidiaries  and affiliates.  Triton
                        Delaware's   principal  properties  and  operations  are
                        located  in  Colombia   and  Malaysia-Thailand.   Triton
                        Delaware  also has oil and  gas interests in other Latin
                        American and  Asian  countries,  Europe,  Australia  and
                        North  America. Triton Delaware's  principal offices are
                        located at 6688  North Central  Expressway, Suite  1400,
                        Dallas,  Texas  75206-9926. Triton  Delaware's telephone
                        number is  (214)  691-5200.  See  "Triton  Delaware  and
                        Triton Cayman."
TRITON CAYMAN.........  Triton  Cayman is a newly  formed Cayman Islands company and a wholly-owned subsidiary of Triton Delaware. Triton
                        Cayman was formed to  become the parent holding  company
                        of  Triton Delaware. All of  the capital stock of Triton
                        Cayman is currently held  by Triton Delaware. After  the
                        consummation of the Reorganization, Triton Delaware will
                        become  a subsidiary of Triton Cayman, and Triton Cayman
                        will  continue  to   conduct  the  businesses   (through
                        subsidiaries and affiliates) in which Triton Delaware is
                        now  engaged.  Triton  Cayman's  principal  offices  are
                        located at Caledonian House, Mary Street, P.O. Box 1043,
                        George  Town,  Grand  Cayman,  Cayman  Islands.   Triton
                        Cayman's  telephone  number  is  (809)  949-0050. Triton
                        Cayman has a newly formed, wholly-owned subsidiary, Sub,
                        specifically to effect  the Reorganization. See  "Triton
                        Delaware and Triton Cayman."

THE REORGANIZATION

  GENERAL.............  The   Board   of  Directors   of  Triton   Delaware  has
                        unanimously   approved,   and   recommends   that    the
                        stockholders   of  Triton  Delaware  adopt,  a  proposed
                        corporate  reorganization  pursuant   to  which   Triton
                        Cayman, a Cayman Islands company, will become the parent
                        holding  company of Triton Delaware. It is proposed that
                        the Reorganization be  effected pursuant  to the  Merger
                        Agreement, a copy of which is attached hereto as Annex I
                        and  the  terms  of  which  are  incorporated  herein by
                        reference. After the consummation of the Reorganization,
                        Triton Cayman will  continue to  conduct the  businesses
                        (through  subsidiaries and  affiliates) in  which Triton
                        Delaware is  now engaged  and substantially  all of  the
                        businesses  or subsidiaries  of Triton  Delaware located
                        outside  of  the  United   States,  other  than   Triton
                        Delaware's  interests in the Cusiana and Cupiagua fields
                        in Colombia, will be  transferred to Triton Cayman.  The
                        relative  voting rights of  Triton Delaware stockholders
                        as shareholders of  Triton Cayman will  not change as  a
                        result  of the Reorganization.  See "Pro Forma Financial
                        Information,"  "The  Reorganization,"  "Description   of
                        Authorized  Shares of  Triton Cayman  -- Voting Rights,"
                        "--  Special  Rights  Upon  the  Occurrence  of  Certain
                        Events" and "Comparison of Rights of Stockholders."
  REASONS FOR THE
   REORGANIZATION.....  The  Board of Directors of Triton Delaware believes that the establishment of  a Cayman  Islands holding  company
                        for  Triton  Delaware  and its  subsidiaries  will allow
                        Triton Delaware to organize its international and United
                        States business activities to take maximum advantage  of
                        business,  tax and financing environments which are more
                        favorable  than   those   available   domestically.   In
                        particular, the Board of Directors of Triton Delaware is
                        recommending   the  Reorganization   for  the  following
                        reasons: (a)  the creation  of a  Cayman Islands  parent
                        corporation  will reduce corporate income taxes because,
                        unlike the  U.S.  tax  system  which  imposes  corporate
                        income  tax  on the  worldwide  income of  United States
                        corporations, the  Cayman Islands  generally imposes  no
                        corporate  income taxes on  foreign income. Income taxes
                        will therefore be reduced to the extent operations,  for
                        example,  in  the  Malaysia-Thailand  Joint  Development
                        Area, are conducted after  the Reorganization by  Triton
                        Cayman    or   its   foreign   subsidiaries;   (b)   the
                        Reorganization may,  in  certain circumstances,  have  a
                        favorable  effect  on  Triton Cayman's  ability  to sell
                        assets or raise  additional capital in  the future;  and
                        (c)  a holding company structure in the form proposed by
                        the  Reorganization  will  provide  greater   management
                        flexibility  and  control, as  well  as a  more suitable
                        corporate  structure  for   expansion  of  its   current
                        business and future acquisitions and diversification op-
                        portunities.

                        In  determining  to  recommend  the  Reorganization, the
                        Board consulted with  Triton Delaware's management,  its
                        financial  advisors, Lehman Brothers Inc. ("Lehman") and
                        J.P. Morgan ("J.P. Morgan")  and its legal advisors  and
                        considered  a number  of factors,  including the Board's
                        belief,  based  on   consultation  with  its   financial
                        advisors, that the fair market values of a Class A Share
                        and  an Equity Unit will  be substantially equivalent on
                        the date of the Reorganization,  as well as the  Board's
                        desire  to afford stockholders electing to receive Equi-
                        ty Units the opportunity to defer a substantial  portion
                        of  their  taxable gain.  As  described in  "Certain Tax
                        Considerations," in the opinion of special tax  counsel,
                        while  no assurance can be given, it is more likely than
                        not that the  receipt of the  shares of Triton  Delaware
                        Preferred  Stock  by stockholders  who elect  to receive
                        Equity Units will not be a taxable transaction. See "The
                        Reorganization  --  Background   and  Reasons  for   the
                        Reorganization" and "Certain Tax Considerations."
  THE MERGER..........  The  Reorganization  will  be  accomplished  through the merger of Sub with and into Triton Delaware, which  will
                        be  the surviving  corporation in  the Merger,  at which
                        time each outstanding  share of  Triton Delaware  Common
                        Stock (other than shares of Triton Delaware Common Stock
                        held  by Triton Delaware in  its treasury and other than
                        Electing Shares (as hereinafter defined), subject to the
                        Equity Unit Limitation) will be automatically  converted
                        into  one  Class A  Share.  As is  further  described in
                        "Equity Unit  Election"  below,  each  share  of  Triton
                        Delaware Common Stock (an "Electing Share") with respect
                        to which an election to receive one Equity Unit has been
                        properly  made by  the holder thereof  and not withdrawn
                        will be exchanged for one Equity Unit; provided that the
                        maximum number (the "Maximum Election Number") of shares
                        of Triton Delaware  Common Stock with  respect to  which
                        Equity  Unit Elections can  be made shall  be 25% of the
                        number  of  shares  of  Triton  Delaware  Common   Stock
                        outstanding  immediately  prior to  the  Effective Time;
                        provided further that the  minimum number (the  "Minimum
                        Election  Number") of  shares of  Triton Delaware Common
                        Stock with respect to which Equity Unit Elections can be
                        made shall  be 15%  of the  number of  shares of  Triton
                        Delaware  Common Stock outstanding  immediately prior to
                        the Effective Time (such  limitations, the "Equity  Unit
                        Limitation").   In  connection  with  the  Merger,  each
                        outstanding share of 5%  convertible preferred stock  of
                        Triton Delaware (the "Convertible Preferred Stock") will
                        be  automatically  converted  into  one  5%  convertible
                        preference share  of  Triton  Cayman  (the  "Convertible
                        Preference  Shares"),  subject to  dissenters' appraisal
                        rights.  See   "The   Reorganization   --   The   Merger
                        Agreement," "The Reorganization -- Equity Unit Election"
                        and "Description of Authorized Shares of Triton Cayman."

  EFFECTIVE TIME......  If  the Merger Agreement is  adopted by the stockholders of Triton Delaware  and not terminated  by the Board  of
                        Directors  of  Triton  Cayman,  the  Reorganization will
                        become effective (the "Effective Time") at the close  of
                        business  on the date that an appropriate certificate of
                        merger is filed with the Delaware Secretary of State  as
                        required  by Delaware  law or at  such later  time as is
                        specified in such certificate of merger. Triton Delaware
                        anticipates  that   the   Reorganization   will   become
                        effective  promptly following  the Special  Meeting. See
                        "The Reorganization -- Effective Time."
  EQUITY UNIT           Subject to the Equity Unit Limitation, record holders of
   ELECTION...........  Triton Delaware Common Stock will be entitled to make an unconditional election (an "Equity Unit Election") on or
                        prior to the Election Date (as defined below) to receive
                        Equity Units in exchange for any or all shares of Triton
                        Delaware Common Stock owned of record by such holders in
                        lieu of such shares  being automatically converted  into
                        Class  A Shares upon consummation of the Reorganization.
                        If the  number of  Electing Shares  exceeds the  Maximum
                        Election  Number, then the  aggregate number of Electing
                        Shares to be exchanged for Equity Units in the Merger in
                        connection with any Equity Unit Election will be reduced
                        by multiplying the number of Electing Shares covered  by
                        such  Equity Unit  Election by  a proration  factor (the
                        "Proration Factor") determined  by dividing the  Maximum
                        Election  Number by the total number of Electing Shares.
                        The number  of Electing  Shares covered  by each  Equity
                        Unit  Election which will be  exchanged for Equity Units
                        will be that number  which results from multiplying  the
                        number  of such Electing Shares by the Proration Factor.
                        Electing Shares  not exchanged  for  Equity Units  as  a
                        result   of  proration  will  instead  be  automatically
                        converted into  Class A  Shares on  the basis  described
                        above  under "The Merger." In  the event that the number
                        of Electing  Shares is  less than  the Minimum  Election
                        Number,  no  Equity Units  will  be issued  and Electing
                        Shares will  be  automatically converted  into  Class  A
                        Shares on the basis described above under "The Merger."
                        Holders  of  Triton  Delaware Common  Stock  electing to
                        receive Equity Units in exchange for all or a portion of
                        their  Triton  Delaware   Common  Stock  must   properly
                        complete  and  sign  the  Form  of  Election  ("Form  of
                        Election") accompanying this Proxy Statement/Prospectus,
                        and such form, together with certificates for the shares
                        of Triton  Delaware  Common  Stock to  which  such  form
                        relates,  duly endorsed  in blank  or otherwise  in form
                        acceptable for transfer on the books of Triton  Delaware
                        (or  by appropriate guarantee of  delivery, as set forth
                        in such form), must be  received by the Exchange  Agent,
                        by  5:00 p.m., New York City time, on the third business
                        day next preceding the date of the Special Meeting  (the
                        "Election Date"). See "The Reorganization -- Equity Unit
                        Election."

  DIVIDENDS...........  Aggregate  dividends declared  and paid  on one  Class A
                        Share are expected to be equivalent to the aggregate dividends declared and paid on the securities included in one Equity Unit. Holders of Equity Units will be entitled to receive, if declared by the Board of Directors of Triton Delaware or Triton Cayman, as the case may be, (a) dividends on the shares of Triton Delaware Preferred Stock pari passu with the holders of the common stock of Triton Delaware outstanding after the Merger, in such amounts as the Board of Directors of Triton Delaware, in its discretion, may determine, in an amount equal to the product of the aggregate amount of such dividends paid and the percentage of shares of Triton Delaware Common Stock that receive Equity Units in the Merger, subject to certain adjustments and (b) dividends on the Class B Ordinary Shares in such amounts as the Board of Directors of Triton Cayman may determine, subject to certain preferences of the holders of the Class A Shares contained in the Articles of Association. Holders of Class A Shares will be entitled to receive, at any time, such dividends as are declared by the Board of Directors of Triton Cayman. At the time of the Reorganization, Triton Cayman and Triton Delaware will be parties to certain indentures which contain covenants that will restrict the ability of Triton Cayman and Triton Delaware to pay dividends. Triton Cayman and Triton Delaware currently intend to retain earnings for use in their respective businesses and the financing of their respective capital requirements. The payment of any future cash dividends on the Triton Delaware Preferred Stock and the Class A Shares and Class B Shares (collectively, the "Ordinary Shares") is necessarily dependent upon the earnings and financial needs of Triton Delaware and Triton Cayman, respectively, along with applicable legal and contractual restrictions. See "Description of Authorized Shares of Triton Cayman -- Dividend Rights" and "Description of Triton Delaware Preferred Stock -- Dividends."

  PURCHASE RIGHT......  The  Equity  Units  are subject  to  purchase  by Triton
                        Cayman or Triton Delaware, in  whole or in part, at  any
                        time  on or after             , 1999 or by Triton Cayman
                        immediately prior to the date  on which a sale or  other
                        disposition   of  the   stock  of   Triton  Delaware  is
                        consummated. The  purchase price  for the  Equity  Units
                        will generally be equal to the greater of .95 of a Class
                        A  Share and  the fair market  value of  an Equity Unit,
                        payable in cash or, in the case of Triton Cayman,  Ordi-
                        nary  Shares. Neither Triton  Cayman nor Triton Delaware
                        can exercise its option to purchase the Equity Units  in
                        certain  circumstances,  including in  the event  of the
                        bankruptcy  or  insolvency   of  Triton  Delaware.   See
                        "Description  of  Triton  Delaware  Preferred  Stock  --
                        Purchase of  Equity  Units."  For a  discussion  of  the
                        consequences  to the  holders of Ordinary  Shares of the
                        purchase  of  the  Equity  Units,  see  "Description  of
                        Authorized  Shares of Triton Cayman -- Purchase of Equi-
                        ty Units."
  LIQUIDATION.........  Upon the liquidation of Triton Cayman, holders of  Class
                        A  Shares are  entitled to  receive an  amount per share
                        equal to certain payments made with respect to one-tenth
                        of one  share of  Triton  Delaware Preferred  Stock  and
                        thereafter  the holders  of Class  A Shares  and Class B
                        Shares will participate in  the assets of Triton  Cayman
                        pari  passu  with  the  holders of  any  other  class of
                        ordinary shares  outstanding.  Upon the  liquidation  of
                        Triton  Delaware, holders  of shares  of Triton Delaware
                        Preferred Stock are  entitled to  receive a  liquidation
                        preference  equal to the fair  market value of one-tenth
                        of one share of Triton  Delaware Preferred Stock at  the
                        Effective  Time, as  determined by  Triton Delaware upon
                        the advice  of its  financial  advisors and  will  share
                        thereafter in any other distribution of assets by Triton
                        Delaware  with the holders of the common stock of Triton
                        Delaware.
  VOTING RIGHTS.......  Each Ordinary Share will be entitled to one vote in  the affairs  of  Triton Cayman,  subject to  certain special
                        voting rights  of  the  Class  B  Shares  under  certain
                        circumstances.   In  addition,  each   share  of  Triton
                        Delaware Preferred Stock will  be entitled to two  votes
                        per  share  in  all  matters  submitted  to  a  vote  of
                        stockholders of Triton Delaware and certain other voting
                        rights. See "Description of Authorized Shares of  Triton
                        Cayman  --  Voting  and Other  Rights"  and  "-- Special
                        Rights  Upon  the  Occurrence  of  Certain  Events"  and
                        "Description  of  Triton  Delaware  Preferred  Stock  --
                        Voting Rights."
RECOMMENDATION OF THE
 BOARD OF
 DIRECTORS............  THE  BOARD   OF  DIRECTORS   OF  TRITON   DELAWARE   HAS
                        UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION AND THE
                        MERGER  AGREEMENT AND RECOMMENDS  THAT STOCKHOLDERS VOTE
                        FOR THE PROPOSAL TO ADOPT THE MERGER AGREEMENT.

VOTE REQUIRED FOR       Adoption  of   the   Merger   Agreement   requires   the
 ADOPTION.............  affirmative  vote of the stockholders of Triton Delaware who hold a majority of the outstanding shares of  Triton
                        Delaware    Common   Stock.   Abstentions   and   broker
                        "non-votes"  will  be  treated  as  votes  against   the
                        proposal to adopt the Merger Agreement. As of the record
                        date  described above, there were       shares of Triton
                        Delaware Common Stock outstanding and entitled to  vote.
                        In  addition, as of  the record date,  the directors and
                        executive officers of Triton Delaware and affiliates  of
                        such   persons   directly  owned,   in   the  aggregate,
                        shares (approximately       %)  of the  total number  of
                        shares  of Triton Delaware  Common Stock outstanding and
                        have indicated their  intention to vote  such shares  in
                        favor of the proposal to adopt the Merger Agreement. See
                        "The Special Meeting -- Vote Required for Adoption."
  PROXIES.............  Each  Triton Delaware stockholder as  of the record date
                        will  receive  a  Proxy  Card  (the  "Proxy  Card").   A
                        stockholder of Triton Delaware may grant a proxy to vote
                        for  or  against,  or  to abstain  from  voting  on, the
                        proposal to adopt  the Merger Agreement  by marking  the
                        Proxy  Card  appropriately,  executing it  in  the space
                        provided, and, in the case of holders of Triton Delaware
                        Common Stock appearing  on the stock  records of  Triton
                        Delaware,   returning  it  to  Triton  Delaware.  Triton
                        Delaware stockholders  who  hold their  Triton  Delaware
                        Common  Stock in  the name  of a  bank, broker  or other
                        nominee should follow the instructions provided by their
                        bank, broker or nominee on voting their shares.
                        To be effective,  a Proxy  Card must be  received at  or
                        prior  to  the  Special Meeting.  Any  properly executed
                        proxy will be voted in accordance with the specification
                        indicated on such  Proxy Card. A  properly executed  and
                        returned  Proxy Card  in which no  specification is made
                        will be  voted  FOR the  proposal  to adopt  the  Merger
                        Agreement.
                        If  any  other  matters are  properly  presented  at the
                        Special Meeting for consideration, including
                        consideration of a motion to adjourn the Special Meeting
                        to another time and/or place (including adjournments for
                        the  purpose  of  soliciting  additional  proxies),  the
                        persons  named in  the Proxy Card  and acting thereunder
                        will have  the discretion  to vote  on such  matters  in
                        accordance  with their  best judgment.  See "The Special
                        Meeting -- Proxies."

  REVOCATION..........  In the case of holders  of Triton Delaware Common  Stock appearing  on the  stock records  of Triton  Delaware, a
                        Proxy Card  may be  revoked  at any  time prior  to  its
                        exercise by (a) giving written notice of such revocation
                        to  Triton Delaware, (b) appearing  and voting in person
                        at the Special Meeting,  or (c) properly completing  and
                        executing  a  later-dated  proxy  and  delivering  it to
                        Triton  Delaware  at  or  before  the  Special  Meeting.
                        Presence  without voting at the Special Meeting will not
                        automatically revoke a proxy, and any revocation  during
                        the  meeting  will  not affect  votes  previously taken.
                        Triton Delaware stockholders who hold their Triton Dela-
                        ware Common Stock in the name of a bank, broker or other
                        nominee should follow the instructions provided by their
                        bank, broker  or nominee  in revoking  their  previously
                        voted  shares. See  "The Special  Meeting --  Proxies --
                        Revocation."
COMPARISON OF RIGHTS
 OF
 STOCKHOLDERS.........  The principal attributes of  the Triton Delaware  Common
                        Stock  and the Ordinary Shares will be similar. However,
                        there are  certain  differences between  the  rights  of
                        stockholders  under Delaware law and Cayman Islands law.
                        In  addition,  there  are  differences  between   Triton
                        Delaware's  Certificate of Incorporation  and Bylaws and
                        Triton Cayman's Articles  of Association and  Memorandum
                        of   Association.   See   "Comparison   of   Rights   of
                        Stockholders."
ODD LOT SHARES........  Each holder of  Triton Delaware Common  Stock who  holds fewer  than 100 shares  thereof prior to  the Merger may
                        elect to participate in the Odd-Lot Program pursuant  to
                        which  such holder may  have Chemical Mellon Shareholder
                        Services, L.L.C. (the  "Exchange Agent")  sell all,  but
                        not  less than  all, of  such holder's  shares of Triton
                        Delaware  Common  Stock.  See  "The  Reorganization   --
                        Odd-Lot  Program."  Triton  Delaware  expects  that  the
                        proceeds of such sales will be distributed shortly after
                        such sales. The  Odd Lot  Program is  not contingent  on
                        adoption  of the Merger Agreement or consummation of the
                        Merger.
TAX CONSIDERATIONS....  The following is  a brief summary  of the United  States federal  income tax  consequences of  the Reorganization
                        and is not intended to be, nor should it be construed to
                        be, advice  to  any  particular  stockholder  of  Triton
                        Delaware. Stockholders of Triton Delaware should consult
                        their  own tax advisors with respect to their particular
                        circumstances. A more  detailed summary  of certain  tax
                        consequences  of  the  Reorganization is  set  out under
                        "Certain Tax Considerations."
                        The discussion contained in this Proxy
                        Statement/Prospectus is based on the law in effect as of
                        the date  of  this  Proxy  Statement/Prospectus.  Triton
                        Delaware  and Triton Cayman will receive opinions at the
                        Effective Time from Special  Tax Counsel reaffirming  as
                        of  such date certain conclusions  reached in this Proxy
                        Statement/Prospectus.

                        There are no regulations, published rulings or  judicial
                        decisions  directly  on  point with  respect  to certain
                        aspects of the Reorganization  and the securities to  be
                        issued   pursuant  thereto.   Accordingly,  Special  Tax
                        Counsel are unable to reach an unqualified conclusion on
                        certain matters as indicated below. Opinions of  counsel
                        are  not  binding upon  either  the IRS  or  the courts.
                        Triton Delaware does not intend to request a ruling from
                        the IRS with respect to the Reorganization. Stockholders
                        are urged to consult  their own tax  advisors as to  the
                        particular  tax consequences to  them of the Reorganiza-
                        tion.
                        The receipt of  Class A Shares  by U.S. stockholders  in
                        exchange  for  Triton Delaware  Common  Stock will  be a
                        taxable transaction. Stockholders  will recognize  gain,
                        if  any (but not loss), in an amount equal to the excess
                        of the fair market value of the Class A Shares  received
                        in the Reorganization over their tax basis in the Triton
                        Delaware Common Stock exchanged therefor.
                        Special  Tax Counsel are of the  opinion that it is more
                        likely than  not  that  the shares  of  Triton  Delaware
                        Preferred  Stock  will  be treated  as  stock  of Triton
                        Delaware and that the receipt  of such shares of  Triton
                        Delaware Preferred Stock in exchange for Triton Delaware
                        Common  Stock will not be a taxable transaction. In such
                        case,  the  basis  of  the  shares  of  Triton  Delaware
                        Preferred  Stock will be the same as the Triton Delaware
                        Common Stock treated as exchanged therefor. However,  in
                        view  of  the  absence  of  any  authority  dealing with
                        transactions similar to the Reorganization or securities
                        of  a  type  similar  to  the  Equity  Units,  there  is
                        significant  uncertainty with respect to such conclusion
                        and no assurance can be given that the IRS or the courts
                        will agree. In any event, the receipt of Class B  Shares
                        by  U.S.  stockholders in  exchange for  Triton Delaware
                        Common Stock will be a taxable transaction. Stockholders
                        will recognize gain, if any (but not loss), in an amount
                        equal to  the excess  of the  fair market  value of  the
                        Class B Shares received in the Reorganization over their
                        tax basis in the Triton Delaware Common Stock treated as
                        exchanged therefor. Triton Delaware believes, based upon
                        the  advice of Lehman and J.P. Morgan, that, on the date
                        of this  Proxy  Statement/Prospectus,  the  fair  market
                        value   of  a  Class  B  Share  would  be  approximately
                        $          and the fair market  value of one-tenth of  a
                        share  of  Triton  Delaware  Preferred  Stock  would  be
                        approximately $         based upon the closing price  of
                        the  Triton Delaware Common Stock  on the NYSE Composite
                        Transactions Tape on              , 1996 of  $         .
                        Triton  Delaware  will  provide  stockholders  making an
                        Equity Unit Election with  confirmation of Lehman's  and
                        J.P.  Morgan's  estimate  of the  fair  market  value of
                        one-tenth of  one  share of  Triton  Delaware  Preferred
                        Stock  and  the Class  B  Share as  of  the date  of the
                        Reorganization. However, the  IRS is not  bound by  such
                        valuations  and no assurance  can be given  that the IRS
                        will agree with such valuations.

                        The Merger Agreement provides  (and by making an  Equity
                        Unit   Election  stockholders  will  agree  with  Triton
                        Delaware  and  Triton  Cayman)  that,  with  respect  to
                        stockholders exchanging Triton Delaware Common Stock for
                        Equity  Units,  a  portion  of  each  such stockholder's
                        Triton  Delaware  Common  Stock  so  exchanged  in   the
                        Reorganization will be transferred to Triton Delaware as
                        consideration  for the  issuance of  the Triton Delaware
                        Preferred Stock and the remaining portion of the  Triton
                        Delaware   Common  Stock  so   exchanged  by  each  such
                        stockholder in the Reorganization will be transferred to
                        Triton Cayman  as  consideration  for  the  issuance  by
                        Triton  Cayman of  the Class  B Shares.  Such allocation
                        shall be determined based on the respective fair  market
                        values  of the  Triton Delaware Preferred  Stock and the
                        Class B Shares  as estimated by  Triton Delaware on  the
                        date  of the  Reorganization. No assurance  can be given
                        that such allocation will be respected by the IRS.
                        The IRS may  assert that the  shares of Triton  Delaware
                        Preferred  Stock were received  as taxable consideration
                        in the  Reorganization, in  which case  the entire  fair
                        market  value of each Equity  Unit received (rather than
                        the portion of  such fair market  value attributable  to
                        the  Class B Share) would have  to be taken into account
                        in determining the amount of  gain, if any, required  to
                        be  recognized on the Reorganization by stockholders who
                        make the Equity Unit Election. Consequently, each Triton
                        Delaware stockholder  making  an  Equity  Unit  Election
                        would recognize gain to the extent the fair market value
                        of  the  Equity Units  received  in exchange  for Triton
                        Delaware Common Stock  exceeds such stockholder's  basis
                        in  its Triton Delaware  Common Stock. No  loss would be
                        recognized as a result of the Reorganization.
                        The receipt of cash  by stockholders of Triton  Delaware
                        exercising  dissenters  rights or  selling  their shares
                        pursuant  to  the  odd-lot   program  will  be   taxable
                        transactions in which gain or loss will be recognized in
                        an  amount  equal  to the  difference  between  the cash
                        received and  the  tax basis  in  the shares  of  Triton
                        Delaware Common Stock exchanged therefor.
                        The receipt of Convertible Preference Shares in exchange
                        for Convertible Preferred Stock in the Reorganization by
                        U.S. holders will be a taxable transaction. U.S. holders
                        of  Convertible Preferred Stock  will recognize gain, if
                        any (but not loss), in an amount equal to the excess  of
                        the  fair  market  value of  the  Convertible Preference
                        Shares received in  the Merger over  their tax basis  in
                        the Convertible Preferred Stock exchanged therefor.
                        For  United States federal income tax purposes, exercise
                        of  Triton  Delaware's  or  Triton  Cayman's  right   to
                        purchase  the Equity  Units for  cash will  be a taxable
                        transaction.  Exercise  of  Triton  Cayman's  right   to
                        exchange  Ordinary  Shares for  Equity  Units will  be a
                        partially  taxable   transaction  except   possibly   as
                        described further herein.

                        STOCKHOLDERS  ARE  ADVISED  TO  READ  THE  MORE DETAILED
                        SUMMARY OF THE TAX  CONSEQUENCES OF THE  REORGANIZATION,
                        AS SET FORTH UNDER "CERTAIN TAX CONSIDERATIONS."
RIGHTS OF DISSENTING
 STOCKHOLDERS.........  Under  applicable  Delaware law,  the holders  of Triton
                        Delaware  Common   Stock  will   not  have   dissenters'
                        appraisal  rights in connection with the Reorganization.
                        Holders of Convertible Preferred  Stock are entitled  to
                        dissenters' appraisal rights, subject to compliance with
                        the  procedures set forth in Section 262 of the Delaware
                        General Corporation Law (the "DGCL"), in connection with
                        the Merger. See "Rights of Dissenting Stockholders."
ACCOUNTING TREATMENT
 OF THE
 REORGANIZATION.......  The acquisition by Triton  Cayman of Triton Delaware  in connection with the Reorganization will be accounted for
                        as a combination of entities under common control (as if
                        it were a pooling of interests). See "The Reorganization
                        -- Accounting Treatment of the Reorganization."
RISK FACTORS..........  See  "Risk  Factors" for  a  discussion of  certain risk
                        factors  to  be  considered   in  connection  with   the
                        Reorganization,  including with  respect to stockholders
                        who receive Unit Depositary  Shares, the absence of  any
                        prior  market for the Unit  Depositary Shares and Triton
                        Delaware's expectation that the  trading market for  the
                        Unit Depositary Shares will be less liquid.
STOCK EXCHANGE          There  is currently no established public trading market
 LISTING..............  for the Class  A Shares or  the Unit Depositary  Shares.
                        Immediately  following the  Reorganization, the  Class A
                        Shares will  be  listed on  the  NYSE under  the  symbol
                        "OIL,"  the same symbol under  which the Triton Delaware
                        Common Stock is currently  listed. Application has  been
                        made to list the Unit Depositary Shares on the NYSE. See
                        "The Reorganization -- Stock Exchange Listing."
DEPOSITARY AND
 EXCHANGE AGENT.......  Chemical Mellon Shareholder Services, L.L.C. will act as
                        Depositary   for  the  Unit  Depositary  Shares  and  as
                        Exchange Agent in connection with the Merger.

               SELECTED HISTORICAL FINANCIAL AND OIL AND GAS DATA

    The selected historical financial data presented below for the nine month periods ended September 30, 1995 and 1994, the seven month transition period ended December 31, 1994 and each of the years in the five-year period ended May 31, 1994, are derived from the Consolidated Financial Statements of Triton Delaware and its subsidiaries (see note 1 in the table below). The Consolidated Financial Statements as of and for the seven month transition period ended December 31, 1994 and years ended May 31, 1994 and 1993 and the adjustments that were applied to restate the 1992 consolidated financial statements for discontinued aviation sales and services operations and wholesale fuel products operations were audited by Price Waterhouse LLP, independent accountants. The Consolidated Financial Statements as of and for the three years ended May 31, 1992 (before restatements for discontinued aviation sales and services operations and wholesale fuel products operations) were audited by KPMG Peat Marwick LLP, independent accountants. The Consolidated Financial Statements as of December 31, 1994, May 31, 1994 and 1993, and for the seven month transition period ended December 31, 1994 and each of the years in the three year period ended May 31, 1994, and the reports of such accountants thereon, are included in Triton Delaware's Current Report on Form 8-K dated August 24, 1995 incorporated by reference herein.

    The selected unaudited financial data presented below under the captions "Operating Data" and "Balance Sheet Data" for the nine month periods ended September 30, 1995 and 1994, and as of September 30, 1995, are derived from the unaudited consolidated condensed financial statements of Triton Delaware and its subsidiaries. With respect to such unaudited consolidated financial information for the nine month periods ended September 30, 1995 and 1994, Price Waterhouse LLP reported that they have applied limited procedures in accordance with professional standards for a review of such information. The unaudited consolidated condensed financial statements as of September 30, 1995, and for the nine month periods ended September 30, 1995 and 1994, and the review report on the nine month periods ended September 30, 1995 and 1994, are included in Triton Delaware's Quarterly Report on Form 10-Q incorporated by reference herein. The information as of September 30, 1995 and 1994, and for the nine month periods then ended is unaudited, but includes all adjustments of a normal recurring nature which Triton Delaware considers necessary for a fair presentation of the financial position and results of operations at those dates and for those periods. The results of operations for the nine months ended September 30, 1995, are not necessarily indicative of the results to be expected for the full year.

    The selected financial data reflect revenues and earnings (loss) since the date of acquisition of various companies or assets, or to the date of disposition in the case of divestitures, which materially affect comparability with prior years. The information below should be read in conjunction with the "Pro Forma Financial Information" and the Consolidated Financial Statements of Triton Delaware and related notes included in the Form 8-K dated August 24, 1995 incorporated herein by reference and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in Triton Delaware's Transition Report on Form 10-K and Triton Delaware's Quarterly Report on Form 10-Q for the nine month period ended September 30, 1995 incorporated herein by reference.

                                    AS OF OR FOR    AS OF OR FOR    AS OF OR FOR
                                     NINE MONTHS     NINE MONTHS    SEVEN MONTHS
                                        ENDED           ENDED          ENDED               AS OF OR FOR YEAR ENDED MAY 31,
                                    SEPTEMBER 30,   SEPTEMBER 30,   DECEMBER 31,   ------------------------------------------------
                                        1995            1994            1994         1994      1993      1992      1991      1990
                                    -------------   -------------   ------------   --------  --------  --------  --------  --------
OPERATING DATA (in thousands,
 except per share data):
Sales and other operating
 revenues(1)......................    $ 80,841        $ 24,510        $20,736      $ 43,208  $ 84,414  $ 90,724  $118,667  $117,793
Total revenues(1).................      98,096          33,584         25,321       107,394    90,362    97,203   150,849   127,354
Earnings (loss) from continuing
 operations(1)(2).................       5,933         (33,421)       (26,630)       (4,597)  (76,509)  (81,333)   (7,390)  (50,162)
Earnings (loss) before
 extraordinary items and
 cumulative effect of accounting
 change...........................       2,112         (35,754)       (27,708)       (9,341)  (93,552)  (94,037)    4,745   (54,769)
Net earnings (loss)(2)............       2,112         (35,754)       (27,708)       (9,341)  (89,535)  (94,037)    6,185   (54,176)
Weighted average number of common
 shares outstanding...............      35,088          34,901         34,944        34,775    34,241    29,898    20,368    20,346
EARNINGS (LOSS) PER COMMON SHARE:
  Continuing operations(1)(2).....    $   0.15        $  (0.97)       $ (0.78)     $  (0.13) $  (2.23) $  (2.77) $  (0.64) $  (2.73)
  Before extraordinary item and
   cumulative effect of accounting
   change.........................    $   0.04        $  (1.04)       $ (0.81)     $  (0.27) $  (2.73) $  (3.19) $  (0.04) $  (2.96)
  Net earnings (loss).............    $   0.04        $  (1.04)       $ (0.81)     $  (0.27) $  (2.61) $  (3.19) $   0.03  $  (2.93)
Cash dividends per common share...      --              --             --             --        --        --        --         0.10
Ratio of earnings to combined
 fixed charges and preferred
 dividends(3).....................         1.1x          (3)            (3)          (3)       (3)       (3)          1.1x   (3)

BALANCE SHEET DATA (in thousands):
Net property and equipment........    $465,816        $365,320        $399,658     $308,498  $330,151  $385,979  $391,862  $424,850
Total assets......................     827,155         611,826        619,201       616,101   561,931   571,169   553,809   646,128
Long-term debt....................     404,944         305,218        315,258       294,441   159,147    27,587   160,667   233,134
Redeemable preferred stock of
 subsidiaries.....................      --              --             --             --       11,399    12,972    13,608    22,615
Stockholders' equity..............     243,212         253,408        237,195       263,422   255,432   336,013   186,503   173,796
CERTAIN OIL AND GAS DATA(4)
Sales price realized per BOE......    $  15.79        $  13.51        $ 14.26      $  12.91  $  13.18  $  13.05  $  15.52  $  12.87
BOE produced (in thousands).......       5,741           2,597          2,059         4,399     7,351     7,838     8,302     8,821

------------------------------
(1) Operating data for the nine months ended September 30, 1994, the seven months ended December 31, 1994 and the years ended May 31, 1994, 1993, 1992, 1991, and 1990 are restated to reflect the aviation sales and services segment and the wholesale fuel product segment as discontinued operations in 1995 and 1993, respectively.


(2) Gives effect to the writedown of assets and loss provisions of $14.7 million, $1.0 million, $45.8 million, $99.9 million, $48.8 million, $2.7 million, and $29.2 million for the nine months ended September 30, 1994, the seven months ended December 31, 1994 and the years ended May 31, 1994, 1993, 1992, 1991 and 1990, respectively.


(3) For purposes of computing the ratio of earnings to combined fixed charges and preferred dividends, earnings consist of earnings (loss) from continuing operations before income taxes, minority interest and extraordinary items and cumulative effect of accounting changes, plus fixed charges (interest charges and preferred stock dividend requirements of subsidiaries, adjusted to a pretax basis), less interest capitalized, less preferred stock dividend requirements of subsidiaries adjusted to a pretax basis and less undistributed earnings of affiliates whose debt is not guaranteed by Triton Delaware. Earnings were inadequate to cover fixed charges and preferred dividends for the nine months ended September 30, 1994 by $54,078,000, for the seven months ended December 31, 1994 by $31,014,000 and for the years ended May 31, 1994, 1993, 1992 and 1990 by
     $40,976,000,   $152,391,000,  $94,261,000  and  $59,603,000,  respectively.
     Without nonrecurring items, earnings would have been inadequate to cover fixed charges and preferred dividends for the nine months ended September 30, 1995 and 1994 by $7,062,000 and $40,212,000, respectively, for the seven months ended December 31, 1994 by $30,030,000, and for the years ended May 31, 1994, 1993, 1992, 1991 and 1990 by $51,415,000, $45,183,000,
     $33,687,000, $17,452,000 and $28,864,000, respectively.

(4) Includes Triton Delaware's interest in the net production attributable to minority interests in consolidated subsidiaries, but includes only Triton Delaware's proportionate interest in a non-consolidated affiliate. Includes production only since or up to the effective dates of their respective acquisitions or sales, as the case may be.

                    SUMMARY PRO FORMA FINANCIAL INFORMATION
    The following summary pro forma combined financial information of Triton Cayman and Triton Delaware gives effect to (i) the acquisition of Triton Delaware in connection with the proposed Reorganization, whereby Triton Cayman will become the parent holding company of Triton Delaware and (ii) subsequent to the Reorganization, the transfer to Triton Cayman of substantially all of the businesses or subsidiaries of Triton Delaware located outside of the United States, other than Triton Delaware's interests in the Cusiana and Cupiagua fields in Colombia. The following summary pro forma combined financial information of Triton Cayman and Triton Delaware should be read in conjunction with the Pro Forma Combined Condensed Financial Information included elsewhere herein and the separate historical financial statements of Triton Delaware and notes thereto incorporated by reference in this Proxy Statement/Prospectus. The pro forma combined financial data of Triton Delaware are not necessarily indicative of the operating results that would have been achieved had the transfers described in note (1) below been effected during the periods presented or the results that may be obtained in the future.

                SUMMARY PRO FORMA COMBINED FINANCIAL INFORMATION
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                      PRO FORMA
                                     --------------------------------------------
                                                      SEVEN MONTHS
                                      NINE MONTHS        ENDED
                                         ENDED          DEC. 31,      YEAR ENDED
TRITON DELAWARE                      SEPT. 30, 1995       1994       MAY 31, 1994
-----------------------------------  --------------   ------------   ------------
STATEMENT OF OPERATIONS DATA (1):
Total revenue......................     $102,682       $  29,147      $ 112,192
Earnings (loss) from continuing
 operations before income taxes and
 minority interest.................       23,154         (12,791)        46,649
Earnings (loss) from continuing
 operations........................       15,697         (14,987)        41,667
Earnings (loss) from continuing
 operations per common share.......     $   0.42       $   (0.44)     $    1.20
Weighted average number of shares
 outstanding.......................       35,088          34,944         34,775


                                                  SEPTEMBER 30, 1995
                                     --------------------------------------------
                                                       PRO FORMA
TRITON DELAWARE                        HISTORICAL     ADJUSTMENTS     PRO FORMA
-----------------------------------  --------------   ------------   ------------
BALANCE SHEET DATA (1):
Working capital....................     $135,790       $   6,986      $ 142,776
Total assets.......................      827,155         102,856        930,011
Long-term debt, less current
 portion...........................      404,944          --            404,944
Total stockholders' equity.........      243,212         121,541        364,753

                                                  SEPTEMBER 30, 1995
                                     --------------------------------------------
                                                       PRO FORMA
TRITON CAYMAN                          HISTORICAL     ADJUSTMENTS     PRO FORMA
-----------------------------------  --------------   ------------   ------------
BALANCE SHEET DATA (2):
Working capital....................      --            $ 135,790      $ 135,790
Total assets.......................      --              827,155        827,155
Long-term debt, less current
 portion...........................      --              404,944        404,944
Preferred stock of a subsidiary
 (3)...............................      --              439,086        439,086
Total stockholders' equity.........      --             (195,874)      (195,874)


------------------------------

(1) Following the Reorganization, Triton Cayman intends to acquire substantially all of the businesses or subsidiaries of Triton Delaware located outside of the United States, other than Triton Delaware's interests in the Cusiana and Cupiagua fields in Colombia, for an aggregate purchase price estimated to be approximately $ million. Triton Delaware will retain preferred stock, with an estimated stated value of $ million, of Triton Oil Company of Thailand JDA Ltd. through which Triton Cayman will hold its interest in Block A-18 of the Malaysia-Thailand Joint Development Area and preferred stock, with an estimated stated value of $ million, of Triton International Petroleum, Inc. through which Triton Cayman will hold its interests in various other oil and gas exploration ventures worldwide. The excess of the consideration over the net book value of the assets to be sold estimated to be approximately $ million to be recognized by Triton Delaware, has been reported as an increase to stockholders' equity in the unaudited Pro Forma Consolidated Condensed Balance Sheet of Triton Delaware. The consideration for the contemplated transfers, as well as the stated value of the preferred stock to be retained by Triton Delaware, will be determined at the time of such transfers and the issuance of such shares, respectively, and will be based on independent third party appraisals.


(2) Pro forma consolidated condensed statements of operations for Triton Cayman are not presented herewith because the pro forma consolidated condensed statements of operations of Triton Cayman for the nine months ended September 30, 1995, the seven month transition period ended December 31, 1994 and the year ended May 31, 1994 would be identical to the historical results of operations included within the pro forma consolidated condensed statements of operations of Triton Delaware reflecting the sale of Triton France S.A. included elsewhere in this Proxy Statement/Prospectus, and the pro forma consolidated condensed statements of operations for the years ended May 31, 1993 and 1992 would be identical to the historical
     Consolidated Statements of Operations of Triton Delaware as reported in Triton Delaware's Current Report on Form 8-K dated August 24, 1995, which is incorporated herein by reference.


(3) This pro forma presentation assumes that .9 million shares of Triton Delaware Preferred Stock are issued, that holders of 25% of Triton Delaware Common Stock make an Equity Unit Election and that one-tenth of a share of Triton Delaware Preferred Stock is valued at $ . If holders of 15% of Triton Delaware Common Stock make an Equity Unit Election, the amount shown for preferred stock of subsidiary would be $263 million.

                                  RISK FACTORS

    Before voting on the proposal to adopt the Merger Agreement, Triton Delaware stockholders should carefully read this entire Proxy Statement/Prospectus and should give particular attention to the following risks factors:


    CERTAIN TAX CONSEQUENCES. Triton Delaware will receive opinions of Special Tax Counsel to the effect that it is more likely than not that the Triton Delaware Preferred Stock will be treated as stock of Triton Delaware and that the receipt of such Triton Delaware Preferred Stock will not be a taxable transaction. In such case, stockholders electing to receive Equity Units will be subject to U.S. federal income tax only with respect to that portion of the fair market value (on the date of the Reorganization) of such Equity Unit attributable to the Class B Share. However, in view of the absence of authority dealing with transactions similar to the Reorganization or securities of a type similar to the Equity Units, Special Tax Counsel believe there is significant uncertainty and no assurance can be given that the IRS or the courts will agree. As of the date of this Proxy Statement/Prospectus, Triton Delaware believes, based upon the advice of Lehman and J.P. Morgan, that the fair market value of a
Class  B Share would  be approximately $           and the  fair market value of
one-tenth of one share of Triton Delaware Preferred Stock would be approximately
$        , based  upon the closing price of the Triton Delaware Common Stock  on
the  NYSE Composite Transactions Tape on             , 1996 of $        . Triton
Delaware will provide stockholders making an Equity Unit Election with confirmation of its financial advisors' estimate of the fair market value of the Triton Delaware Preferred Stock and the Class B Shares as of the date of the Reorganization. No assurance can be given that the IRS will not take the position that Class B Shares have a higher fair market value than that estimated by Triton Delaware. Moreover, the IRS may argue that the entire fair market value of the Equity Units should be treated as taxable consideration in the Reorganization. See "Certain Tax Considerations -- United States Federal Income Tax Consequences -- Equity Unit Election."



    Following the Reorganization, Triton Delaware intends to transfer substantially all of its businesses or subsidiaries located outside the United States, other than Triton Delaware's interests in the Cusiana and Cupiagua fields in Colombia, to Triton Cayman for an aggregate purchase price estimated
to be approximately $       million. The value of  the assets to be  transferred
will be based on independent third party appraisals as of the dates of the transfers and are expected to result in an aggregate gain for tax purposes estimated to be approximately $ million. Of Triton Delaware's net operating loss carryforwards ("NOLs"), approximately $ is expected to be available to offset the anticipated gains. The appraisals will not be binding on the IRS, which may argue that the gains are larger, perhaps exceeding available NOLs. Triton Delaware expects to defer the gain on the sale of the assets to Triton Cayman by retaining preferred shares which will approximate the value of the assets at the time of the sale to Triton Cayman.


    ABSENCE OF PRIOR MARKET. Currently, there is no established trading market for the Class A Shares or the Unit Depositary Shares. Although Triton Cayman will apply to list the Unit Depositary Shares for trading on the New York Stock Exchange, there can be no assurance that an active public market for the Unit Depositary Shares will develop or be sustained. In addition, although Receipts must be issued in respect of at least the Minimum Election Number, it is not possible to determine how many Unit Depositary Shares will be issued upon the consummation of the Reorganization and therefore the extent to which a trading market in the Unit Depository Shares will develop. Triton Delaware expects that because the number of Unit Depositary Shares will be, at most, one-third the number of Class A Shares issued upon consummation of the Merger, the trading market for the Unit Depositary Shares will be less liquid.

    NO ASSURANCE AS TO TRADING VALUE. Triton Delaware believes that the fair market value of a Class A Share is approximately equal to the fair market value of an Equity Unit. There can be no assurance, however, that the market price of a Class A Share will equal the market price of an Equity Unit upon consummation of the Reorganization or at any time thereafter.

    THE OIL AND GAS INDUSTRY GENERALLY. Oil prices have been subject to significant fluctuations over the past two decades. Levels of production maintained by the Organization of Petroleum Exporting Countries member nations and other major oil producing countries, and the actions of oil traders, are expected to continue to be major determinants of petroleum price movements in the near term. It is impossible to predict future petroleum price movements with any certainty. Triton Delaware may from time to time enter into contracts to hedge its risk against changing oil prices.

    Triton Delaware's oil and gas business is subject to all of the operating risks normally associated with the exploration for and production of oil and gas, including blowouts, cratering, pollution, earthquakes, labor disruptions and fires, each of which could result in damage to or destruction of oil and gas wells, formations, production facilities or properties, or in personal injury. In accordance with customary industry practices, Triton Delaware maintains insurance coverage limiting financial loss resulting from certain of these operating hazards. Losses and liabilities arising from uninsured or underinsured events would reduce revenues and increase costs to Triton Delaware.

    Triton Delaware's oil and gas business is also subject to laws, rules and regulations in the countries in which it operates, which generally pertain to production control, taxation, environmental and pricing concerns and other matters relating to the petroleum industry.

    Moreover, because Triton Delaware may not be the operator or own a majority interest in a number of contract areas, it will not be able to control the timing or manner in which capital expenditures will occur in these areas to the same degree as if it were the operator or owner of a majority interest. Triton Delaware's inability to meet its obligations in these and other contract areas could have a material adverse effect on its interests in these contract areas.

    TRITON DELAWARE'S FINANCIAL POSITION. Triton Delaware reported income from continuing operations of $1.3 million and $5.9 million for the three and nine months ended September 30, 1995, respectively, but losses from continuing operations for the seven month transition period ended December 31, 1994 ($26.6 million) and for each of the last five fiscal years in the period ended May 31, 1994 ($4.6 million, $76.5 million, $81.3 million, $7.4 million and $50.2 million for 1994, 1993, 1992, 1991 and 1990, respectively). To date, working capital (amounting to $135.8 million as of September 30, 1995, excluding $3.9 million of long-term marketable securities), external sources of funding, asset sales and net cash flow from operations have been sufficient to service Triton Delaware's existing debt obligations, even though Triton Delaware has experienced losses. Triton Delaware expects to pursue financing alternatives and to dispose of certain assets or operations in order to meet expenditure requirements on existing or contemplated projects and to service its debt obligations, the timing and nature of which may be affected by, among other things, the timing and extent of production and capital expenditures in Colombia, Malaysia-Thailand and elsewhere. There can be no assurance as to the ability of Triton Delaware to effect sales of its assets or to access public or private markets for such financings, the timing of such sales or financings or the proceeds, if any, that Triton Delaware could realize therefrom. Moreover, Triton Delaware's ability to pursue additional debt financing is limited by covenants in the indenture pursuant to which $240 million principal amount of its 12% Senior Subordinated Discount Notes due 1997 (the "1997 Notes") were issued in 1992 and in the indenture pursuant to which $170 million principal amount of its 9 3/4% Senior Subordinated Discount Notes due 2000 (the "2000 Notes") were issued in 1993.

    For information regarding Triton Delaware's financial position and results of operations and Triton Delaware's deficits of earnings to combined fixed charges and preferred dividends, see "Summary -- Selected Historical Financial and Oil and Gas Data" herein and Triton Delaware's Consolidated Statements of Operations, Consolidated Balance Sheets and Consolidated Statements of Cash Flows in Triton Delaware's annual and periodic reports and other documents incorporated herein by reference.

    ENVIRONMENTAL MATTERS. Triton Delaware is subject to extensive environmental laws and regulations. These laws regulate the discharge of oil, gas or other materials into the environment and may require Triton Delaware to remove or mitigate the environmental effects of the disposal or release of such materials at various sites. Triton Delaware does not believe that its environmental risks are materially different from those of comparable companies in the oil and gas industry. Nevertheless, no assurance can be given that environmental laws and regulations will not, in the future, adversely affect Triton Delaware's results of operations, cash flows or financial position. Pollution and similar environmental risks generally are not fully insurable.

    RISKS OF FOREIGN OPERATIONS. Triton Delaware derives a significant portion of its consolidated revenues from foreign operations. Risks inherent in foreign operations include loss of revenue, property and equipment from such hazards as expropriation, nationalization, war, insurrection and other political risks, risks of increase in taxes and governmental royalties, renegotiation of contracts with governmental entities, as well as changes in laws and policies governing operations of foreign based companies. Other risks inherent in foreign operations are the possibility of realizing economic currency exchange losses when transactions are completed in currencies other than United States dollars and Triton Delaware's ability to freely repatriate its earnings under existing exchange control laws.

    CERTAIN FACTORS RELATING TO COLOMBIA. Triton Delaware is a participant in significant oil and gas discoveries located in the Llanos Basin in the foothills of the Andes Mountains, approximately 160 kilometers (100 miles) northeast of Bogota, Colombia. Triton Delaware owns interests in three contiguous areas known as the Rio Chitamena, Santiago de las Atalayas ("SDLA") and Tauramena contract areas. Test results for the initial exploratory and subsequent delineation wells indicate that significant oil and gas deposits lie across the Rio Chitamena, SDLA and Tauramena contract areas (the "Cusiana Field"), and within the SDLA contract area (the "Cupiagua Field").

    Largely due to complex geology, drilling of wells in the Cusiana and Cupiagua fields has been comparatively difficult, lengthy in duration and expensive. Triton Delaware believes that considerable progress has been achieved in reducing the time and expenditures required to drill and complete wells in the Cusiana and Cupiagua fields based on experience gained from initial wells drilled. Although there can be no assurance, Triton Delaware believes that the experience gained in the area to date will allow the operator to continue to reduce the time and expenditures required to drill and complete wells in the area. However, because Triton Delaware is not the operator of these contract areas, Triton Delaware does not control the timing or manner of these operations.

    Full development of reserves in the Cusiana and Cupiagua fields will take several years and require additional drilling and extensive production facilities, which in turn will require significant additional capital expenditures, the ultimate amount of which cannot be predicted. Pipelines connect the major producing fields in Colombia to export facilities and to refineries. These pipelines are in the process of being upgraded to accommodate production from the Cusiana and Cupiagua fields.

    Guerilla activity in Colombia has from time to time disrupted the operation of oil and gas projects and increased costs. Although the Colombian government, Triton Delaware and its partners have taken steps to improve security and improve relations with the local population, there can be no assurance that attempts to reduce or prevent guerrilla activity will be successful or that such activity will not disrupt operations in the future.

    REGULATORY MATTER. On July 28, 1992, the Commission requested that Triton Delaware provide to the Commission, on a voluntary basis, information and documents regarding certain of Triton Delaware's employees and former employees, Triton Delaware's operations in Indonesia, Triton Delaware's dealings with Indonesian officials, and Triton Delaware's internal accounting controls. The staff of the Commission has advised Triton Delaware that Triton Delaware should not construe this inquiry as an indication that any violation of law has occurred or as an adverse reflection upon any person, entity or security. Subsequently, Triton Delaware has been advised that the Justice Department is conducting a similar inquiry. Triton Delaware continues to cooperate with both agencies. Based upon the information available to Triton Delaware to date, Triton Delaware believes that it will be able to resolve any issues that either agency ultimately might raise concerning these matters in a manner that would not have a material adverse effect on Triton Delaware's consolidated financial position.

                              THE SPECIAL MEETING

SPECIAL MEETING

    A  Special Meeting of the Triton Delaware stockholders will  be held at
a.m., Dallas time, on               ,  1996, at Triton Energy Corporation,  6688
North Central Expressway, 12th Floor, Dallas, Texas 75206 (or any adjournments or postponements thereof) to consider and vote on the proposal to adopt the Merger Agreement and any other matters that may properly come before such meeting. The presence, in person or by proxy, of stockholders holding a majority of the outstanding Triton Delaware Common Stock entitled to vote at the Special Meeting will constitute a quorum.

    Management of Triton Delaware knows of no matters other than as described in the accompanying Notice of Special Meeting which are likely to be brought before the Special Meeting. However, if any other matters, not now known, properly come before such meeting, the persons named in the enclosed proxy will vote the proxy in accordance with their best judgment on such matters.

    THE  BOARD  OF DIRECTORS  OF TRITON  DELAWARE  HAS UNANIMOUSLY  APPROVED THE
PROPOSED  REORGANIZATION   AND  THE   MERGER  AGREEMENT   AND  RECOMMENDS   THAT
STOCKHOLDERS VOTE FOR THE PROPOSAL TO ADOPT THE MERGER AGREEMENT.

RECORD DATE

    Only  Triton Delaware  stockholders of  record at  the close  of business on
            , 1996, as shown on Triton Delaware's records, will be entitled to vote, or to grant proxies to vote, at the Special Meeting.

    The vote of any Triton Delaware stockholder who is represented at the Special Meeting by proxy will be cast as specified in the proxy or, if no vote is specified in the proxy, such vote will be cast FOR the proposal. Any Triton Delaware stockholder of record who is present at the Special Meeting in person will be entitled to vote at the meeting regardless of whether such stockholder has previously granted a proxy with respect thereto.

VOTE REQUIRED FOR ADOPTION

    Adoption of the Merger Agreement requires the affirmative vote of the stockholders of Triton Delaware who hold a majority of the outstanding shares of Triton Delaware Common Stock. Abstentions and broker "non-votes" will be treated as votes against the proposal to adopt the Merger Agreement. As of the record
date described above, there were         shares of Triton Delaware Common  Stock
outstanding and entitled to vote. In addition, as of the record date, the directors and executive officers of Triton Delaware and affiliates of such
persons  directly owned, in the aggregate,        shares (approximately    %) of
the total number of shares of Triton Delaware Common Stock outstanding and have indicated their intention to vote such shares in favor of the proposal to adopt the Merger Agreement.

PROXIES

    GENERAL

    Each Triton Delaware stockholder as of the record date will receive a Proxy Card. A stockholder of Triton Delaware may grant a proxy to vote for or against, or to abstain from voting on, the proposal to adopt the Merger Agreement by marking his/her Proxy Card appropriately, executing it in the space provided, and, in the case of holders of Triton Delaware Common Stock appearing on the stock records of Triton Delaware, returning it to Triton Delaware. Triton Delaware stockholders who hold their Triton Delaware Common Stock in the name of a bank, broker or other nominee should follow the instructions provided by their bank, broker or nominee on voting their shares.

    To be effective, a Proxy Card must be received prior to the Special Meeting. Any properly executed proxy will be voted in accordance with the specification indicated on such Proxy Card. A properly executed and returned Proxy Card in which no specification is made will be voted FOR the proposal to adopt the Merger Agreement.

    If any other matters are properly presented at the Special Meeting for consideration, including consideration of a motion to adjourn the meeting to another time and/or place (including adjournments for the purpose of soliciting additional proxies), the persons named in the Proxy Card and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

    REVOCATION

    In the case of holders of Triton Delaware Common Stock appearing on the stock records of Triton Delaware, a Proxy Card may be revoked at any time prior to its exercise by (a) giving written notice of such revocation to Triton Delaware, (b) appearing and voting in person at the Special Meeting, or (c) properly completing and executing a later-dated proxy and delivering it to Triton Delaware at or before the Special Meeting. Presence without voting at the Special Meeting will not automatically revoke a proxy, and any revocation during the meeting will not affect votes previously taken. Triton Delaware stockholders who hold their Triton Delaware Common Stock in the name of a bank, broker or other nominee should follow the instructions provided by their bank, broker or nominee in revoking their previously voted shares.

    VALIDITY

    All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Proxy Cards will be determined by the inspectors of election. Any such determination will be final and binding. The Board of Directors of Triton Delaware will have the right to waive any irregularities or conditions as to the manner of voting. Triton Delaware may accept proxies by any reasonable form of communication so long as it can reasonably be assured that the communication is authorized by the Triton Delaware stockholder.

SOLICITATION OF PROXIES

    The accompanying proxy is being solicited on behalf of the Board of Directors of Triton Delaware. The expenses of preparing, printing and mailing the proxy and the materials used in the solicitation thereof will be borne by Triton Delaware.

    Georgeson & Company Inc. has been retained by Triton Delaware to aid in the solicitation of proxies, for a fee of $50,000 and the reimbursement of out-of-pocket expenses. Proxies may also be solicited by personal interview, telephone and telegram by directors, officers and employees of Triton Delaware who will not receive additional compensation for such services. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Triton Delaware Common Stock held by such persons, and Triton Delaware will reimburse them for reasonable expenses incurred by them in connection therewith.

PROPOSALS OF STOCKHOLDERS

    Any stockholder who desired to present proposals to Triton Delaware's (or, if the Reorganization is consummated, Triton Cayman's) 1996 Annual Meeting of Stockholders and to have such proposals set forth in the proxy statement mailed in conjunction with such Annual Meeting was required to have submitted such proposals to Triton Delaware by December 5, 1995. All stockholder proposals are required to comply with Rule 14a-8 promulgated by the Commission pursuant to the Exchange Act.

                       TRITON DELAWARE AND TRITON CAYMAN

    Triton Delaware is an international oil and gas exploration company primarily engaged in exploration and production through subsidiaries and affiliates. Triton Delaware's principal properties and operations are located in Colombia and Malaysia-Thailand. Triton Delaware also has oil and gas interests in other Latin American and Asian countries, Europe, Australia and North America.

    Triton Cayman is a newly formed Cayman Islands company and a wholly-owned subsidiary of Triton Delaware. Triton Cayman was formed to become the parent holding company of Triton Delaware. All of the capital stock of Triton Cayman is currently held by Triton Delaware. After the consummation of the Reorganization, Triton Delaware will become a subsidiary of Triton Cayman and substantially all of Triton Delaware's businesses or subsidiaries located outside of the United States, other than Triton Delaware's interests in the Cusiana and Cupiagua fields in Colombia, will be transferred to Triton Cayman. See "Pro Forma Financial Information." Triton Cayman has formed a wholly-owned subsidiary, Sub, specifically to effect the Reorganization. Neither Triton Cayman nor Sub has any significant assets or capitalization nor has engaged in any business or prior activities other than in connection with the Reorganization.

                     TRITON ENERGY LIMITED AND SUBSIDIARIES
                        PRO FORMA FINANCIAL INFORMATION

BASIS OF PRESENTATION

    The accompanying unaudited Pro Forma Consolidated Condensed Balance Sheet of Triton Energy Limited ("Triton Cayman"), a Cayman Islands company and wholly-owned subsidiary of Triton Energy Corporation ("Triton Delaware"), gives effect to (i) the acquisition of Triton Delaware in connection with the proposed Reorganization, whereby Triton Cayman will become the parent holding company of Triton Delaware and (ii) subsequent to the Reorganization, the acquisition by Triton Cayman of substantially all of the businesses or subsidiaries of Triton Delaware located outside of the United States, other than Triton Delaware's interests in the Cusiana and Cupiagua fields in Colombia. The Reorganization will be accounted for as a combination of entities under common control (as if it were a pooling of interests). The unaudited Pro Forma Consolidated Condensed Balance Sheet presents the combined financial position of Triton Cayman and Triton Delaware as of September 30, 1995 assuming the proposed Reorganization and purchase of assets had occurred as of September 30, 1995. Unaudited pro forma consolidated condensed statements of operations for Triton Cayman are not presented herewith because the unaudited pro forma consolidated condensed statements of operations of Triton Cayman for the nine months ended September 30, 1995, the seven month transition period ended December 31, 1994 and the year ended May 31, 1994 would be identical to the historical results of operations included within the unaudited pro forma consolidated condensed statements of operations of Triton Delaware reflecting the sale of Triton France S.A. included in this Proxy Statement/Prospectus, and the unaudited pro forma consolidated condensed statements of operations for the years ended May 31, 1993 and 1992 would be identical to the historical Consolidated Statements of Operations of Triton Delaware as reported in Triton Delaware's Current Report on Form 8-K dated August 24, 1995, which is incorporated herein by reference.

    The Pro Forma Consolidated Condensed Balance Sheet of Triton Cayman should be read in conjunction with the restated consolidated financial statements and the related notes included in Triton Delaware's Current Report on Form 8-K dated August 24, 1995. The pro forma financial information is not indicative of Triton Cayman's financial position that might have occurred had such transaction actually occurred on the date indicated above.

                     TRITON ENERGY LIMITED AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                               SEPTEMBER 30, 1995


                                                                   TRITON ENERGY     ISSUANCE OF
                                                      HISTORICAL   CORPORATION (A) EQUITY UNITS (B)   PRO FORMA
                                                      -----------  --------------  ----------------  ------------
                                                                            (IN THOUSANDS)
                                                                              (UNAUDITED)
ASSETS
Current assets:
  Cash and equivalents..............................  $   --        $   75,989     $      --         $     75,989
  Short-term marketable securities..................      --            57,338            --               57,338
  Receivables.......................................      --            33,122            --               33,122
  Inventories, prepaid expenses and other...........      --             5,927            --                5,927
                                                      -----------  --------------  ----------------  ------------
      Total current assets..........................      --           172,376            --              172,376
Long-term marketable securities.....................      --             3,930            --                3,930
Property and equipment, at cost, less accumulated
 depreciation and depletion of $261,504.............      --           465,816            --              465,816
Investments and other assets........................      --           185,033            --              185,033
                                                      -----------  --------------  ----------------  ------------
                                                      $   --        $  827,155     $      --         $    827,155
                                                      -----------  --------------  ----------------  ------------
                                                      -----------  --------------  ----------------  ------------


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Current installments of long-term debt............  $   --        $    1,313     $      --         $      1,313
  Accounts payable and accrued liabilities..........      --            35,273            --               35,273
                                                      -----------  --------------  ----------------  ------------
      Total current liabilities.....................      --            36,586            --               36,586
                                                      -----------  --------------  ----------------  ------------
Long-term debt, excluding current installments......      --           404,944            --              404,944
Deferred income taxes...............................      --            26,137            --               26,137
Deferred income and other...........................      --           116,276            --              116,276
Convertible debentures due to employees.............      --             --               --              --
Preferred stock of a subsidiary.....................      --             --             439,086           439,086
Stockholders' equity:
  5% Convertible preference shares..................      --            14,119(c)         --               14,119
  Ordinary shares:
    Class A.........................................            1       35,871          (35,603)(d)           269
      Subscription receivable.......................           (1)       --                   1           --
    Class B.........................................      --             --                  90(d)             90
    Class C.........................................      --             --               --              --
  Additional paid-in capital........................      --           514,266         (403,574)(e)       110,692
  Accumulated deficit...............................      --          (311,902)           --             (311,902)
  Foreign currency translation adjustment...........      --            (8,519)           --               (8,519)
  Other.............................................      --              (281)           --                 (281)
                                                      -----------  --------------  ----------------  ------------
                                                          --           243,554         (439,086)         (195,532)
  Less cost of common stock in treasury.............      --               342            --                  342
                                                      -----------  --------------  ----------------  ------------
      Total stockholders' equity....................      --           243,212         (439,086)         (195,874)
Commitments and contingencies.......................      --             --               --              --
                                                      -----------  --------------  ----------------  ------------
                                                      $   --        $  827,155     $      --         $    827,155
                                                      -----------  --------------  ----------------  ------------
                                                      -----------  --------------  ----------------  ------------



 Triton Energy Limited uses the full cost method to account for its oil and gas producing activities.


See accompanying notes to pro forma consolidated condensed financial statements.

                     TRITON ENERGY LIMITED AND SUBSIDIARIES

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.  PLAN OF REORGANIZATION

    Triton Energy Corporation ("Triton Delaware") has proposed a reorganization pursuant to which Triton Energy Limited ("Triton Cayman"), a Cayman Islands company and a wholly-owned subsidiary of Triton Delaware, will become the parent holding company of Triton Delaware. The Reorganization will be effected pursuant to the Agreement and Plan of Merger among Triton Cayman, Triton Delaware and TEL Merger Corp., a Delaware corporation and a wholly-owned subsidiary of Triton Cayman ("Sub").



    In connection with the Reorganization, holders, in the aggregate, of not less than 15% but not more than 25% of the outstanding shares of Triton Delaware Common Stock may make an unconditional election (the "Equity Unit Election") to receive one Equity Unit ("Equity Unit") comprised of (i) one Class B ordinary share of Triton Cayman, par value $.01 per share ("Class B Share"), and (ii) one-tenth of one share of participating preferred stock, par value $.01 per share, of Triton Delaware ("Triton Delaware Preferred Stock"), which securities shall be paired and after such pairing may only be traded together as a unit and will not be separately transferable. Each outstanding share of Triton Delaware Common Stock, other than those with respect to which an Equity Unit Election has been made, will be automatically converted into one Class A ordinary share, par value of $.01 per share ("Class A Share") of Triton Cayman. Each outstanding share of 5% convertible preferred stock of Triton Delaware will be automatically converted into one 5% convertible preference share of Triton Cayman.


    Pro forma adjustments are made to reflect:

       (a) the acquisition of Triton Delaware and subsidiaries as if the acquisition occurred on September 30, 1995;


       (b) the issuance of 9 million Equity Units, each consisting of one Class B Share of Triton Cayman and one-tenth of one share of Triton
    Delaware Preferred Stock, assuming holders of 25% of Triton Delaware Common Stock make an Equity Unit Election and that each one-tenth of one share of
    Triton  Delaware Preferred Stock is valued at $       . If holders of 15% of
    Triton Delaware's Common Stock make an Equity Unit Election, the amount shown for preferred stock of a subsidiary would be $263 million;



       (c) the conversion, pursuant to the Reorganization, of .4 million shares of Triton Delaware's 5% convertible preferred stock into .4 million
    5% convertible preference shares of Triton Cayman;



       (d) the reduction of the par value of 35.9 million shares of Triton Delaware Common Stock from $1.00 per share to $.01 per share, in connection with the issuance of Ordinary Shares. Following the Reorganization, Triton Cayman will have 26.9 million Class A Shares and 9 million Class B Shares outstanding, assuming holders of 25% of the outstanding shares of Triton Delaware Common Stock make an Equity Unit Election; and



       (e) the net reduction to additional paid-in capital resulting from the issuance of Class A Shares and Equity Units pursuant to the
    Reorganization.


2.  FORMATION OF TRITON CAYMAN
    Triton Cayman was incorporated on August 23, 1995 to become the parent holding company of Triton Delaware. The balances of Triton Cayman reported in the unaudited Pro Forma Consolidated Condensed Balance Sheet as of September 30, 1995 reflect the initial capitalization of Triton Cayman.

3.  TRANSFER OF ASSETS
    Following the Reorganization, Triton Delaware intends to transfer substantially all of its businesses or subsidiaries located outside of the United States, other than Triton Delaware's interests in the Cusiana and Cupiagua fields in Colombia, to Triton Cayman for an aggregate purchase price

                     TRITON ENERGY LIMITED AND SUBSIDIARIES

3.  TRANSFER OF ASSETS (CONTINUED)

estimated  to be  approximately $         million.  Triton Delaware  will retain
preferred stock of  Triton Oil Company  of Thailand JDA  Ltd. with an  estimated
stated  value of  $         million through  which Triton  Cayman will  hold its
interest in Block A-18 of the Malaysia-Thailand Joint Development Area and preferred stock of Triton International Petroleum, Inc. with an estimated stated value of $ million through which Triton Cayman will hold its interests in various other oil and gas exploration ventures worldwide. No book gain or loss will be recognized by Triton Cayman on a consolidated basis. The consideration for the contemplated transfers, as well as the stated value of the preferred stock to be retained by Triton Delaware, will be determined at the time of such transfers and the issuance of such shares, respectively, and will be based on independent third party appraisals.


4.  TRITON DELAWARE PREFERRED STOCK

    Holders of Triton Delaware Preferred Stock will be entitled to receive dividends, when, as and if declared by the Board of Directors of Triton Delaware on the common stock of Triton Delaware outstanding after the Reorganization, in an amount such that the aggregate amount of the dividend declared with respect to the Triton Delaware Preferred Stock shall be a percentage of the aggregate amount of the dividend declared on the Triton Delaware Preferred Stock and the common stock (and any other series or class of stock that participates in dividends with the holders of the common stock) equal to the product of (x) the number determined by dividing the number of shares of Triton Delaware Preferred Stock outstanding at such time multiplied by ten, by the total number of shares of Triton Delaware Common Stock outstanding immediately prior to the Effective Time multiplied by (y) 100. In case of the voluntary or involuntary liquidation, dissolution, or winding-up of Triton Delaware, holders of shares of Triton Delaware Preferred Stock are entitled to receive out of the assets of Triton Delaware available for distribution to its stockholders an amount per share of Triton Delaware Preferred Stock equal to the fair market value of one-tenth of one share of Triton Delaware Preferred Stock at the Effective Time, as determined by Triton Delaware upon the advice of its financial advisors (the "Liquidation Preference"), before any payment or distribution is made to the holders of any series or class of Triton Delaware's stock which ranks junior as to liquidation rights to the Triton Delaware Preferred Stock. After payment in full of the Liquidation Preference, the holders of such shares of Triton Delaware Preferred Stock will be entitled to share with the holders of common stock of Triton Delaware in any distribution of assets by Triton Delaware. In connection with any such distribution, the holders of the shares of Triton Delaware Preferred Stock shall receive a portion of such distribution equal to the product of the aggregate distribution and the percentage of shares of Triton Delaware Common Stock that receive Equity Units in the Merger, and the holders of common stock of Triton Delaware shall receive the remainder of such distribution. In the event that the number of outstanding shares of Triton Delaware Preferred Stock decreases, such percentage shall be decreased in proportion to such decrease in number of shares of Triton Delaware Preferred Stock. Neither a consolidation or merger of Triton Delaware with another corporation nor a sale or transfer of all or part of Triton Delaware's assets will be considered a liquidation, dissolution or winding-up of Triton Delaware.



    Either Triton Cayman or Triton Delaware may, at its option, purchase  Equity
Units,  in whole or in part, at any time on or after              , 1999. Triton
Cayman may also, at its option, purchase Equity Units, in whole or in part, at any time immediately prior to the date on which a sale or other disposition of the stock of Triton Delaware is consummated. The purchase price of one Equity Unit payable upon such purchase will generally be equal to the greater of .95 of one Class A Share and the fair market value of an Equity Unit, payable in cash or, by Triton Cayman, in Ordinary Shares. Neither Triton Cayman nor Triton Delaware can exercise its option to purchase the Equity Units in certain circumstances, including in the event of the bankruptcy or insolvency of Triton Delaware.

                     TRITON ENERGY LIMITED AND SUBSIDIARIES

5.  ORDINARY SHARES
    The authorized capital stock of Triton Cayman is divided into 200,000,000 Class A Shares, 10,000,000 Class B Shares, 10,000,000 class C ordinary shares, par value $.01 per share (the "Class C Shares"), and 20,000,000 preference shares. The Class A Shares, the Class B Shares and the Class C Shares rank pari passu in all respects and have equal voting and other rights, except as set forth in the Articles of Association.

    The rights of holders of Triton Cayman's Class B Shares have been specifically designed to permit a Class B Share to be paired with and only transferable with one-tenth of one share of Triton Delaware Preferred Stock in the form of an Equity Unit which is to be distributed only in connection with the Reorganization to holders electing to receive such consideration. It is intended that Class A Shares will be available for future issuances of equity securities, if any, required by Triton Cayman to raise capital, in connection with acquisitions or otherwise. It is intended that the Class C Shares will only be issued in certain circumstances. The holders of the Class C Shares will be entitled to the same dividend rights, liquidation preferences and voting and other rights as the holders of the Class A Shares, except that they will be subject to certain preferential rights of the holders of the Class A Shares. See "Description of Authorized Shares of Triton Cayman."

    The holders of Ordinary Shares will be entitled at any time to receive such dividends as are declared by the Board of Directors of Triton Cayman. The ability of Triton Cayman to pay dividends on capital stock is restricted by covenants in indentures to which Triton Cayman will be a party upon the consummation of the Reorganization.


    Aggregate dividends declared and paid on one Class A Share are expected to be equivalent to the aggregate dividends, if any, declared and paid on one-tenth of one share of Triton Delaware Preferred Stock and one Class B Share included in one Equity Unit. The holders of the Equity Units, in their capacity as holders of shares of Triton Delaware Preferred Stock, may receive dividends at a time or times when no dividends are being declared or paid on the Class A Shares or the Class B Shares.

                   TRITON ENERGY CORPORATION AND SUBSIDIARIES
                        PRO FORMA FINANCIAL INFORMATION
                             BASIS OF PRESENTATION

    The accompanying unaudited pro forma consolidated financial statements of Triton Energy Corporation ("Triton Delaware") give effect to the transfer of substantially all of its businesses or subsidiaries located outside of the United States, other than Triton Delaware's interests in the Cusiana and Cupiagua fields in Colombia, to Triton Energy Limited ("Triton Cayman"), a Cayman Islands company and wholly-owned subsidiary of Triton Delaware, following the proposed Reorganization, whereby Triton Cayman will become the parent holding company of Triton Delaware. The unaudited Pro Forma Consolidated Condensed Balance Sheet adjusts the September 30, 1995 consolidated condensed balance sheet as though such transactions occurred on September 30, 1995. The unaudited Pro Forma Consolidated Condensed Statements of Operations adjusts the consolidated condensed statements of operations for the nine months ended September 30, 1995, the seven month transition period ended December 31, 1994 and the year ended May 31, 1994 as though such transactions occurred on June 1, 1993. The pro forma results exclude any nonrecurring charges or credits directly attributable to the transaction.

    The pro forma consolidated financial statements should be read in conjunction with the restated consolidated financial statements and the related notes included in Triton Delaware's Current Report on Form 8-K dated August 24, 1995. The pro forma financial information is not indicative of the Triton Delaware's financial position or the results of operations that might have occurred had such transaction actually occurred on the dates indicated above.

                   TRITON ENERGY CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                               SEPTEMBER 30, 1995


                                                  DISPOSITION OF     ISSUANCE OF
                                                    DESIGNATED         PREFERRED
ASSETS                               HISTORICAL   SUBSIDIARIES             STOCK       PRO FORMA
                                     ----------   ---------------   ---------------   ----------
                                                           (IN THOUSANDS)
                                                             (UNAUDITED)
Current assets:
  Cash and equivalents.............  $   75,989   $     (1,618)(a)  $    --           $   74,371
  Short-term marketable
   securities......................      57,338        --     (a)        --               57,338
  Receivables......................      33,122         (2,529)(a)       --               30,593
  Inventories, prepaid expenses and
   other...........................       5,927         (2,177)(a)       --                3,750
                                     ----------   ---------------   ---------------   ----------
    Total current assets...........     172,376         (6,324)          --              166,052
Long-term marketable securities....       3,930        --                --                3,930
Property and equipment, at cost,
 less depreciation and depletion...     465,816       (118,253)(a)       --              347,563
Investments and other assets.......     185,033        (22,567)(a)       --              162,466
Investments in affiliates..........      --            250,000(b)        --              250,000
                                     ----------   ---------------   ---------------   ----------
                                     $  827,155   $    102,856      $    --           $  930,011
                                     ----------   ---------------   ---------------   ----------
                                     ----------   ---------------   ---------------   ----------

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Current installments of long-term
   debt............................  $    1,313   $    --           $    --           $    1,313
  Accounts payable and accrued
   liabilities.....................      35,273        (13,310)(a)       --               21,963
                                     ----------   ---------------   ---------------   ----------
    Total current liabilities......      36,586        (13,310)          --               23,276
                                     ----------   ---------------   ---------------   ----------
Long-term debt, excluding
 current...........................     404,944        --                --              404,944
Deferred income taxes..............      26,137         (5,375)(a)       --               20,762
Deferred income and other..........     116,276        --                --              116,276
Convertible debentures due to
 employees.........................      --            --                --               --
Stockholders' equity:
  5% Convertible preferred stock...      14,119        (14,119)(d)       --               --
  Participating preferred stock....      --            --                439,086(c)      439,086
  Common stock.....................      35,871        --                (35,512)(e)         359
  Additional paid-in capital.......     514,266         14,119(d)       (403,574)        124,811
  Accumulated deficit..............    (311,902)       121,400(b)        --             (190,502)
  Foreign currency translation
   adjustment......................      (8,519)           141(a)        --               (8,378)
  Other............................        (281)       --                --                 (281)
                                     ----------   ---------------   ---------------   ----------
                                        243,554        121,541           --              365,095
  Less cost of common stock in
   treasury........................         342        --                --                  342
                                     ----------   ---------------   ---------------   ----------
    Total stockholders' equity.....     243,212        121,541           --              364,753
Commitments and contingencies......      --            --                --               --
                                     ----------   ---------------   ---------------   ----------
                                     $  827,155   $    102,856      $    --           $  930,011
                                     ----------   ---------------   ---------------   ----------
                                     ----------   ---------------   ---------------   ----------



 Triton Energy Corporation uses the full cost method to account for its oil and gas producing activities.
See accompanying notes to pro forma consolidated condensed financial statements.

                   TRITON ENERGY CORPORATION AND SUBSIDIARIES
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1995


                                                                 DISPOSITION OF
                                                                   DESIGNATED
                                               HISTORICAL (2)    SUBSIDIARIES (G)   PRO FORMA
                                               ---------------   ---------------   -----------
                                                  (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                                                 (UNAUDITED)
Revenues:
  Sales and other operating revenues.........      $   71,584        $ --             $71,584
  Other income...............................          13,739               484        14,223
  Investment income from affiliates..........        --                  16,875(f)     16,875
                                               ---------------   ---------------   -----------
                                                       85,323            17,359       102,682
                                               ---------------   ---------------   -----------
Costs and expenses:
  Operating..................................          21,750          --              21,750
  General and administrative.................          18,218            (1,505)       16,713
  Depreciation, depletion and amortization...          15,877               (77)       15,800
  Writedown of assets........................        --                --              --
  Interest...................................          18,198             6,605        24,803
  Equity in (earnings) loss of affiliates,
   net.......................................           1,014          --               1,014
  Foreign exchange (gain) loss...............            (851)              299          (552)
                                               ---------------   ---------------   -----------
                                                       74,206             5,322        79,528
                                               ---------------   ---------------   -----------
  Earnings (loss) from continuing operations
   before income taxes and minority
   interest..................................          11,117            12,037        23,154
Income tax provision (benefit):
  Current....................................             921          --                 921
  Deferred...................................           8,873            (2,337)        6,536
                                               ---------------   ---------------   -----------
                                                        1,323            14,374        15,697
Minority interest in loss of subsidiaries....        --                --              --
                                               ---------------   ---------------   -----------
  Earnings (loss) from continuing
   operations................................      $    1,323        $   14,374       $15,697
                                               ---------------   ---------------   -----------
                                               ---------------   ---------------   -----------
Weighted average number of shares
 outstanding.................................          35,088                          35,088
                                               ---------------                     -----------
                                               ---------------                     -----------
Earnings (loss) from continuing operations
 per common share............................      $     0.01                         $  0.42
                                               ---------------                     -----------
                                               ---------------                     -----------


See accompanying notes to pro forma consolidated condensed financial statements

                   TRITON ENERGY CORPORATION AND SUBSIDIARIES
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                      SEVEN MONTHS ENDED DECEMBER 31, 1994


                                                                 DISPOSITION OF
                                                                   DESIGNATED
                                               HISTORICAL (2)    SUBSIDIARIES (G)   PRO FORMA
                                               ---------------   ---------------   -----------
                                                  (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                                                 (UNAUDITED)
Revenues:
  Sales and other operating revenues.........      $   11,557        $ --             $ 11,557
  Other income...............................           4,367                98          4,465
  Investment income from affiliates..........        --                  13,125(f)      13,125
                                               ---------------          -------    -----------
                                                       15,924            13,223         29,147
                                               ---------------          -------    -----------
Costs and expenses:
  Operating..................................           6,578                 4          6,582
  General and administrative.................          15,517            (1,045)        14,472
  Depreciation, depletion and amortization...           4,976               (59)         4,917
  Writedown of assets........................             984          --                  984
  Interest...................................           7,707             3,354         11,061
  Equity in (earnings) loss of affiliates,
   net.......................................           4,102          --                4,102
  Foreign exchange (gain) loss...............            (362)              182           (180)
                                               ---------------          -------    -----------
                                                       39,502             2,436         41,938
                                               ---------------          -------    -----------
  Earnings (loss) from continuing operations
   before income taxes and minority
   interest..................................         (23,578)           10,787        (12,791)
Income tax provision (benefit):
  Current....................................            (773)         --                 (773)
  Deferred...................................           4,569            (1,600)         2,969
                                               ---------------          -------    -----------
                                                      (27,374)           12,387        (14,987)
Minority interest in loss of subsidiaries....        --                --              --
                                               ---------------          -------    -----------
  Earnings (loss) from continuing
   operations................................      $  (27,374)       $   12,387       $(14,987)
                                               ---------------          -------    -----------
                                               ---------------          -------    -----------
Weighted average number of shares
 outstanding.................................          34,944                           34,944
                                               ---------------                     -----------
                                               ---------------                     -----------
Earnings (loss) from continuing operations
 per common share............................      $    (0.80)                        $  (0.44)
                                               ---------------                     -----------
                                               ---------------                     -----------


See accompanying notes to pro forma consolidated condensed financial statements

                   TRITON ENERGY CORPORATION AND SUBSIDIARIES
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                            YEAR ENDED MAY 31, 1994


                                                                 DISPOSITION OF
                                                                   DESIGNATED
                                               HISTORICAL (2)    SUBSIDIARIES (G)   PRO FORMA
                                               ---------------   ---------------   -----------
                                                  (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                                                 (UNAUDITED)
Revenues:
  Sales and other operating revenues.........      $   25,714        $     (229)      $ 25,485
  Gain on sale of Triton Canada common
   stock.....................................          47,865          --               47,865
  Other income...............................          15,925               417         16,342
  Investment income from affiliates..........        --                  22,500(f)      22,500
                                               ---------------   ---------------   -----------
                                                       89,504            22,688        112,192
                                               ---------------   ---------------   -----------
Costs and expenses:
  Operating..................................          17,540              (249)        17,291
  General and administrative.................          26,894              (447)        26,447
  Depreciation, depletion and amortization...           9,943               (59)         9,884
  Writedown of assets........................           2,553              (168)         2,385
  Interest...................................           7,372             2,986         10,358
  Equity in (earnings) loss of affiliates,
   net.......................................            (645)         --                 (645)
  Foreign exchange (gain) loss...............            (169)               (8)          (177)
                                               ---------------   ---------------   -----------
                                                       63,488             2,055         65,543
                                               ---------------   ---------------   -----------
  Earnings (loss) from continuing operations
   before income taxes and minority
   interest..................................          26,016            20,633         46,649
Income tax provision (benefit):
  Current....................................           5,733          --                5,733
  Deferred...................................             437            (1,565)        (1,128)
                                               ---------------   ---------------   -----------
                                                       19,846            22,198         42,044
Minority interest in (earnings) loss of
 subsidiaries................................             (56)             (321)          (377)
                                               ---------------   ---------------   -----------
  Earnings (loss) from continuing
   operations................................      $   19,790        $   21,877       $ 41,667
                                               ---------------   ---------------   -----------
                                               ---------------   ---------------   -----------
Weighted average number of shares
 outstanding.................................          34,775                           34,775
                                               ---------------                     -----------
                                               ---------------                     -----------
Earnings (loss) from continuing operations
 per common share............................      $     0.57                         $   1.20
                                               ---------------                     -----------
                                               ---------------                     -----------


See accompanying notes to pro forma consolidated condensed financial statements

                   TRITON ENERGY CORPORATION AND SUBSIDIARIES
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.  PLAN OF REORGANIZATION

    Triton Energy Corporation ("Triton Delaware") has proposed a reorganization pursuant to which Triton Energy Limited ("Triton Cayman"), a Cayman Islands company and a wholly-owned subsidiary of Triton Delaware, will become the parent holding company of Triton Delaware. The Reorganization will be effected pursuant to the Agreement and Plan of Merger among Triton Cayman, Triton Delaware and TEL Merger Corp., a Delaware corporation and a wholly-owned subsidiary of Triton Cayman ("Sub").



    In connection with the Reorganization, holders in the aggregate of not less than 15% but not more than 25% of the outstanding shares of Triton Delaware Common Stock may make an unconditional election (the "Equity Unit Election") to receive one equity unit ("Equity Unit") comprised of (i) one Class B ordinary share of Triton Cayman, par value $.01 per share ("Class B Share"), and (ii) one-tenth of one share of participating preferred stock, par value $.01 per share, of Triton Delaware ("Triton Delaware Preferred Stock"), which securities will be paired and after such pairing may only be traded together as a unit and will not be separately transferable. Each outstanding share of Triton Delaware Common Stock, other than those shares with respect to which an Equity Unit Election has been made, will be automatically converted into one Class A ordinary share, par value of $.01 per share ("Class A Shares"), of Triton Cayman. Each outstanding share of 5% convertible preferred stock of Triton Delaware will be automatically converted into one 5% convertible preference share of Triton Cayman.



    Following  the   Reorganization,  Triton   Delaware  intends   to   transfer
substantially all of its businesses or subsidiaries located outside of the United States, other than Triton Delaware's interests in the Cusiana and Cupiagua fields in Colombia, to Triton Cayman for an aggregate purchase price
estimated to  be approximately  $         million. Triton  Delaware will  retain
preferred  stock with an estimated stated value of $       million of Triton Oil
Company of Thailand JDA Ltd. through which Triton Cayman will hold its interest in Block A-18 of the Malaysia-Thailand Joint Development Area and preferred
stock with an estimated stated value of $       million of Triton  International
Petroleum,  Inc. through which Triton Cayman  will hold its interests in various other oil and gas exploration ventures worldwide. The excess of the consideration over the net book value of the assets to be sold of approximately
$        million to be  recognized by Triton  Delaware has been  reported as  an increase to stockholders' equity in the unaudited Pro Forma Consolidated Condensed Balance Sheet of Triton Delaware. The consideration for the contemplated transfers, as well as the stated value of the preferred stock to be retained by Triton Delaware, will be determined at the time of such transfers and the issuance of such shares, respectively, and will be based on independent third party appraisals.


    Pro forma adjustments are made to reflect:

       (a) the disposition of assets, liabilities and intercompany accounts of the designated subsidiaries as if the sales occurred on September 30,
    1995;

       (b) the receipt of proceeds and resulting gain, net of taxes, from the sale of the designated subsidiaries;


       (c) the issuance of .9 million shares of Triton Delaware Preferred Stock, assuming holders of 25% of Triton Delaware Common Stock make an
    Equity Unit Election and that each one-tenth of one share of Triton Delaware Preferred Stock is valued at $ . If holders of 15% of Triton Delaware's Common Stock make an Equity Unit Election amounts shown for participating preferred stock would be $263 million;


       (d) the conversion, pursuant to the Reorganization, of .4 million shares of Triton Delaware's 5% convertible preferred stock into .4 million
    5% convertible preference shares of Triton Cayman;

                   TRITON ENERGY CORPORATION AND SUBSIDIARIES
              NOTES TO PRO FORMA FINANCIAL STATEMENTS (CONTINUED)

1.  PLAN OF REORGANIZATION (CONTINUED)
       (e) the reduction of the par value of Triton Delaware Common Stock (35.9 million shares outstanding on a historical and pro forma basis) from
    $1.00 per share to $.01 per share, in connection with the Merger;

       (f) interest charged at a rate of 9% per annum on the note from Triton Cayman and accrued dividends at a rate of 9% per annum on the preferred stock of Triton Oil Company of Thailand JDA Ltd. and Triton International Petroleum, Inc.; and

       (g) the elimination of the results of operations related to the designated subsidiaries as if the acquisition occurred on June 1,
    1993. The designated subsidiaries primarily represent Triton Delaware's exploration operations. Interest expense increased on a pro forma basis due to decreased capitalized interest.

2.  SALE OF TRITON FRANCE S.A.
    On August 18, 1995, Triton Delaware sold Triton France S.A, ("Triton France") through which it held its interest in the Villeperdue field. Triton Delaware filed pro forma financial statements in its Current Report on Form 8-K dated August 24, 1995 reflecting the disposition of Triton France. The historical results reported in the unaudited Pro Forma Consolidated Condensed Statements of Operations for the nine months ended September 30, 1995, the seven month transition period ended December 31, 1994 and the year ended May 31, 1994 of Triton Delaware included in this Proxy Statement/Prospectus reflect the pro forma results of operations of Triton Delaware as if the sale of Triton France occurred on June 1, 1993.

3.  TRITON DELAWARE PREFERRED STOCK

    Holders of shares of Triton Delaware Preferred Stock will be entitled to receive dividends, when, as and if declared by the Board of Directors of Triton Delaware on the common stock of Triton Delaware outstanding after the Reorganization, in an amount such that the aggregate amount of the dividend declared with respect to the Triton Delaware Preferred Stock shall be a percentage of the aggregate amount of the dividend declared on the Triton Delaware Preferred Stock and the common stock (and any other series or class of stock that participates in dividends with the holders of the common stock) equal to the product of (x) the number determined by dividing the number of shares of Triton Delaware Preferred Stock outstanding at such time multiplied by ten, by the total number of shares of Triton Delaware Common Stock outstanding immediately prior to the Effective Time multiplied by (y) 100. In case of the voluntary or involuntary liquidation, dissolution, or winding-up of Triton Delaware, holders of shares of Triton Delaware Preferred Stock are entitled to receive out of the assets of Triton Delaware available for distribution to its stockholders an amount per share of Triton Delaware Preferred Stock equal to the fair market value of one-tenth of one share of Triton Delaware Preferred Stock at the Effective Time, as determined by Triton Delaware upon the advice of its financial advisors (the "Liquidation Preference"), before any payment or distribution is made to the holders of any series or class of Triton Delaware's stock which ranks junior as to liquidation rights to the Triton Delaware Preferred Stock. After payment in full of the Liquidation Preference, the holders of such shares of Triton Delaware Preferred Stock will be entitled to share with the holders of common stock of Triton Delaware in any distribution of assets by Triton Delaware. In connection with any such distribution, the holders of shares of Triton Delaware Preferred Stock shall receive a portion of such distribution equal to the product of the aggregate distribution and the percentage of shares of Triton Delaware Common Stock that receive Equity Units in the Merger, and the holders of common stock of Triton Delaware shall receive the remainder of such distribution. In the event that the number of outstanding shares of Triton Delaware Preferred Stock decreases, such percentage shall be decreased in proportion to such decrease in number of shares of Triton Delaware Preferred Stock.

                   TRITON ENERGY CORPORATION AND SUBSIDIARIES
              NOTES TO PRO FORMA FINANCIAL STATEMENTS (CONTINUED)

3.  TRITON DELAWARE PREFERRED STOCK (CONTINUED)
Neither a consolidation or merger of Triton Delaware with another corporation nor a sale or transfer of all or part of Triton Delaware's assets will be considered a liquidation, dissolution, or winding-up of Triton Delaware.


    Either  Triton Cayman or Triton Delaware may, at its option, purchase Equity
Units, in whole or in part at  any time on or after              , 1999.  Triton
Cayman may also, at its option, purchase Equity Units, in whole or in part, at any time immediately prior to the date on which a sale or other disposition of the stock of Triton Delaware is consummated. The purchase price of one Equity Unit payable upon such purchase will generally be the greater of .95 of one Class A Share and the fair market value of an Equity Unit, payable in cash or, in the case of Triton Cayman, Ordinary Shares. Neither Triton Cayman nor Triton Delaware can exercise its option to purchase the Equity Units in certain circumstances, including in the event of the bankruptcy or insolvency of Triton Delaware.


4.  TRITON DELAWARE COMMON STOCK
    Upon consummation of the Reorganization, Triton Cayman will own all outstanding shares of Triton Delaware Common Stock.

                               THE REORGANIZATION

GENERAL


    The Board of Directors of Triton Delaware has unanimously approved, and recommends that the stockholders of Triton Delaware adopt, a proposed corporate reorganization pursuant to which Triton Cayman, a Cayman Islands company, will become the parent holding company of Triton Delaware. It is proposed that the Reorganization be effected pursuant to the Merger Agreement. After the consummation of the Reorganization, Triton Cayman will continue to conduct the businesses in which Triton Delaware is now engaged and substantially all of the businesses or subsidiaries of Triton Delaware located outside of the United States, other than Triton Delaware's interests in the Cusiana and Cupiagua fields in Colombia, will be transferred to Triton Cayman. The relative voting rights of Triton Delaware stockholders as shareholders of Triton Cayman will not change as a result of the Reorganization. See " -- Transfer of Assets," "Description of Authorized Shares of Triton Cayman-Voting and Other Rights," " -- Special Rights Upon the Occurrence of Certain Events" and "Comparison of Rights of Stockholders."


BACKGROUND AND REASONS FOR THE REORGANIZATION

    International activities of Triton Delaware and its subsidiaries are a significant part of Triton Delaware's business activities. Triton Delaware's income is now, and is expected to continue to be, primarily derived from activities outside of the United States.

    The Board of Directors of Triton Delaware believes that the establishment of a Cayman Islands holding company for Triton Delaware and its subsidiaries will allow Triton Delaware to organize its international business activities to benefit from more favorable business, tax and financing environments than would be available to it if the parent corporation were a U.S. corporation.
Accordingly, the Board of Directors of Triton Delaware believes the Reorganization should have a favorable impact on the conduct of Triton Delaware's future business operations. In particular, the Board of Directors of Triton Delaware is recommending the Reorganization for the following reasons:


           (a)
           The Board believes that the creation of a Cayman Islands parent corporation will reduce corporate income taxes because, unlike the
    U.S. tax system which imposes corporate income tax on the worldwide income of United States corporations, the Cayman Islands generally imposes no corporate income taxes on foreign income. Income taxes will therefore be reduced to the extent operations, for example, in the Malaysia-Thailand Joint Development Area, are conducted after the Reorganization by Triton Cayman or its foreign subsidiaries.



           (b)
           The Board believes that the change of domicile may have a favorable effect on its ability to sell assets or raise additional capital in the future. The Code currently provides for the payment of certain estate taxes in respect of the value of shares in a U.S. corporation owned by a non-U.S. investor. In addition, the distributions with respect to stock in a U.S. corporation to non-resident aliens could be subject to certain withholding taxes under the Code. The Code currently does not generally provide for estate or withholding taxes on distributions for non-resident aliens in respect of stock of a non-U.S. corporation.


           (c)
           The Board believes that a holding company structure in the form proposed by the Reorganization will provide greater management flexibility and control, as well as a more suitable corporate structure for expansion of its current business and future acquisitions and diversification opportunities. Triton Delaware currently has no plans for specific acquisitions or to diversify its business from the business it is currently conducting.


    In determining to  recommend the  Reorganization, the  Board consulted  with
Triton Delaware's management and its financial and legal advisors, and considered a number of factors, including the Board's belief, based on consultation with its financial advisors, that the fair market value of a Class A Share and the fair market value of an Equity Unit will be substantially equivalent on the date of the Reorganization, as well as the Board's desire to afford stockholders electing to receive Equity Units the opportunity to be able to defer a substantial portion of their taxable gain. Special Tax Counsel have rendered an opinion that it is more likely than not that the Triton Delaware Preferred Stock will be treated as stock of Triton Delaware and that the receipt of shares of the Triton Delaware Preferred Stock by stockholders who elect to receive Equity Units will not be a taxable transaction. See "Certain Tax Considerations."


FINANCIAL ADVISORS



    The Board of Directors of Triton Delaware has received opinions, each dated February , 1996, from Lehman and J.P. Morgan that, as of the date of such opinions, (i) the inherent value of a Class A Share is substantially equivalent to the inherent value of an Equity Unit and (ii) an allocation of the fair market value of the components of an Equity Unit of $ for a Class B Share and $ for one-tenth of one share of Triton Delaware Preferred Stock, based on a closing trading price of $ per share of Triton Delaware Common Stock on February , 1996, is reasonable. The full text of each of the opinions has been filed as an exhibit to the Registration Statement of which this Proxy Statement/Prospectus is a part.



    In connection with rendering their opinions, Lehman and J.P. Morgan (a) reviewed and analyzed the Merger Agreement, the Proxy Statement/Prospectus, the specific terms of the Reorganization and certain publicly available information concerning Triton Delaware; (b) reviewed and analyzed financial and operating information and projections of Triton Delaware and Triton Cayman provided by Triton Delaware; (c) reviewed and analyzed reserve reports and projected economics relating to Triton Delaware's oil and gas assets provided by Triton Delaware; (d) compared the trading history of Triton Delaware Common Stock with that of the securities of certain other publicly-traded companies; and (f) compared the historical financial results and present financial condition of Triton Delaware with those of certain other companies. In addition, both Lehman and J.P. Morgan discussed with management of Triton Delaware the business, operations, assets, financial conditions and prospects of Triton Delaware and undertook such other analyses and examinations and considered such other factors as such financial advisors deemed appropriate.



    In rendering their opinions, Lehman and J.P. Morgan assumed and relied upon the accuracy and completeness of the financial and other information used by them without assuming any responsibility for independent verification of such information and further relied upon the assurances of management of Triton Delaware that they are not aware of any facts that would make such information inaccurate or misleading. With respect to the financial projections referred to in clause (b) above, Lehman and J.P. Morgan assumed that such projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of Triton Delaware as to the future financial performance of Triton Delaware and Triton Cayman and that Triton Delaware and Triton Cayman will perform substantially in accordance with such projections. Neither Lehman nor J.P. Morgan conducted a physical inspection of the properties and facilities of Triton Cayman or Triton Delaware. In addition, each opinion states that it is necessarily based on the economic, market and other conditions as in effect on, and the information made available to such financial advisor as of, the date of such opinion.


    THE BOARD OF DIRECTORS OF TRITON DELAWARE HAS UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE MERGER AGREEMENT.

THE MERGER AGREEMENT

    GENERAL

    It is proposed that the Reorganization be effected pursuant to the Merger Agreement. Pursuant to the Merger Agreement:

           (i)
           Sub will be merged with and into Triton Delaware, with Triton Delaware being the surviving corporation.

          (ii)
           Except as set forth below in paragraph (iv) and under "Equity Unit Election," each outstanding share of Triton Delaware Common Stock will be automatically converted into one Class A Share.

         (iii)
           The outstanding shares of common stock of Sub will be automatically converted into a number of shares of common stock of Triton Delaware equal to the number of shares of Triton Delaware Common Stock outstanding immediately prior to the Effective Time of the Merger.

          (iv)
           The outstanding ordinary shares of Triton Cayman and the Triton Delaware Common Stock held by Triton Delaware prior to the time the
    Reorganization is effected will be cancelled.

    As a result of the foregoing, upon effectiveness of the Merger, Triton Delaware, as the surviving corporation in the Merger, will become a subsidiary of Triton Cayman, and all the Class A Shares of Triton Cayman outstanding immediately after the Merger will be owned by former common stockholders of Triton Delaware.


    The certificate of incorporation of Triton Delaware shall be the Certificate of Incorporation of the surviving corporation of the Merger and will be amended and restated as set forth in Exhibit A to the Merger Agreement.


    Also in connection with the Merger, each outstanding share of Convertible Preferred Stock of Triton Delaware will be automatically converted into one Convertible Preference Share of Triton Cayman, subject to dissenters' appraisal rights. See " -- Rights of Dissenting Stockholders" and "Description of Authorized Shares of Triton Cayman -- Preference Shares -- Convertible Preference Shares."

    AMENDMENT OR TERMINATION

    Triton Delaware, Triton Cayman and Sub, by action of their respective Boards of Directors, may amend, modify or supplement the Merger Agreement at any time before or after its adoption by the stockholders of Triton Delaware. After such approval, no amendment, modification or supplement may be made or effected that by law requires further approval by such stockholders without the further approval of such stockholders.

    The Merger Agreement provides that it may be terminated, and the Reorganization abandoned, at any time, whether before or after stockholder approval of the Merger Agreement is obtained, by action of the Board of Directors of Triton Cayman.

CONDITIONS TO CONSUMMATION OF THE REORGANIZATION

    The Reorganization will not be consummated unless the Merger Agreement is adopted by the requisite vote of stockholders of Triton Delaware.

EQUITY UNIT ELECTION

    Subject to the Equity Unit Limitation, record holders of Triton Delaware Common Stock will be entitled to make an unconditional election (an "Equity Unit Election") on or prior to the Election Date to receive one Equity Unit in exchange for each share of Triton Delaware Common Stock held by such holders in lieu of such shares being automatically converted into Class A Shares upon consummation of the Reorganization. If the number of Electing Shares exceeds the Maximum Election Number, then the aggregate number of Electing Shares to be exchanged for Equity Units in the Merger in connection with any Equity Unit Election will be reduced by multiplying the number of Electing Shares covered by such Equity Unit Election by a proration factor (the "Proration Factor") determined by dividing the Maximum Election Number by the total number of Electing Shares. The number of Electing Shares covered by each Equity Unit Election which will be exchanged for Equity Units will be that number which results from multiplying the number of such Electing Shares by the Proration Factor. Electing Shares not exchanged for Equity Units as a result of proration will instead be automatically converted into Class A Shares on the basis described above under "The Merger

Agreement." In the event that the number of Electing Shares is less than the Minimum Election Number, no Equity Units will be issued and Electing Shares will be automatically converted into Class A Shares on the basis described above under "The Merger Agreement."

    Each Equity Unit issued in connection with the Merger will consist of one Class B Share and one-tenth of one share of Triton Delaware Preferred Stock, which securities will be paired and after such pairing may only be traded together as an Equity Unit and will not be separately transferable. In lieu of distributing the Equity Units to holders who make an Equity Unit Election, such Equity Units will be deposited with the Depositary in exchange for the issuance of Unit Depositary Shares, each representing one Equity Unit, Receipts for which will be distributed to stockholders. To the extent required, the Exchange Agent will requisition from the Depositary such number of Receipts as are issuable in respect of shares of Triton Delaware Common Stock properly delivered to the Exchange Agent along with the Form of Election up to the Maximum Election Number.

    EQUITY UNIT ELECTION PROCEDURE


    The form for making an Equity Unit Election (the "Form of Election") is being mailed to holders of Triton Delaware Common Stock with this Proxy Statement/Prospectus. FOR A FORM OF ELECTION TO BE EFFECTIVE, HOLDERS OF TRITON DELAWARE COMMON STOCK MUST PROPERLY COMPLETE SUCH FORM OF ELECTION, AND SUCH FORM, TOGETHER WITH CERTIFICATES FOR THE SHARES OF TRITON DELAWARE COMMON STOCK TO WHICH SUCH FORM RELATES, DULY ENDORSED IN BLANK OR OTHERWISE IN FORM ACCEPTABLE FOR TRANSFER ON THE BOOKS OF TRITON DELAWARE (OR BY APPROPRIATE GUARANTEE OF DELIVERY, AS SET FORTH IN SUCH FORM), MUST BE RECEIVED BY CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C. (THE "EXCHANGE AGENT"), AT
         AND  NOT  WITHDRAWN, BY  5:00 P.M.,  NEW  YORK CITY  TIME ON  THE THIRD
BUSINESS DAY  NEXT PRECEDING  THE DATE  OF THE  SPECIAL MEETING  (THE  "ELECTION
DATE").


    The determinations of the Exchange Agent as to whether or not Equity Unit Elections have been properly made or revoked and when such elections or revocations were received will be binding.

    For a description of the Class B Shares and the Triton Delaware Preferred Stock contained in an Equity Unit, see "Description of Authorized Shares of Triton Cayman" and "Description of Triton Delaware Preferred Stock." For a description of the Receipts, see "Description of the Receipts."

EFFECTIVE TIME

    If the Merger Agreement is adopted by the stockholders of Triton Delaware and not terminated by the Board of Directors of Triton Cayman, the Reorganization will become effective (the "Effective Time") at the close of business on the date that an appropriate certificate of merger is filed with the Delaware Secretary of State as required by Delaware law or at such later time as is specified in such certificate of merger. Triton Delaware anticipates that the Reorganization will become effective promptly following the Special Meeting.

    Immediately following the Effective Time of the Reorganization, Triton Cayman will have the same subsidiaries and affiliates and the same directors and executive officers as Triton Delaware had immediately prior to such date. See "Pro Forma Financial Information."

RIGHTS OF DISSENTING STOCKHOLDERS

    Pursuant to Section 262 of the DGCL, the holders of Triton Delaware Common Stock do not have "dissenters appraisal rights" in connection with the Reorganization because, among other reasons, such shares are listed on a national securities exchange. Record holders of Convertible Preferred Stock of Triton Delaware, although not entitled to vote in connection with the Merger under Delaware law, are entitled to appraisal rights under Section 262 of the DGCL in connection with the Merger subject to compliance with the procedures set forth in Section 262 of the DGCL in connection with the Merger.

EXCHANGE OF SHARE CERTIFICATES

    As of the Effective Time of the Reorganization, the stockholders of Triton Delaware prior to the Effective Time (other than those stockholders who receive Equity Units) will automatically become the owners of Class A Shares and, as of the Effective Time, will cease to be owners of Triton Delaware Common Stock.
Stock certificates representing Triton Delaware Common Stock will, at the Effective Time, automatically represent Class A Shares. Stockholders of Triton Delaware Common Stock will not be required to exchange their stock certificates as a result of the Reorganization. Should a stockholder desire to sell some or all of his Class A Shares after the Effective Time, delivery of the stock certificate or certificates which previously represented shares of Triton Delaware Common Stock will be sufficient.

    Following the Reorganization, certificates bearing the name of Triton Cayman will be issued in the normal course upon surrender of outstanding Triton Delaware Common Stock certificates for transfer or exchange. If any stockholder surrenders a certificate representing shares of Triton Delaware Common Stock for exchange or transfer and the new certificate to be issued is to be issued in a name other than that appearing on the surrendered certificate theretofore representing the Triton Delaware Common Stock, it will be a condition to such exchange or transfer that the surrendered certificate be properly endorsed and otherwise be in proper form for transfer and that the person requesting such exchange or transfer either (i) pay Triton Cayman or its agents any taxes or other governmental charges required by reason of the issuance of a certificate registered in a name other than that appearing on the surrendered certificate or
(ii) establish to the satisfaction of Triton Cayman or its agents that such taxes or other governmental charges have been paid.

ODD-LOT PROGRAM

    On a date as soon as practicable after this Proxy Statement/Prospectus is mailed to stockholders (the "Mailing Date"), Triton Delaware will mail to each stockholder who holds fewer than 100 shares of Triton Delaware Common Stock information with respect to, and a form for use in connection with, the Odd-Lot Program. Pursuant to the terms of the Odd-Lot Program, each holder of Triton Delaware Common Stock who holds fewer than 100 shares thereof and elects to participate in the Odd-Lot Program may instruct the Exchange Agent, acting as the agent for such stockholder, to sell all, but not less than all, of such stockholder's shares of Triton Delaware Common Stock on the NYSE for its account for cash.

    The Odd-Lot Program will commence shortly after the Mailing Date and remain open until the business day prior to the Special Meeting. A stockholder selling shares of Triton Delaware Common Stock under the Odd-Lot Program will receive the weighted average price for all shares of Triton Delaware Common Stock sold under the Odd-Lot Program in open market transactions on the day the participant's sale occurs, less a small fee to cover administrative fees and brokerage transactions. Triton Delaware will not solicit or make any recommendations to stockholders to sell shares of Triton Delaware Common Stock in the Odd-Lot Program. See "Certain Tax Considerations" for a discussion of the federal income tax treatment of the sale of shares in the Odd-Lot Program.

STOCK COMPENSATION PLANS

    If the Reorganization is consummated, Triton Delaware's stock option plans (including the Amended and Restated 1992 Stock Option Plan) will be amended to provide that Class A Shares will thereafter be issued by Triton Cayman upon exercise of any options issued thereunder. The retirement, restricted stock, convertible debenture and other employee benefit plans of Triton Delaware will be similarly revised or amended, as necessary.

    Stockholder  approval  of   the  Merger  Agreement   will  also   constitute
stockholder approval of amendments to the stock option, restricted stock, convertible debenture and other employee benefit plans providing for future use of Class A Shares in lieu of Triton Delaware Common Stock thereunder.

SHAREHOLDER RIGHTS PLAN

    Under  the Shareholder Rights Plan  of Triton Delaware, dated  as of May 22,
1995 (the "Shareholders Rights Plan"), between Triton Delaware and Chemical Bank, as Rights Agent, preferred stock purchase rights were issued to holders of Triton Delaware's Common Stock at the rate of one right for each share of Triton Delaware Common Stock. The Shareholder Rights Plan will be amended to provide that the existing rights will expire immediately prior to the Effective Time.


    Triton Cayman will adopt a Shareholder Rights Plan pursuant to which preference share purchase rights will be issued to holders of Class A Shares and Class B Shares at the rate of one right for each share in connection with the Merger. See "Description of Authorized Shares of Triton Cayman -- Preference Share Purchase Rights."


STOCK EXCHANGE LISTING


    There is currently no established public trading market for the Class A Shares or the Unit Depositary Shares. Immediately following the Reorganization, the Class A Shares will be listed on the NYSE under the symbol "OIL," the same symbol under which the Triton Delaware Common Stock is currently listed. Application has been made to list the Unit Depositary Shares on the NYSE under the symbol "OIL.B".


ACCOUNTING TREATMENT OF THE REORGANIZATION

    The acquisition by Triton Cayman of Triton Delaware in connection with the Reorganization will be accounted for as a combination of entities under common control (as if it were a pooling of interests).

TRANSFER OF ASSETS

    Following the Reorganization, Triton Delaware intends to transfer to Triton Cayman substantially all of its businesses and subsidiaries located outside of the United States, other than Triton Delaware's interests in the Cusiana and Cupiagua fields in Colombia. Such actions will not require the approval of the stockholders of Triton Delaware. See "Pro Forma Financial Information."

                           CERTAIN TAX CONSIDERATIONS

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES


    The following is a summary of the material United States federal income tax consequences generally applicable to holders of Triton Delaware Common Stock and Convertible Preferred Stock of the Reorganization, and of the ownership of Triton Delaware Preferred Stock, Class B Shares, Class A Shares and Convertible Preference Shares. The discussion contained in this Proxy Statement/Prospectus is based on the law in effect as of the date of this Proxy Statement/Prospectus. Triton Delaware will receive opinions at the Effective Time from Simpson Thacher & Bartlett and Weil, Gotshal & Manges LLP ("Special Tax Counsel") reaffirming as of such date certain opinions set forth in this Proxy Statement/Prospectus. In delivering their opinions Special Tax Counsel will receive and rely upon certain representations from Triton Delaware, and certain other information, data, documentation and other materials as Special Tax Counsel deem necessary. There are no regulations, published rulings or judicial decisions directly on point with respect to certain aspects of the Reorganization and the securities to be issued pursuant thereto. Accordingly, Special Tax Counsel are unable to reach an unqualified conclusion on certain matters as indicated below. Opinions of counsel are not binding upon either the IRS or the courts. Triton Delaware does not intend to request a ruling from the IRS with respect to the Reorganization. This summary does not address the tax treatment of the Reorganization under applicable state, local, foreign or other tax laws. Stockholders are urged to consult their own tax advisors as to the particular tax consequences to them of the Reorganization. For purposes of this discussion, a "U.S. Holder" is any stockholder that is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source. A Non-U.S. Holder is any stockholder other than a U.S. Holder. The discussion below assumes that the Triton Delaware Common Stock, Triton Delaware Preferred Stock and Convertible Preferred Stock exchanged in the Reorganization are held as capital assets.

THE REORGANIZATION

    RECEIPT OF CLASS A SHARES


    Pursuant to Section 367(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and recently issued temporary Treasury Regulations promulgated thereunder, U.S. Holders exchanging their Triton Delaware Common Stock for Class A Shares will recognize gain, if any, but not loss on the transaction. In general, for United States federal income tax purposes, a U.S. Holder will recognize gain equal to the excess of the fair market value of the Class A Shares received by the holder pursuant to the Reorganization over the holder's aggregate adjusted basis in the Triton Delaware Common Stock exchanged therefor. Any such gain will be capital gain and will be long-term if, as of the date of the Reorganization, the Triton Delaware Common Stock was held for more than one year. In such event (i) the basis of such Class A Shares will be equal to the basis of the Triton Delaware Common Stock exchanged therefor increased by any gain recognized as a result of the Reorganization and (ii) the holding period of the Class A Shares will commence on the day after the date of the Reorganization (except in the case of holders realizing a loss on the exchange whose holding period will include, the period such holders held their Triton Delaware Common Stock). Subject to certain exceptions, holders that are Non-U.S. Holders will be subject to U.S. federal income tax on gain realized, if any, on the exchange of Triton Delaware Common Stock for Class A Shares only if such gain is effectively connected with the conduct of a trade or business in the United States or, in the case of a Non-U.S. Holder, that is an individual who holds the Triton Delaware Common Stock as a capital asset, such holder is present in the United States for 183 or more days in the taxable year and certain other conditions apply.


    EQUITY UNIT ELECTION


    The tax consequences of the Reorganization to U.S. Holders who make an Equity Unit Election will depend in part upon whether the Triton Delaware Preferred Stock received from Triton Delaware in the Reorganization is treated as stock of Triton Delaware for U.S. tax purposes. Special Tax Counsel are of the opinion that it is more likely than not that the Triton Delaware Preferred Stock will be treated as stock of Triton Delaware. However, in view of the absence of any authority dealing with transactions similar to the Reorganization or securities of a type similar to the Equity Units, there is significant uncertainty regarding this conclusion and no assurance can be given that the IRS or the courts will agree. Special Tax Counsel have reached this conclusion based, among other things, on the liquidation preference, the right to share in dividends and the voting rights attached to the Triton Delaware Preferred Stock. Assuming the Triton Delaware Preferred Stock is treated as stock of Triton Delaware issued by Triton Delaware in exchange for Triton Delaware Common Stock then (A)(i) no gain or loss would be recognized by exchanging stockholders with respect to the receipt of the Triton Delaware Preferred Stock, (ii) the tax basis of the Triton Delaware Preferred Stock will be the same as the tax basis of the Triton Delaware Common Stock treated as exchanged therefor; and (iii) the holding period of the Triton Delaware Preferred Stock received by the electing stockholders will include the holding period of the shares of Triton Delaware Common Stock treated as exchanged therefor and (B) pursuant to Section 367(a) of the Code and applicable Treasury Regulations U.S. Holders will recognize gain (but not loss) in an amount equal to the excess of the fair market value of the Class B Shares received by the holder pursuant to the Reorganization over the holder's aggregate adjusted tax basis in the Triton Delaware Common Stock treated as exchanged therefor. Any such gain will be capital gain and will be long-term if, as of the date of the Reorganization, the Triton Delaware Common Stock was held for more than one year. In such event, (i) the basis of such Class B Shares will be equal to the basis of the Triton Delaware Common Stock treated as exchanged therefor increased by any gain recognized as a result of the receipt of Class B Shares and (ii) the holding period of the Class B Shares will commence on the day after the date of the Reorganization (except in the case of holders realizing a loss on the exchange whose holding period will include the period such holders held their Triton Delaware Common Stock). Non-U.S. Holders will not generally be subject to U.S. federal income tax on gain realized as a result of the Reorganization except in the circumstances described above for non-U.S. Holders receiving Class A Shares. See "Receipt of Class A Shares".


    Based upon the advice of Lehman and J.P. Morgan, Triton Delaware believes that, on the date of this Proxy Statement/Prospectus, the fair market value of a
Class B Share  would be  approximately $         and  the fair  market value  of
one-tenth of one share of Triton Delaware Preferred Stock would be approximately
$       based upon the closing  price of the Triton Delaware Common Stock on the
NYSE Composite Transactions Tape  on               ,  1996 of $        .  Triton
Delaware will provide stockholders making an Equity Unit Election with confirmation of Lehman's and J.P. Morgan's estimate of the fair market value of one-tenth of one share of Triton Delaware Preferred Stock and the Class B Share as of the date of the Reorganization. However, the IRS is not bound by such valuations and no assurance can be given that the IRS will agree with them. If the IRS were to successfully assert, for example, that the fair market value of the Class B Shares was greater than the valuation, stockholders making the Equity Unit Election and filing their tax return on the basis of such valuation would be subject to tax based on the higher valuation of the Class B Shares.



    The Merger Agreement provides (and by making an Equity Unit Election stockholders will agree with Triton Delaware and Triton Cayman) that, with respect to stockholders exchanging Triton Delaware Common Stock for Equity Units, a portion of each such stockholder's Triton Delaware Common Stock so exchanged in the Reorganization will be transferred to Triton Delaware as consideration for the issuance of the Triton Delaware Preferred Stock and the remaining portion of the Triton Delaware Common Stock so exchanged by each such stockholder in the Reorganization will be transferred to Triton Cayman as consideration for the issuance by Triton Cayman of the Class B Shares. Such allocation shall be determined based on the respective fair market values of the Triton Delaware Preferred Stock and the Class B Shares as estimated by Triton Delaware on the date of the Reorganization. No assurance can be given that such allocation will be respected by the IRS.



    The IRS may assert that the Triton Delaware Preferred Stock should be treated as stock of Triton Cayman and was received as taxable consideration in the Reorganization. In that case, (i) the entire fair market value of the Equity Units would be taken into account in determining the gain recognized (rather than just the portion of such value attributable to the Class B Share), if any, in the Reorganization, (ii) the basis of such Equity Units would equal the basis of the shares of Triton Delaware Common Stock exchanged therefor increased by any gain recognized as a result of the receipt of such Equity Unit and (iii) the holding period of the Equity Units would commence on the day after the date of the Reorganization (except in the case of holders realizing a loss in the Reorganization whose holding period would include the period such holders held their Triton Delaware Common Stock). As discussed above, Special Tax Counsel are of the opinion that it is more likely than not that the Triton Delaware Preferred Stock will be treated as stock of Triton Delaware. Nonetheless Special Tax Counsel have advised Triton Delaware that there is significant uncertainty concerning this conclusion and in view of the lack of authority on transactions of this nature no assurance can be given that the IRS will not seek to treat the Triton Delaware Preferred Stock as stock of Triton Cayman or to recharacterize the transaction in some other manner which would result in additional income or gain being realized by U.S. Holders making the Equity Unit Election. U.S. Holders are urged to consult with their own tax advisors concerning the consequences of making an Equity Unit Election.



    Owners of the Unit Depositary Shares will be treated for U.S. federal income tax purposes as if they were owners of the Triton Delaware Preferred Stock and Class B Shares represented by such Unit Depositary Shares. Accordingly, such owners will be entitled to take into account for U.S. federal income tax purposes income and deductions to which they would be entitled if they were direct holders of such Triton Delaware Preferred Stock and Class B Shares.


    CERTAIN PROPOSED LEGISLATION

    Legislation has recently been proposed which could affect the tax treatment of the Reorganization. In particular, holders who make an Equity Unit Election should note that the President has proposed that certain "disqualified preferred stock" will generally no longer be permitted to be received as tax free consideration in corporate reorganizations occurring after December 7, 1995. Although the Triton Delaware Preferred Stock does not appear to constitute "disqualified preferred stock" within the meaning of the President's proposal because (among other things) of its participation rights, no assurance can be given that the proposal will not be altered so as to become applicable to the Triton Delaware Preferred Stock. In such case, holders who make an Equity Unit Election would be subject to tax with respect to the entire value of the Equity Unit and not just the value attributable to the Class B Share.

    RECEIPT OF CONVERTIBLE PREFERENCE SHARES


    The receipt of Convertible Preference Shares in exchange for Convertible Preferred Stock in the Reorganization by U.S. Holders will be a taxable transaction in which U.S. Holders of Convertible Preferred Stock will recognize gain, if any, (but not loss) in an amount equal to the excess of the fair market value of the Convertible Preference Shares received in the Reorganization over their tax basis in the Convertible Preferred Stock exchanged therefor. Such gain will be capital gain and will be long term if as of the date of the Reorganization the Convertible Preferred Stock was held for more than one year. In such event (i) the basis of such Convertible Preference Shares will equal the basis of the Convertible Preferred Stock exchanged therefor increased by any gain recognized as a result of the receipt of the Convertible Preference Shares in the Reorganization and (ii) the holding period of the Convertible Preference Shares will begin on the day after the date of the Reorganization (except in the case of holders realizing a loss in the Reorganization whose holding period would include the period such holders held their Convertible Preferred Stock). U.S. Holders of Convertible Preferred Stock who exercise their dissenters rights and receive cash in exchange for their Convertible Preferred Stock will recognize gain or loss equal to the difference between the basis of the Convertible Preferred Stock and the cash received in exchange therefor. Such gain or loss will be capital gain or loss and will be long term if as of the date of the Reorganization the Convertible Preferred Stock was held for more than one year.



    Non-U.S. Holders of Convertible Preferred Stock will not generally be subject to U.S. federal income tax upon the receipt of Convertible Preference Shares or upon the exercise of dissenters rights except in the circumstances described above for Non-U.S. Holders receiving Class A Shares. See "Receipt of Class A Shares."


    Holders of Convertible Preferred Stock that also hold Triton Delaware Common Stock may be subject to special rules and should consult with their own tax advisors regarding the treatment to them of the receipt of Convertible Preference Shares.

    ODD LOT PROGRAM


    U.S. Holders who exchange all of their Triton Delaware Common Stock for cash pursuant to the Odd Lot program will recognize gain or loss equal to the difference between the basis of the Triton Delaware Common Stock and the cash received in exchange therefor. Such gain or loss will be capital gain or loss and will be long term if, as of the date of the disposition, the Triton Delaware Common Stock was held for more than one year. Non-U.S. Holders will not generally be subject to U.S. federal income tax on gain realized, if any, on the exchange of Triton Delaware Common Stock for cash except under the circumstances described above for Non-U.S. Holders receiving Class A Shares. See "Receipt of Class A Shares."



TRITON DELAWARE PREFERRED STOCK



    DIVIDENDS ON PREFERRED STOCK



    Assuming the Triton Delaware Preferred Stock is treated as stock of Triton Delaware, dividends paid on the Triton Delaware Preferred Stock should be taxable as ordinary income for U.S. federal income tax purposes to the extent of Triton Delaware's earnings and profits for the year in which the dividends are paid or Triton Delaware's earnings and profits accumulated in prior years. To the extent amounts paid as dividends to a holder of shares of Triton Delaware Preferred Stock are not paid out of

Triton Delaware's current and accumulated earnings and profits, such amounts will first be applied to reduce the holder's tax basis in the shares of Triton Delaware Preferred Stock, and any amount in excess of tax basis will be treated as gain from the sale or exchange of the shares of Triton Delaware Preferred Stock.



    In the case of corporate holders of shares of Triton Delaware Preferred Stock the portion of the dividends paid from current or accumulated earnings and profits should qualify, subject to the limitations under Sections 246(c) and 246A of the Code, for the 70% dividends received deduction. In addition, under
Section 1059 of the Code, a corporate holder of Triton Delaware Preferred Stock may be required to reduce its tax basis in its shares of Triton Delaware Preferred Stock by the portion of any dividend paid on the Triton Delaware Preferred Stock that was not taxed because of the dividends received deduction if such dividend constitutes an "extraordinary dividend".



UNITED STATES TAXATION OF NON-U.S. HOLDERS



    Under present U.S. federal income and estate tax law, and subject to the discussion below concerning backup withholding:



       (a) Withholding of U.S. federal income tax will be required with respect to the payment by Triton Delaware of dividends on Triton Delaware
    Preferred Stock owned by a Non-U.S. Holder at a rate of 30%, or such lower rate as may be specified by an applicable tax treaty. However, dividends received by a Non-U.S. Holder which are effectively connected with the conduct of a U.S. trade or business by the Non-U.S. Holder are exempt from such withholding. However, such dividends will be subject to regular federal income tax.



       (b) No withholding of U.S. federal income tax will be required with respect to any gain or income realized by a Non-U.S. Holder upon the sale or exchange of Triton Delaware Preferred Stock unless (i) such gain is effectively connected with the conduct of a U.S. trade or business by the Non-U.S. Holder, (ii) the Non-U.S. Holder is an individual who is present in the U.S. for a period aggregating 183 days or more during the calendar year in which such sale occurs and certain other conditions are met or (iii) Triton Delaware is or has been a "United States real property holding corporation" for federal income tax purposes (Triton Delaware believes it is not and has not been a "United States real property holding corporation"); and



       (c) Triton Delaware Preferred Stock owned by an individual who at the time of death is a Non-U.S. Holder will be included in such Non-U.S.
    Holder's gross estate for U.S. federal estate tax purposes, unless an applicable estate tax treaty provides otherwise.



    Under current U.S. Treasury Regulations, dividends paid to an address outside the United States are presumed to be paid to a resident of such country for purposes of the withholding discussed above and, under the current interpretation of U.S. Treasury Regulations, for purposes of determining the applicability of a tax treaty rate. However, under proposed U.S. Treasury Regulations not currently in effect, a Non-U.S. Holder who wishes to claim a reduced rate of withholding would be required to provide Triton Delaware with a properly executed (1) Internal Revenue Service Form 1001 (or successor form) claiming a reduced rate of withholding under the benefit of a tax treaty or (2) Internal Revenue Form 4224 (or successor form) stating that dividends paid on the Triton Delaware Preferred Stock are not subject to withholding tax because it is effectively connected with the Non-U.S. Holder's conduct of a trade or business in the United States.


CLASS A AND CLASS B SHARES AND CONVERTIBLE PREFERENCE SHARES

    UNITED STATES FEDERAL INCOME TAXATION OF DIVIDENDS

    For U.S. federal income tax purposes, the gross amount of dividends paid by Triton Cayman to U.S. Holders will be treated as foreign source dividend income to the extent paid out of Triton Cayman's current or accumulated earnings and profits. These dividends will not be eligible for the dividends received deduction generally allowed to U.S. corporate shareholders on dividends from U.S. domestic corporations. To the extent that an amount received by a U.S. Holder exceeds the allocable share of Triton Cayman's current and accumulated earnings and profits, such excess will be applied first to reduce such U.S. Holder's tax basis in its shares and then, to the extent in excess of such U.S. Holder's tax basis, such excess will constitute gain from a deemed sale or exchange of such shares. For U.S. foreign tax credit purposes, dividends on the shares will generally constitute "passive income", or, in the case of certain U.S. Holders, "financial services income."


    Certain adjustments (or failures to make adjustments) of the conversion rate of Convertible Preference Shares, based on Triton Cayman's issuance of certain rights, warrants, indebtedness, securities or other assets to holders of Ordinary Shares, may result in constructive distributions taxable as dividends to holders of Convertible Preference Shares or to holders of Ordinary Shares. Moreover, depending upon the circumstances, the payment of certain stock dividends to U.S. Holders of Ordinary Shares may be treated as taxable dividends.


    CONVERSION OF CLASS B SHARES


    If Triton Delaware liquidates, is dissolved or wound up, the Board of Directors of Triton Cayman may cause the Class B Shares to be converted into Class A Shares. Such conversion should not result in gain or loss to the holders of the Class B Shares.


    UNITED STATES TAXATION OF NON-U.S. HOLDERS

    Subject to certain exceptions, Non-U.S. Holders will be subject to U.S. federal income tax on dividend distributions with respect to, and gain realized from the sale or exchange of, Class A Shares, Class B Shares or Convertible Preference Shares only if such dividends or gains are effectively connected with the conduct of a trade or business within the United States or in the case of gains realized by Non-U.S. Holders that are individuals, such holders hold their Class A Shares, Class B Shares or Convertible Preference Shares as capital assets, are present in the United States for 183 days or more during the taxable year of the sale and certain other conditions exist. Except as discussed below with respect to backup withholding, dividends paid by Triton Cayman will not be subject to U.S. withholding tax. Nonresident alien individuals will not be subject to U.S. estate tax with respect to shares of Triton Cayman.

    EXCHANGE OF EQUITY UNITS


    An exchange of Equity Units with Triton Cayman or Triton Delaware for cash will be a taxable transaction for U.S. federal income tax purposes. Consequently, U.S. Holders will be required to recognize gain or loss in an amount equal to the difference between the cash proceeds received in the exchange and the holder's adjusted tax basis in its Equity Units so exchanged. Such gain or loss will be capital gain or loss and will be long term, if as of the date of the disposition, the Equity Unit was held for more than one year. U.S. Holders exchanging Equity Units for Ordinary Shares of Triton Cayman will be treated as though they had received such Ordinary Shares of Triton Cayman in exchange for an allocable portion of the Triton Delaware Preferred Stock and Class B Shares. Except possibly as described below, the part of the exchange attributable to the Triton Delaware Preferred Stock will be treated as a taxable transaction. U.S. Holders will recognize gain or loss equal to the difference between the fair market value of the Ordinary Shares of Triton Cayman treated as received in exchange for the Triton Delaware Preferred Stock and the basis of such Triton Delaware Preferred Stock. In such event (i) the basis of such Ordinary Shares of Triton Cayman will be equal to their fair market value and
(ii) the holding period for such Ordinary Shares of Triton Cayman will commence on the day after the date of the exchange.



    No gain or loss will be recognized by U.S. Holders with respect to Ordinary Shares of Triton Cayman treated as exchanged for Class B Shares. As a result, U.S. Holders will have (i) a basis in such Ordinary Shares of Triton Cayman equal to the basis of the Class B Shares treated as exchanged therefor and (ii) the holding period of such Ordinary Shares of Triton Cayman will include the holding period of such Class B Shares.


    It is possible that the exercise by Triton Cayman of its right to purchase the Equity Units in exchange for Ordinary Shares of Triton Cayman could qualify as a tax-free reorganization (in whole, rather than in part) notwithstanding the provisions of Section 367(a) and applicable Treasury Regulations. In such case, (i) no gain or loss would be recognized by U.S. Holders exchanging Equity Units solely for Ordinary Shares of Triton Cayman, (ii) the tax basis of Ordinary Shares of Triton Cayman received in the exchange will be the same as the Equity Units exchanged therefor and
(iii) the holding period of the Ordinary Shares of Triton Cayman received in the exchange will include the holding period of the Equity Units exchanged therefor.


    CLASSIFICATION OF TRITON CAYMAN AS A CONTROLLED FOREIGN CORPORATION

    Under Section 951(a) of the Code, each "United States shareholder" of a "controlled foreign corporation" ("CFC") must include in its gross income for U.S. federal income tax purposes its pro rata share of the CFC's "subpart F income," even if the subpart F income is not distributed. In addition, gain on the sale of stock in a CFC realized by a United States shareholder is treated as ordinary income to the extent of the CFC's accumulated undistributed earnings and profits. Section 951(b) of the Code defines a United States shareholder ("U.S. Shareholder") as any U.S. corporation, citizen, resident or other U.S. person who owns (directly or through certain deemed ownership rules) 10% or more of the total combined voting power of all classes of stock of a foreign corporation. In general, a foreign corporation is treated as a CFC only if such U.S. Shareholders collectively own more than 50% of the total combined voting power or total value of the corporation's stock. Under these rules Triton Cayman does not expect to be a CFC. While it is possible that Triton Cayman could in the future be treated as a CFC, so long as a shareholder of Triton Cayman is not a U.S. Shareholder, Triton Cayman's status as a CFC should have no adverse effect on such holder.

    PASSIVE FOREIGN INVESTMENT COMPANIES

    Sections 1291 through 1297 of the Code contain special rules applicable with respect to foreign corporations that are "passive foreign investment companies" ("PFICs"). In general, a foreign corporation will be a PFIC if 75% or more of its income constitutes "passive income" or 50% or more of its assets produce passive income. If Triton Cayman were to be characterized as a PFIC, a U.S. Holder would be subject to a penalty tax at the time of its sale of (or receipt of an "excess distribution" with respect to) its shares. Moreover any such gain on the sale of shares would be taxable as ordinary income. In general, a shareholder receives an "excess distribution" if the amount of the distribution is more than 125% of the average distribution with respect to the stock during the three preceding taxable years (or the taxpayer's holding period if it is less than 3 years). In general, the penalty tax is equivalent to an interest charge on taxes that are deemed due during the taxpayer's holding period but not paid, computed by assuming that the excess distribution or gain (in the case of a sale) with respect to the shares was realized ratably over the holder's holding period. The interest charge is equal to the applicable rate imposed on underpayments of U.S. federal income tax for such period.


    The PFIC statutory provisions contain a look-through rule that states that, for purposes of determining whether a foreign corporation is a PFIC, such foreign corporation shall be treated as if it "received directly its proportionate share of the income" and as if it "held its proportionate share of the assets" of any other corporation in which it owns at least 25% of the stock. Under the look-through rule Triton Cayman would be deemed to own the assets and to have received the income of its subsidiaries directly for the purposes of determining whether Triton Cayman will be treated as a PFIC. As a result, Triton Cayman does not expect to be treated as a PFIC.


BACKUP WITHHOLDING AND INFORMATION REPORTING

    A U.S. Holder is required to file an information return on IRS Form 926 with such holder's U.S. Federal income tax return for the year of the Reorganization. Form 926 requires, among other things, a description of the transaction including the fair market value of the consideration received.


    A holder may be subject to backup withholding under Section 3406 of the Code at a rate of 31% on payments made with respect to, or cash proceeds of a sale or exchange of, the Triton Delaware Preferred Stock and Ordinary Shares. Backup withholding will apply only if the holder (i) fails to furnish its Taxpayer Identification Number ("TIN"), which for an individual would be his or her social security number, (ii) furnishes an incorrect TIN, (iii) is notified by the IRS that it has failed to properly report payments of interest and dividends or (iv) under certain circumstances, fails to certify, under penalties of perjury, that it has furnished a correct TIN and has not been notified by the IRS that it is subject to backup withholding for failure to report interest and dividend payments. Backup withholding will not apply with resect to payments made to certain exempt recipients, such as corporations, tax-exempt organizations and foreign persons receiving payments that are subject to withholding under Section 1441 or Section 1442 of the Code or that would be subject to such withholding but for the provisions of a treaty or certain other exceptions.

    The amount of any backup withholding from a payment to a holder are allowed as a credit against such holder's federal income tax liability and may entitle such holder to a refund, provided that the required information is furnished to the IRS.

POST-REORGANIZATION TAXATION OF TRITON CAYMAN AND TRITON DELAWARE


    All of Triton Delaware's foreign subsidiaries are presently CFCs. As discussed above, under subpart F of the Code, a CFC is a foreign corporation that is owned (directly, indirectly or by attribution) more than fifty percent (50%), by vote or by value, by U.S. shareholders. In the event that a foreign corporation is a CFC, a U.S. Shareholder of the CFC must include in income in its taxable year in which or with which the taxable year of the CFC ends, the total of, among other things, (i) its pro rata share of the CFC's subpart F income for such taxable year, (ii) its pro rata share of the CFC's increase in earnings invested in United States property for such year and (iii) its pro rata share of the lesser of the CFC's earnings and profits accumulated in taxable years beginning after September 30, 1993 or the amount of the CFC's passive assets in excess of twenty-five percent (25%) of total assets, computed on the basis of treating all CFC's commonly owned, directly or indirectly, by a more than fifty percent (50%) CFC parent as a single CFC. Thus, immediately prior to the Reorganization, Triton Delaware is, and has been, subject to the deemed income inclusion provisions described above as the only United States shareholder of Triton Delaware's foreign subsidiaries. After the Reorganization, Triton Delaware will continue to be subject to the deemed inclusion provisions with respect to any foreign subsidiaries that continue to be owned by Triton Delaware and Triton Cayman will not be subject to any deemed income inclusion with respect to its other direct or indirect subsidiaries.


CAYMAN ISLANDS TAX CONSEQUENCES


    At the present time there is no Cayman Islands income or profits tax, withholding tax, capital gains tax, capital transfer tax, estate duty or inheritance tax payable by a Cayman Islands company or its shareholders, other than shareholders resident in the Cayman Islands. Triton Cayman will obtain prior to the consummation of the Reorganization an assurance from the Minister of Finance of the Cayman Islands under the Tax Concessions Law (Revised) that, in the event that any legislation is enacted in the Cayman Islands imposing tax computed on profits or income, or computed on any capital assets, gain or appreciation, or any tax in the nature of estate duty or inheritance tax, such tax shall not until October 31, 2015 be applicable to Triton Cayman or to any of its operations or to the shares, debentures or other obligations of Triton Cayman except insofar as such tax applies to persons ordinarily resident in the Cayman Islands and holding such shares, debentures or other obligations of Triton Cayman or any land leased or let to Triton Cayman. Therefore, there will be no Cayman Islands tax consequences with respect to the Reorganization or with respect to subsequent distributions in respect of the Shares.


               DESCRIPTION OF AUTHORIZED SHARES OF TRITON CAYMAN


    The following statements with respect to Triton Cayman's capital stock are subject to the detailed provisions of Triton Cayman's Articles of Association (the "Articles of Association"), its Memorandum of Association (the "Memorandum of Association"), the resolutions with respect to the Preference Shares (the "Resolutions"), and the Preferred Stock Preference Rights created pursuant to the Rights Agreement to be entered into between Triton Cayman and Chemical Bank, as Rights Agent (the "Rights Agreement"). These statements do not purport to be complete and, while Triton Cayman believes the descriptions of the material provisions of the Articles of Association, Memorandum of

Association, Resolutions and Rights Agreement contained in this Proxy Statement/Prospectus are accurate statements with respect to such material provisions, such statements are subject to the detailed provisions in the Articles of Association, Memorandum of Association, Resolutions and Rights Agreement to which reference is hereby made for a full description of such provisions.

ORDINARY SHARES; GENERAL

    The Articles of Association provide that the authorized capital stock of Triton Cayman is divided into 200,000,000 Class A Shares, 10,000,000 Class B Shares, 10,000,000 class C ordinary shares, par value $.01 per share (the "Class C Shares"), and 20,000,000 preference shares. The Class A Shares, the Class B Shares and the Class C Shares rank pari passu in all respects and have equal voting and other rights, except as set forth in the Articles of Association. For purposes of the discussion under "Description of Authorized Shares of Triton Cayman," the term "Ordinary Shares" includes Class A Shares, Class B Shares and Class C Shares.

    As described under "The Reorganization-Equity Unit Election," at the Effective Time, subject to the Equity Unit Limitation, each Equity Unit exchanged for an Electing Share will be comprised of one Class B Share and one-tenth of one share of Triton Delaware Preferred Stock, which securities will be paired and will not be separately transferable. The aggregate number of Class B Shares issuable will be the aggregate number of Equity Units for which shares of Triton Delaware Common Stock are exchanged in the Merger. As described below, one Class A Share is designed to generally have economic rights substantially equivalent to the rights of the securities included in an Equity Unit, considered as a whole, except that, among other things, the holders of Equity Units, as a result of their ownership of the Triton Delaware Preferred Stock component of the Equity Units, are entitled to certain liquidation preferences and dividend and voting and other rights with respect to Triton Delaware (see "Description of Triton Delaware Preferred Stock") and the holders of Class A Shares are entitled to certain additional rights over the holders of Class B Shares with respect to Triton Cayman. See "Dividend Rights," "Purchase of Equity Unit," "Liquidation of Triton Delaware" and "Liquidation of Triton Cayman" below.


    The rights of holders of Class B Shares have been specifically designed to permit such shares to be paired with and only transferable with one-tenth of one share of Triton Delaware Preferred Stock in the form of an Equity Unit that is to be distributed only in connection with the Merger to holders electing to receive such consideration. Accordingly, it is not intended that there be, and the Articles of Association do not permit, any further issuances of Class B Shares, or any security convertible into or exchangeable for any Class B Shares or any option or right of subscription to acquire any Class B Shares, except in connection with a stock dividend or stock split of Class B Shares. It is intended that Class A Shares will be available for future issuances of equity securities, if any, required by Triton Cayman to raise capital, in connection with acquisitions or otherwise. Accordingly, the Articles of Association provide for a greater number of Class A Shares to be authorized than Class B Shares. Moreover, because there will be no separate trading market for the Class B Shares and because the Class B Shares are not intended to be transferable independently of the shares of Triton Delaware Preferred Stock, any stock dividend of Class B Shares or any Class B Shares resulting from a consolidation or subdivision of the capital of Triton Cayman will be included in an Equity Unit. Pursuant to the Articles of Association, the number of Class B Shares included in an Equity Unit may be adjusted from time to time to take account of such events; PROVIDED, HOWEVER, that the number of Class B Shares included in an Equity Unit is required to be a whole number. One-tenth of one share of Triton Delaware Preferred Stock will be included in an Equity Unit. The number of Class B Shares included in an Equity Unit is hereinafter referred to as the "Pairing Ratio." As of the Effective Time, the Pairing Ratio will be one.



    It is intended that the Class C Shares will only be issued if (i) Triton Cayman exercises its right to purchase the Equity Units as described under "Description of Triton Delaware Preferred Stock - Purchase of Equity Units,"
(ii) Triton Cayman chooses to use ordinary shares rather than cash in connection with such purchase and (iii) the Cumulative Dividend Amount (as hereinafter defined) is a positive number. See "Purchase of Equity Unit." The holders of the Class C Shares will be entitled to the same dividend rights, liquidation preferences and voting and other rights as the holders of the Class A Shares described below, except that they will be subject to certain preferential rights of the holders of the Class A Shares. See "Dividend Rights" and "Liquidation of Triton Cayman" below.

VOTING AND OTHER RIGHTS


    Under the Articles of Association, the holders of Ordinary Shares will be entitled to one vote for each share held on all matters submitted to shareholders' meetings, including the election and removal of directors, and will vote together as a single class with any voting preference shares unless the terms of any voting preference shares otherwise provide. The Articles of Association of Triton Cayman provide that the quorum required for a general meeting of the shareholders is a majority of the outstanding Ordinary Shares entitled to vote at such meeting. All matters voted upon at any duly held shareholders' meeting shall be carried by a majority of the votes cast at the meeting by shareholders represented in person or by proxy, except (i) election of directors, who are elected by plurality vote, (ii) approval of a merger or a similar arrangement, which, pursuant to Cayman Islands law, requires the approval by 75% of the votes cast (but, in any event, under the Articles of Association, at least a majority of the outstanding shares), and (iii) approval of a Special Resolution (as defined below). See "Comparison of Rights of Stockholders -- Stockholder Approval of Business Combinations." A change of corporate name, the voluntary dissolution, liquidation or winding-up of the affairs of Triton Cayman, a reduction of paid-up share capital, and any
amendment   to  Triton  Cayman's  Articles   of  Association  or  Memorandum  of
Association require approval by a Special Resolution by the shareholders of Triton Cayman. A Special Resolution requires the approval of at least two-thirds of the votes cast by the shareholders represented in person or by proxy at a duly convened meeting. The Board of Directors or the President may at any time proceed to convene a general meeting of Triton Cayman. Triton Cayman must provide at least 10 days' notice of a general meeting.


    Because holders are not entitled to cumulate their votes, shareholders holding a majority of the outstanding Ordinary Shares, voting together as a class with the holders of any voting preference shares which may be issued, are able to elect all members of the board of directors of Triton Cayman. The Articles of Association of Triton Cayman provide that the directors are to be elected in three classes of approximately equal number and for a term of three years, with the result that shareholders will not vote for the election of a majority of directors in any single year. Holders of Ordinary Shares have no preemptive rights.

    As the registered holder of the Class B Shares contained in the Equity Units, pursuant to the Articles of Association, the Depositary will be entitled to appoint one or more persons (who may be one or more holders of the Unit Depositary Shares) to act as its representative at any general meeting of Triton Cayman. Any person so authorized may attend, vote and speak at such meeting as if he were an individual shareholder of Triton Cayman in respect of the number of Class B Shares that he is authorized to represent. It is presently expected that the Depositary will authorize each holder of a Unit Depositary Share to act as its representative with respect to the number of Class B Shares included in Equity Units represented by the Receipt of that holder. The Articles of Association provide that whenever the capital stock of Triton Cayman is divided into different classes of shares, the rights attached to any class may (unless otherwise provided by the terms of issue of the shares of that class) be varied only with the consent in writing of all holders of such class or pursuant to a Special Resolution adopted at a separate meeting of such holders.

    The Articles of Association further provide that, unless otherwise provided by the rights attached to any shares, such rights will not be deemed to be varied by the allotment of further shares which confer on the holders voting rights more favorable than those conferred by such shares. Such rights will not otherwise be deemed to be varied by the creation or issuance of further shares, including any additional Class A Shares, Class B Shares or Class C Shares or different classes of shares with preferential rights as to dividends or capital.

    There are no limitations on the right of nonresident shareholders to hold or vote their Ordinary Shares imposed by Cayman Islands law or Triton Cayman's Articles of Association.


SPECIAL RIGHTS UPON THE OCCURRENCE OF CERTAIN EVENTS



    The Articles of Association provide that as long as the Class B Shares (or Class C Shares) are outstanding, Triton Cayman shall not enter into any agreement with another entity providing for the consolidation, merger, amalgamation or other similar transaction of Triton Cayman and such other entity if the consideration to be received by holders of the Equity Units per Equity Unit or per share by holders of Class B Shares (or Class C Shares) (in each case, less the amount due per Class A Share in respect of the Cumulative Dividend Amount (as defined below) or the Liquidation Available Amount (as defined below), as the case may be) is less than the consideration to be received by holders of the Class A Shares per share in connection with such consolidation, merger, amalgamation or other similar transaction, unless such agreement shall have been approved by the holders of a majority of the Class B Shares (or Class C Shares), voting separately as a class.



    In addition, in the event that any person or group of persons (an "Offeror") makes an offer to acquire the Class A Shares, and such Offeror either does not offer to acquire the Equity Units or Class B Shares (or Class C Shares) or offers to acquire the Equity Units or Class B Shares (or Class C Shares) for less consideration on a per unit basis than that offered in respect of a Class A Share (less the amount due per Class A Share in respect of the Cumulative Dividend Amount or the Liquidation Available Amount, as the case may be), then the Board of Directors of Triton Cayman shall not be permitted to redeem the rights issued pursuant to the Rights Agreement. See "-- Preference Shares -- Preference Share Purchase Rights."


DIVIDEND RIGHTS

    The holders of Ordinary Shares will be entitled at any time to receive such dividends as are declared by the Board of Directors. The ability of Triton Cayman to pay dividends on capital stock is restricted by covenants in indentures to which Triton Cayman will be a party upon the consummation of the Reorganization. Triton Cayman currently intends to retain earnings for use in Triton Cayman's business and the financing of its capital requirements. The payment of any future cash dividends is necessarily dependent upon the earnings and financial needs of Triton Cayman, along with applicable legal and contractual restrictions.

    Aggregate dividends declared and paid on one Class A Share, if any, are expected to be equivalent to the aggregate dividends declared and paid on one-tenth of one share of Triton Delaware Preferred Stock and one Class B Share included in one Equity Unit if any. The holders of the Equity Units, in their capacity as holders of shares of Triton Delaware Preferred Stock, may receive dividends at a time or times when no dividends are being declared or paid on the Class A Shares or the Class B Shares. See "Description of Triton Delaware
Preferred Stock." Accordingly, the Articles of Association contain certain provisions which regulate the relative amounts of any dividends which may be declared or paid on the Class A Shares and the Class B Shares as described below.

    The holders of Class A Shares will be entitled, on the declaration of a dividend, at any time, to a dividend on each Class A Share of an amount which exceeds the amount of the dividend (if any) declared at the same time on a Class B Share (or Class C Share), by an amount equal to (i) the Cumulative Dividend Amount (as defined below) at such time divided by (ii) the Pairing Ratio at such time, and to the extent of any such excess, a dividend may be declared at any time on the Class A Shares even if no dividend is declared at the same time on the Class B Shares (or Class C Shares). (Such provision is referred to hereinafter as the "Dividend Provision".) The term "Cumulative Dividend Amount" at any time is defined to mean the amount by which the aggregate of all dividends declared on one-tenth of one share of Triton Delaware Preferred Stock from the date of adoption of the Articles of Association up to and including the time of determination exceeds the amount (if any) by which (x) the sum of the products of the amount of each dividend declared on one Class A Share from the date of adoption of the Articles of Association until immediately prior to the time of determination and the Pairing Ratio in effect as of the date of its declaration, exceeds (y) the sum of the products of the amount of each dividend declared on one Class B Share from the date of adoption of the Articles of Association until immediately prior to the time of determination and the Pairing Ratio in effect as of the date of its declaration. For purposes of the Dividend Provision, dividends on shares of Triton Delaware Preferred Stock are deemed to be declared when resolved to be declared on the Triton Delaware Preferred Stock by Triton Delaware's Board of Directors. Dividends on Class A Shares and Class B Shares are deemed to be declared when the Board of Directors of Triton Cayman resolves to declare any dividend.

    As a result of the Dividend Provision, for so long as the authorized capital stock of Triton Cayman is divided into Class A Shares and Class B or Class C Shares, if the Board of Directors of Triton Cayman determines to pay dividends on the capital stock of Triton Cayman and dividends have been paid in prior periods by Triton Delaware on the Triton Delaware Preferred Stock when no corresponding dividend was paid on the Class A Shares, Triton Cayman may be required to pay dividends on the Class A Shares when no or a lesser dividend is being paid on the Class B Shares or Class C Shares or the shares of Triton Delaware Preferred Stock included in an Equity Unit. The Dividend Provision does not impute any interest component on dividends paid in earlier periods when determining the appropriate allocation of dividends in any given subsequent period.

PURCHASE OF EQUITY UNIT

    In the event Triton Cayman or Triton Delaware purchases the Equity Units, holders of Class A Shares are not entitled to any payment in respect of any amounts paid in cash or Class A Shares or Class C Shares, as the case may be, as the purchase price for the Equity Units. See "Description of Triton Delaware Preferred Stock -- Purchase of Equity Units."

    The Articles of Association provide that if an Equity Unit is purchased by Triton Cayman or Triton Delaware, the Pairing Ratio will thereafter be deemed to be the Pairing Ratio in effect on the date of such purchase, adjusted in relation to any time thereafter in the case of a stock split, stock combination or stock dividend after such time as if such purchase had not occurred.


    In the event that the Equity Units are purchased at a time when the Cumulative Dividend Amount is positive, and Class C Shares are issued as part of the Purchase Price, at such time as the Cumulative Dividend Amount has been reduced to zero, whether by means of cash or stock dividends to the holders of Class A Shares, the Board may resolve that each Class C Share then outstanding will be converted into one Class A Share.



LIQUIDATION OF TRITON DELAWARE


    At any time after the liquidation, dissolution or winding-up of Triton Delaware has been completed, the Board of Directors of Triton Cayman may in its discretion determine (which determination shall be final and binding) that the Class B Shares included in the Equity Units should be allowed to be transferred separately. In addition, at any time after such liquidation, dissolution or winding-up has been completed, the Board of Directors of Triton Cayman may ascertain the product of (a) the sum of (i) the amount of the Liquidation Preference, if any, paid in respect of one-tenth of one share of Triton Delaware Preferred Stock plus the amount of any other distribution to the holders of one-tenth of one share of Triton Delaware Preferred Stock in connection with the liquidation, dissolution or winding-up and (ii) the Cumulative Dividend Amount immediately preceding the time of application of the whole or any part of the Liquidation Available Amount (as defined below) and (b) the number of Class A Shares outstanding at such time divided by the Pairing Ratio at such time. Such product at any time is referred to as the "Liquidation Available Amount" at such time.


    In any such event, the Board of Directors of Triton Cayman may, in its discretion, at any time and from time to time, apply all or any part of any Liquidation Available Amount to declare dividends in cash to the holders of the Class A Shares and/or to pay stock dividends on the Class A Shares in each case in accordance with the provisions described below. Any such cash or stock dividend will reduce the then applicable Liquidation Available Amount by the amount so applied (determined in accordance with the terms of the Articles of Association) and the Cumulative Dividend Amount will be reduced correspondingly.

    If the Board of Directors of Triton Cayman determines at any time to utilize all or any part of the then applicable Liquidation Available Amount for the declaration of a stock dividend payable in Class A Shares to the holders of the Class A Shares (any amount to be so utilized, the "Specified Amount"), the aggregate number of additional Class A Shares to be so distributed will be calculated by dividing the then applicable Specified Amount by the average of the Closing Prices (as defined under "Description of Triton Delaware Preferred Stock -- Purchase of Equity Unit") for the Class A Shares on the five consecutive trading days immediately preceding the date on which the Board of Directors of Triton Cayman announces its intention to declare such stock dividend. Such stock dividend will be made to the holders of record of the Class A Shares, on the date determined for such purpose by the Board, in the proportions to which they would have been entitled had such sum been distributed in cash.


    The Board is not required to make any such distribution, but, to the extent that it does, distributions in cash or stock dividends of additional Class A Shares will be made to the holders of Class A Shares and not to the holders of Class B Shares. In the event of any liquidation, dissolution or winding-up of Triton Delaware, holders of the Equity Units, by virtue of holding one-tenth of one share of Triton Delaware Preferred Stock included in each Equity Unit, will be entitled to receive out of the assets of Triton Delaware available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution is made to holders of the common stock of Triton Delaware or other junior stock, the Liquidation Preference.

    The Articles of Association provide that if Triton Delaware is dissolved, liquidated or wound up, the Pairing Ratio will thereafter be deemed to be the Pairing Ratio in effect as of the date of completion of such liquidation, dissolution or winding-up, as the case may be, adjusted in relation to any time thereafter in the case of a stock split, stock combination or stock dividend after such time as if such liquidation, dissolution or winding-up had not occurred.


    If Triton Delaware has been liquidated, dissolved or wound up and the Liquidation Available Amount has been reduced to zero, whether by means of cash or stock dividends to the holders of Class A Shares, the Board may resolve that each Class B Share then outstanding will be converted into one Class A Share.


LIQUIDATION OF TRITON CAYMAN


    The Articles of Association provide that before any amount is paid to the holders of Class B Shares (or Class C Shares, if any) on a winding-up of Triton Cayman, the holder of each Class A Share will be entitled to receive an amount in respect of each Class A Share held by him equal to the aggregate of (a) the amount of the Liquidation Preference paid, if any, in respect of one-tenth of one share of Triton Delaware Preferred Stock plus the amount of any other distribution to the holders of one-tenth of one share of Triton Delaware Preferred Stock in connection with the liquidation dissolution or winding-up, and (b) the Cumulative Dividend Amount as at the commencement of the winding-up of Triton Cayman, each divided by the Pairing Ratio at such date. The holder of a Class B Share (or Class C Share) will thereafter have the right to participate in any assets of Triton Cayman PARI PASSU with the holder of a Class A Share. The Articles of Association provide for an adjustment to the foregoing in the event that the whole or any part of the Liquidation Available Amount has been applied to the declaration of cash dividends on, or stock dividends in, Class A Shares in the event of the prior liquidation of Triton Delaware (see "Liquidation of Triton Delaware" above).


    If, at the time of any such liquidation, the holder of Class A Shares or Class B Shares has any outstanding debts, liabilities or engagements to or with Triton Cayman (whether presently payable or not), either alone or jointly with any other person, whether a shareholder or not (including, without limitation, any liability associated with the unpaid purchase price of such Class A Shares or Class B Shares), the liquidator appointed to oversee the liquidation of Triton Cayman shall deduct from the amount payable in respect of such Class A Shares or Class B Shares the aggregate amount of such debts, liabilities and engagements and apply such amount to any of such holder's debts, liabilities or engagements to or with Triton Cayman (whether presently payable or not). The liquidator may distribute, in kind, to the holders of the Class A Shares or Class B Shares remaining assets of Triton Cayman or may sell, transfer or otherwise dispose of all or any part of such remaining assets to any other company, trust or entity and receive payment therefor in cash, shares or obligations of such other company, trust or entity or any combination thereof, and may sell all or any part of the consideration so received, and may distribute the consideration received or any balance or proceeds thereof to holders of the Class A Shares or Class B Shares in accordance with the procedures set forth above.

CHANGES IN CAPITALIZATION


    Triton Cayman may by Special Resolution (i) increase its capital stock by new shares of such amounts as the resolution prescribes; (ii) consolidate and divide all or any of its capital stock into shares of larger amount than its existing shares (similar to a stock combination); (iii) subject to the provisions of the Companies Act, sub-divide its shares or any of them, into shares of smaller amount than is fixed by its Articles of Association and the resolution may determine that, as between the shares resulting from the sub-division, any of them may have any preference or advantage or restriction as compared with the others (similar to a stock split); and (iv) cancel shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person and diminish the amount of its capital stock by the amount of the shares so cancelled provided that, for as long as Triton Cayman's capital stock is divided into Class A Shares and Class B Shares, no consolidation or sub-division may be effected by Triton Cayman unless (a) immediately following any consolidation or sub-division, the ratio of the number of Class A Shares then outstanding to the number of Class B Shares then outstanding is equal to such ratio immediately preceding such consolidation or sub-division and (b) the effect thereof will result in an Equity Unit comprising a whole number of Class B Shares and one-tenth of one share of Triton Delaware Preferred Stock. All Class B Shares resulting from such consolidation or sub-division will be thereafter included in Equity Units, resulting in a corresponding adjustment in the Pairing Ratio.


DISTRIBUTIONS

    The Articles of Association provide that, for as long as the capital stock of Triton Cayman is divided into Class A Shares and Class B Shares or Class C Shares, Triton Cayman will not (except for certain distributions provided for in the Articles of Association) make any offer or distribution of any capital stock of Triton Cayman or any option, right or warrant to subscribe for or purchase any capital stock of Triton Cayman, or any other security convertible into or exchangeable for capital stock of Triton Cayman to the holders of any class of Ordinary Shares unless an offer or distribution on the same basis (in all material respects) is made to the holders of any other class of Ordinary Shares outstanding, subject to the Board of Directors of Triton Cayman having certain rights to deal with shareholders in any territory (other than the Cayman Islands or the U.S.) and fractional entitlements. Dividends to be satisfied by distributions of property other than cash will be made or paid (as the case may be) on the same basis (in all material respects) to holders of Ordinary Shares, but no such distribution may be made unless at the time of declaration the Cumulative Dividend Amount is zero.


    No Class B Shares or Class C Shares, or any security convertible into or exchangeable for any Class B Shares or Class C Shares, may be issued and no option or right of subscription to acquire any Class B Shares or Class C Shares may be granted, except in connection with a stock dividend of Class B Shares or Class C Shares or, with respect to Class B Shares only, in connection with the Merger.


STOCK DIVIDENDS

    The Articles of Association provide that the Board of Directors of Triton Cayman may declare and pay stock dividends out of certain undistributed profits or reserves of Triton Cayman (without the need for shareholder approval), provided that (a) stock dividends of Class B Shares may be declared only on the Class B Shares and only if the Board of Directors simultaneously declares a stock dividend on each Class A Share of a number of Class A Shares equal to the number of Class B Shares being so issued on each Class B Share and (b) stock dividends of Class A Shares may be declared only if the Board simultaneously declares either (i) a stock dividend on each Class B Share of a number of Class B

Shares equal to the number of Class A Shares then being issued on each Class A Share or (ii) a stock dividend of an equal number of Class A Shares on each Class A Share and each Class B Share. No Class A Shares or Class B Shares may be issued as stock dividends unless the effect would be to result in an Equity Unit containing a whole number of Class B Shares and one-tenth of one share of Triton Delaware Preferred Stock. All Class B Shares issued in connection with any stock dividend will be thereafter included in Equity Units resulting in a corresponding adjustment in the Pairing Ratio.

REDUCTION OF CAPITAL AND PURCHASE OF SHARES

    Subject to the provisions of the Companies Act, Triton Cayman may by Special Resolution reduce its share capital in any way provided that no such reduction may be made if as a result all of the Class B Shares contained in Equity Units will be cancelled unless prior to such reduction becoming effective the Board of Directors of Triton Cayman is satisfied that the fraction of a share of Triton Delaware Preferred Stock contained in such Equity Units will be cancelled and any determination by the Board that it is so satisfied shall be conclusive and binding.


    Subject to the provisions of the Companies Act, any issued and outstanding Ordinary Shares may be redeemed by Triton Cayman in such circumstances and on such terms as shall be agreed by the Board of Directors of Triton Cayman and the holder thereof, and the Board may deduct from the purchase price therefor the aggregate amount of any outstanding debts, liabilities and engagements to or with Triton Cayman by the holder of such shares. Triton Cayman may purchase all or part of the Ordinary Shares of any holder whether or not it has made a similar offer to all or any other holders. Notwithstanding the foregoing, no purchase may be made of any Class B Shares contained in any Equity Units unless Triton Cayman purchases the entire Equity Unit as set forth under "Purchase of Equity Unit."


TRANSFER OF SHARES


    Upon surrender to Triton Cayman or the transfer agent of Triton Cayman of a certificate for Ordinary Shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and otherwise meeting all legal requirements for transfer, Triton Cayman shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction on its books. Triton Cayman may refuse to register the transfer of shares of any holder which have been called for redemption unless otherwise provided by the terms of such shares or the Board of Directors in connection with the call of such shares.



    The Board of Directors of Triton Cayman shall refuse to register the transfer of any Class B Share contained in an Equity Unit unless there is produced to the Board of Directors of Triton Cayman such evidence as it may in its discretion require to ensure that on the same occasion there is being transferred to the same person the fraction of a share of Triton Delaware Preferred Stock and any other Class B Shares contained in the same Equity Unit.


PREFERENCE SHARES

GENERAL

    Under the Articles of Association, Triton Cayman has authority to issue 20,000,000 preference shares. There are currently no preference shares outstanding; however, Triton Cayman has authorized the issuance of up to preference shares to be designated the 5% convertible preference shares (the "Convertible Preference Shares"). Upon consummation of the Reorganization, each share of Convertible Preferred Stock of Triton Delaware will be automatically converted into one Convertible Preference Share, subject to dissenters' rights.
As  of             , 1996, there were      shares of Convertible Preferred Stock
outstanding. Under the Articles of Association of Triton Cayman, the Board of Directors of Triton Cayman may establish one or more additional classes or series of preference shares having the number of shares, designations, relative voting rights, dividend rates, liquidation and other rights, preferences, and limitations that the Board of Directors fixes without any shareholder approval. Such provisions could hinder an attempt to acquire control of Triton Cayman.

CONVERTIBLE PREFERENCE SHARES

    DIVIDENDS. Holders of Convertible Preference Shares will be entitled to receive, when, as, and if declared by the Board of Directors of Triton Cayman out of funds of Triton Cayman legally available for payment, cumulative cash dividends at the annual rate per share equal to 5 percent of the Redemption Price (defined below) of the shares payable semi-annually on September 30 and March 30 in each year, except that if any such date is a Saturday, Sunday, or legal holiday, then such dividend shall be payable on the next day that is not a Saturday, Sunday, or legal holiday. Dividends will accrue from the date on which the Convertible Preference Shares are issued and will be payable to holders of record as they appear on the stock books of Triton Cayman on such record dates as are fixed by the Board of Directors of Triton Cayman. The amount of dividends payable for each semi-annual dividend period will be computed by dividing the annual dividend amount by two. The amount of dividends payable for the initial dividend period and for any period other than a full semi-annual dividend period will be computed on the basis of a 360-day year of twelve 30-day months. No interest will be payable in respect of any dividend payment on the Convertible Preference Shares which may be in arrears.

    If dividends on the Convertible Preference Shares shall not have been declared and paid in full, or funds set aside for payment, by a date 15 days after a dividend payment date (a "Calculation Date"), dividends payable on the Convertible Preference Shares shall be increased by an amount equal to the prime rate of Morgan Guaranty Trust Company of New York as in effect on each Calculation Date plus 1 percent applied against the amount of dividends so due and unpaid until such dividends shall be paid (the "Penalty Dividend").

    The Convertible Preference Shares will have priority as to dividends over Ordinary Shares and any other series or class of Triton Cayman's shares hereafter issued which ranks junior as to dividends to the Convertible Preference Shares ("Junior Dividend Shares"), and no dividend (other than dividends payable solely in Junior Dividend Shares) may be paid on, and no purchase, redemption, or other acquisition may be made by Triton Cayman of, any Junior Dividend Shares unless all accrued and unpaid dividends on the Convertible Preference Shares have been paid or declared and set apart for payment. Triton Cayman may not pay dividends on any class or series of its shares having parity with the Convertible Preference Shares as to dividends ("Parity Dividend Shares"), unless it has paid or declared and set apart for payment or contemporaneously pays or declares and sets apart for payment all accrued and unpaid dividends for all prior periods on the Convertible Preference Shares and may not pay dividends on the Convertible Preference Shares unless it has paid or declared and set apart for payment or contemporaneously pays or declares and sets apart for payment all accrued and unpaid dividends for all prior periods on the Parity Dividend Shares. Whenever all accrued dividends are not paid in full on the Convertible Preference Shares or any Parity Dividend Shares, all dividends declared on the Convertible Preference Shares and such Parity Dividend Shares will be declared or made pro rata so that the amount of dividends declared per share on the Convertible Preference Shares and such Parity Dividend Shares will bear the same ratio that accrued and unpaid dividends per share on the Convertible Preference Shares and such Parity Dividend Shares bear to each other. The Convertible Preference Shares will be junior as to dividends to any series or class of Triton Cayman's stock hereafter issued which ranks senior as to dividends to the Convertible Preference Shares ("Senior Dividend Shares"), and if at any time Triton Cayman has failed to pay or declare and set apart for payment accrued and unpaid dividends on any senior dividend stock, Triton Cayman may not pay any dividend on the Convertible Preference Shares.

    LIQUIDATION RIGHTS. In case of the voluntary or involuntary liquidation, dissolution, or winding up of Triton Cayman, holders of Convertible Preference Shares are entitled to receive an amount per share equal to the Redemption Price, plus any accrued and unpaid dividends (including Penalty Dividends) to the payment date (the "Liquidation Price"), before any payment or distribution is made to the holders of Ordinary Shares or any other series or class of Triton Cayman's shares hereafter issued which ranks junior as to liquidation rights to the Convertible Preference Shares, but the holders of Convertible Preference Shares will not be entitled to receive the Liquidation Price of such shares until the liquidation price of any other series or class of Triton Cayman's shares hereafter issued which ranks senior as to liquidation rights to the Convertible Preference Shares ("Senior Liquidation Shares") has been paid in full; provided, if, at such time, any holder of Convertible Preference Shares has any outstanding debts, liabilities or engagements to or with Triton Cayman (whether presently payable or not), either alone or jointly with any other person, whether a shareholder or not, (including, without any limitation, any liability associated with the unpaid purchase price of such Convertible Preference Shares), the liquidator appointed to oversee the liquidation of Triton Cayman shall deduct from the fixed liquidation amount payable in respect of such Convertible Preference Shares the aggregate amount of such debts, liabilities and engagements and apply such amount to any of such debts, liabilities or engagements. The holders of Convertible Preference Shares and all series or classes of Triton Cayman's shares hereafter issued which rank on a parity as to liquidation rights with the Convertible Preference Shares are entitled to share ratably, in accordance with the respective preferential amounts payable on such stock, in any distribution (after payment of the liquidation price of the Senior Liquidation Shares) which is not sufficient to pay in full the aggregate of the amounts payable thereon. After payment in full of the Liquidation Price of the Convertible Preference Shares, the holders of such shares will not be entitled to any further participation in any distribution of assets by Triton Cayman. Neither a consolidation or merger of Triton Cayman with another company nor a sale or transfer of all or part of Triton Cayman's assets for cash, securities, or other property will be considered a liquidation, dissolution, or winding up of Triton Cayman.

    REDEMPTION. Triton Cayman may, at its option, redeem the Convertible Preference Shares, in whole or in part, at any time on or after March 30, 1998 or such earlier date after which at least 75 percent of the Convertible Preference Shares initially issued shall have been converted into Class A Shares. The redemption price payable upon such optional redemption shall be the Redemption Price plus any accrued and unpaid dividends (including Penalty Dividends) to the redemption date. Such Redemption Price shall be payable in cash.

    The Convertible Preference Shares shall be subject to mandatory redemption by Triton Cayman on March 30, 2004. At the option of Triton Cayman, such redemption may be for (i) cash at the Redemption Price plus any accrued and unpaid dividends (including Penalty Dividends) to the redemption date; (ii) such number of Class A Shares whose aggregate value (based on the then current market price determined as set forth in the resolution of the Board of Directors designating the Convertible Preference Shares) equals the Redemption Price plus any accrued and unpaid dividends (including Penalty Dividends) to the redemption date; or (iii) a combination of cash and Class A Shares equal to the Redemption Price plus any accrued and unpaid dividends (including Penalty Dividends) to the redemption date. The Redemption Price equals $34.41 per share.

    VOTING RIGHTS. The holders of Convertible Preference Shares will have no voting rights except as described below or as required by Cayman Islands law. In exercising any such vote each outstanding Convertible Preference Share will be entitled to one vote.

    So long as any Convertible Preference Shares are outstanding, Triton Cayman will not, without the affirmative vote or consent of the holders of at least two-thirds of the outstanding Convertible Preference Shares, voting or consenting separately as a class with holders of any other class of Triton Cayman's preference shares similarly affected, issue other than wholly for cash consideration, any shares of any class of Senior Dividend Shares or Senior Liquidation Shares, or amend the Articles of Association in a manner adversely affecting the rights of such shareholders.

    The Articles of Association may be amended to increase the number of authorized shares of Triton Cayman's preference shares without the vote of the holders of the outstanding Convertible Preference Shares.

    The holders of the Convertible Preference Shares have no pre-emptive rights with respect to any shares of capital stock of Triton Cayman or any other securities of Triton Cayman convertible into or carrying rights or options to purchase any such shares.

    CONVERSION RIGHTS. The holders of Convertible Preference Shares will be entitled to convert their Convertible Preference Shares into Class A Shares subject to the qualifications described below, except that, with respect to Convertible Preference Shares called for redemption, conversion rights will expire at the close of business on the fifth day prior to the redemption date (unless Triton Cayman defaults in the payment of the Redemption Price). No payment or adjustment will be made in respect of dividends on the Convertible Preference Shares that may be accrued or unpaid or in arrears upon conversion of shares of Convertible Preference Shares except as set forth below. No fractional shares will be issued and, in lieu of any fractional share, Triton Cayman will pay a cash adjustment based on the then current market price (determined as set forth in the resolutions of the Board of Directors designating the Convertible Preference Shares) of the Class A Shares.

    Each Convertible Preference Share shall be convertible initially into one Class A Share. However, the number of Class A Shares issuable on conversion of each Convertible Preference Share (the "Conversion Rate") shall be subject to adjustment as described below.

    The Conversion Rate is subject to adjustment in certain circumstances, including in respect of any dividends not declared and paid in full in respect of any dividend payment date occurring prior to the date of conversion and any Penalty Dividends payable thereon, upon the issuance of Class A Shares as a stock dividend, in connection with combinations and subdivisions of Class A Shares, upon certain reclassifications of Class A Shares, upon the issuance to Triton Cayman's shareholders of rights or warrants to subscribe for or purchase Class A Shares at a price per share less than the then current market price of Class A Shares, and in connection with certain distributions to Triton Cayman's shareholders of evidences of indebtedness or assets. Except in the case of the adjustment in respect of dividends, no adjustment in the Conversion Price will be required unless it would result in at least a 1 per cent increase or decrease in the Conversion Price; however, any adjustment not made will be carried forward.

    In case of any consolidation or merger of Triton Cayman with any other company, or in the case of any merger of another company into Triton Cayman (other than a merger with a company in which merger Triton Cayman is the continuing company and which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Triton Cayman), or in the case of a sale or conveyance of all or substantially all of the assets of Triton Cayman to another company, Triton Cayman will be required to make proper provisions so that the holder of each Convertible Preference Share then outstanding will have the right thereafter to convert such Convertible Preference Share into the kind or amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale or conveyance by a holder of the number of Class A Shares into which such Convertible Preference Share might have been converted immediately prior to such consolidation, merger, sale or conveyance.

PREFERENCE SHARE PURCHASE RIGHTS


    The Board of Directors of Triton Cayman has adopted a Shareholder Rights Plan pursuant to which preference share purchase rights attach to all Ordinary Shares at the rate of one right for each Ordinary Share. Chemical Bank is the Rights Agent for the Preference Share Purchase Rights. Each right entitles the registered holder to purchase from Triton Cayman one one-thousandth of a Series A Preference Share, par value $.01 per share (the "Junior Preference Shares"), of Triton Cayman at a price of $120 per one one-thousandth of a share of such Junior Preference Shares, subject to adjustment.


    Generally, the rights only become distributable ten days following public announcement that a person has acquired beneficial ownership of 15% or more of the Ordinary Shares or ten business days following commencement of a tender or exchange offer for 15% or more of the outstanding Ordinary Shares. If, among other events, any person becomes the beneficial owner of 15% or more of the Ordinary Shares, each right not owned by such person generally becomes the right to purchase such number of Class A Shares that is equal to the amount obtained by dividing the right's exercise price (currently $120) by 50% of the market price of the Class A Shares on the date of the first occurrence.

In addition, if Triton Cayman is subsequently merged or certain other extraordinary business transactions are consummated, each right generally becomes a right to purchase such number of shares of common stock of the acquiring person that is equal to the amount obtained by dividing the right's exercise price by 50% of the market price of such ordinary shares on the date of the first occurrence.


    Under certain circumstances, Triton Cayman's directors may determine that a tender offer or merger is fair to all shareholders and prevent the rights from being exercised; provided that if an offer is made to acquire the Class A Shares and no offer is made to acquire the Equity Units or Class B Shares (or Class C Shares) or an offer is made for less consideration per unit or share than that offered in respect of a Class A Share (less certain amounts due to the holders of a Class A share in respect of the Cumulative Dividend Amount or the Liquidation Available Amount, as the case may be), the Board of Directors of Triton Cayman shall not be permitted to redeem the rights. At any time after any person or group acquires 15% or more of the Ordinary Shares outstanding and prior to the acquisition by such person or group of 50% or more of the outstanding Ordinary Shares or the occurrence of an event described in the prior paragraph, the Board of Directors of Triton Cayman may exchange the rights (other than rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one Ordinary Share, or one one-thousandth of a Junior Preference Share per right (subject to adjustment). Triton Cayman has the ability to amend the rights (except the redemption price) in any manner prior to the public announcement that a 15% position has been acquired or a tender offer has been commenced.


    Any Junior Preference Shares issued pursuant to the Shareholders Rights Plan will rank junior as to dividends and liquidation to the Convertible Preference Shares. Junior Preference Shares purchasable upon exercise of the rights will not be redeemable. Each Junior Preference Share will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of $1 per share but will be entitled to an aggregate dividend of 1,000 times the dividend declared per Class A Share. In the event of liquidation, the holders of the Junior Preference Shares will be entitled to a minimum preferential liquidation payment of $100 per share (plus any accrued but unpaid dividends) but will be entitled to an aggregate payment of 1,000 times the payment made per Class A Share. Each Junior Preference Share will have 1,000 votes, voting together with Ordinary Shares. Finally, in the event of any merger, consolidation or other transaction in which Ordinary Shares are converted or exchanged, each Junior Preference Share will be entitled to receive 1,000 times the amount received per Ordinary Share. These rights are protected by customary antidilution provisions.


    Triton Cayman will be entitled to redeem the rights at $0.01 a right at any time until the tenth day following the public announcement that a 15% position has been acquired or a tender offer has been commenced. The rights will expire
on            , 2005.


                 DESCRIPTION OF TRITON DELAWARE PREFERRED STOCK

GENERAL

    Pursuant to the Merger Agreement, each one-tenth of one share of Triton Delaware Preferred Stock issued will be paired with, and will not trade separately from, each Class B Share issued to stockholders who make an Equity Unit Election, subject to the Equity Unit Limitation. See "The Reorganization" and "Description of Receipts."


    Under  the Certificate  of Incorporation,  Triton Delaware  has authority to
issue 5,000,000 shares of preferred stock. As of             , 1996, there  were
    shares of Convertible Preferred Stock outstanding which will be automatically converted on a share for share basis into Convertible Preference Shares of Triton Cayman upon the consummation of the Merger. See "Description of Authorized Shares of Triton Cayman -- Preference Shares -- Convertible Preference Shares." In connection with the Merger, the certificate of incorporation of Triton Delaware will be the certificate of incorporation (the "Certificate of Incorporation") of the surviving corporation and will be amended and restated as set forth in Exhibit A to the Merger Agreement. The Certificate of Incorporation contains the same terms and provisions as Triton Delaware's existing certificate of incorporation except that it provides that (i) the par value of any capital stock issued by Triton Delaware shall be $.01 per share, as opposed to $1.00 par value in the case of Triton Delaware Common Stock and no par value in the case of Triton Delaware's preferred stock,
(ii) stockholders having a sufficient number of votes to approve a corporate act may act without a meeting by written consent and (iii) directors will be elected annually.



    Pursuant to the Certificate of Incorporation, the Board of Directors of Triton Delaware will be authorized, without further stockholder action, except as described below under "Voting Rights", to provide for the issuance of one or more additional series of preferred stock, par value $.01 per share, with such voting rights, designations, preferences, limitations and special rights as may be set forth in resolutions providing for the issuance thereof adopted by the Board of Directors of Triton Delaware.


    The following description of certain provisions of the Triton Delaware Preferred Stock is intended as a summary only and does not purport to be complete. While Triton Delaware believes the descriptions of the material provisions of the Certificate of Incorporation of Triton Delaware (the "Charter") and the Certificate of Designation for the Triton Delaware Preferred Stock (the "Designation") are accurate statements with respect to such material provisions, such statements are subject to the detailed provisions in the Charter and the Designation and are qualified in their entirety by reference to the complete text of the Charter and the Designation.

    Transfers of Shares of Triton Delaware Preferred Stock will not be registered unless a number of Class B Shares equal to the Pairing Ratio is transferred simultaneously to the same transferee.

DIVIDENDS


    Holders of shares of Triton Delaware Preferred Stock will be entitled to receive dividends, when, as and if declared by the Board of Directors of Triton Delaware, out of funds of Triton Delaware legally available for payment thereof, as the Board of Directors of Triton Delaware in its absolute discretion determines, payable at such times as the Board of Directors of Triton Delaware may determine; provided that at any time that the Board of Directors of Triton Delaware declares a dividend on the common stock of Triton Delaware, it must also declare a dividend on the Triton Delaware Preferred Stock. The holders of shares of Triton Delaware Preferred Stock shall receive an amount of dividends declared such that the aggregate amount of the dividend declared with respect to the Triton Delaware Preferred Stock shall be a percentage of the aggregate amount of the dividend declared on the Triton Delaware Preferred Stock and the common stock (and any other series or class of stock that participates in dividends with the holders of the common) equal to the product of (x) the number determined by dividing the number of shares of Triton Delaware Preferred Stock outstanding at such time multiplied by ten, by the total number of shares of Triton Delaware Common Stock outstanding immediately prior to the Effective Time multiplied by (y) 100.



    Under Delaware law, Triton Delaware may declare and pay dividends on its shares of capital stock out of its surplus and, if there is no surplus, out of net profits for the current and for the preceding fiscal year, unless the net assets of Triton Delaware are less than the capital represented by issued and outstanding stock having a preference on asset distributions. Triton Delaware currently intends is to retain earnings for use in Triton Delaware's business and the financing of its capital requirements. The payment of any future cash dividends is necessarily dependent upon the earnings and financial needs of Triton Delaware, along with applicable legal and contractual restrictions.


LIQUIDATION RIGHTS


    In case of the voluntary or involuntary liquidation, dissolution, or winding-up of Triton Delaware, holders of shares of Triton Delaware Preferred Stock are entitled to receive out of the assets of Triton Delaware available for distribution to its stockholders an amount per share of Triton Delaware Preferred Stock equal to the fair market value of one-tenth of one share of Triton Delaware Preferred Stock at the Effective Time, as determined by Triton Delaware upon the advice of its financial advisors (the "Liquidation Preference"), before any payment or distribution is made to the holders of any series or class of Triton Delaware's stock which ranks junior as to liquidation rights to the Triton Delaware Preferred Stock, but the holders of the shares of the Triton Delaware Preferred Stock will not be entitled to receive the Liquidation Preference until the liquidation price of any other series or class of Triton Delaware's stock hereafter issued which ranks senior as to liquidation rights to the Triton Delaware Preferred Stock ("Senior Liquidation Stock") has been paid in full. The holders of Triton Delaware Preferred Stock and all series or classes of Triton Delaware's stock hereafter issued which rank on a parity as to liquidation rights with the Triton Delaware Preferred Stock are entitled to share ratably, in accordance with the respective preferential amounts payable on such stock, in any distribution (after payment of the liquidation price of the Senior Liquidation Stock) which is not sufficient to pay in full the aggregate of the amounts payable thereon. After payment in full of the Liquidation Preference, the holders of such shares of Triton Delaware Preferred Stock will be entitled to share with the holders of common stock of Triton Delaware (and any other class or series of capital stock of Triton Delaware entitled to share in any such distribution with the holders of the common stock) in any distribution of assets otherwise made by Triton Delaware to the holders of the common stock. In connection with any such distribution, the holders of shares of Triton Delaware Preferred Stock shall be entitled to receive a percentage of such distribution equal to the product of
(x) the number determined by dividing the number of shares of Triton Delaware Preferred Stock outstanding at such time multiplied by ten, by the total number of shares of Triton Delaware Common Stock outstanding immediately prior to the Effective Time multiplied by (y) 100 receive a portion of such distribution equal to the product of the aggregate distribution and the percentage of shares of Triton Delaware Common Shares that receive Equity Units in the Merger, and the holders of common stock of Triton Delaware shall receive the remainder of such distribution. In the event that number of outstanding shares of Triton Delaware Preferred Stock decreases, such percentage shall be decreased in proportion to such decrease in number of shares of Triton Delaware Preferred Stock. Neither a consolidation or merger of Triton Delaware with another corporation nor a sale or transfer of all or part of Triton Delaware's assets for cash, securities, or other property will be considered a liquidation, dissolution, or winding-up of Triton Delaware.


PURCHASE OF EQUITY UNITS


    Triton  Cayman or Triton Delaware may, at its option, purchase Equity Units,
in whole or in part, at any time on  or after             , 1999. Triton  Cayman
may also, at its option, purchase Equity Units, in whole or in part, immediately prior to the date on which a sale or other disposition of the stock of Triton Delaware is consummated. The purchase price (the "Purchase Price") per Equity Unit may be paid in cash or, by Triton Cayman, in Ordinary Shares or a combination thereof. To the extent that the Purchase Price is paid in cash, the Purchase Price per Equity Unit payable upon such purchase shall be the greater of (i) 95% of the Fair Market Value (as defined below) of one Class A Share (less the amount due per Class A Share in respect of the Liquidation Available Amount) and (ii) the Fair Market Value of the Equity Unit. To the extent that the Purchase Price is paid in Ordinary Shares, the Purchase Price per Equity Unit payable upon such purchase shall be the greater of (i) .95 of a Class A Share and (ii) the number of Class A Shares obtained by dividing the Fair Market Value of an Equity Unit by the Fair Market Value of a Class A Share; provided that, if at the time of such purchase, the Cumulative Dividend Amount is positive, the same number of Class C Shares shall be issued in lieu of Class A Shares.



    "Fair Market Value" shall equal the average of the daily Closing Prices for the 20 consecutive Trading Days (as defined below) ending 15 days prior to the date of such purchase (the "Purchase Date"). The Closing Price for each day shall be the last reported sale price of the Class A Share or the Equity Unit, as the case may be, on the principal national securities exchange on which such security may be listed or if such security is not then so listed, the closing price of such security as shown by the National Association of Securities Dealers, Inc. National Market or, if no such closing price is available, at the average of the representative last bid and asked prices of such security in the over-the-counter market, as shown by the National Association of Securities Dealers, Inc, Automated Quotation System Level I (or comparable system) or in the absence of any of the foregoing, the fair market value as determined by an investment banking firm of recognized national standing chosen by the Board of Directors, whose determination shall be conclusive. "Trading Day" shall mean each weekday other than any day on which the Class A Shares or the Equity Units, as the case may be, are not traded on any national securities exchange or quoted in the NASDAQ National Market or in the over-the-counter market.


    Notice of an optional purchase of the Equity Unit by Triton Cayman or Triton Delaware will be mailed at least 30 days but not more than 60 days before the Purchase Date to each holder of record of the Equity Unit to be purchased at the address shown on the books of the Depositary. If less than all of the outstanding Equity Units are to be purchased, Triton Cayman or Triton Delaware, as the case may be, will select those Equity Units to be purchased pro rata or by lot or in such other manner as its Board of Directors determines. Shares of Triton Delaware Preferred Stock included in Equity Units purchased by Triton Cayman will be restored to the status of authorized but unissued shares of preferred stock, without designation as to class, and may thereafter be issued, but not as shares of Triton Delaware Preferred Stock.


    Provided that Triton Cayman or Triton Delaware has made available at the office of the Transfer Agent a sufficient amount of cash or, in the case of Triton Cayman, Class A Shares (or Class C Shares), as the case may be, to effect the purchase, on and after the Purchase Date, dividends will cease to accrue on the Triton Delaware Preferred Stock included in such Equity Units, such shares of Triton Delaware Preferred Stock shall no longer be deemed to be outstanding, and all rights of the holders of such shares of Triton Delaware Preferred Stock will cease, other than the right to receive any cash or Class A Shares (or Class C Shares) payable upon such purchase, without interest.


    Neither Triton Cayman nor Triton Delaware can exercise its option to purchase the Equity Units (i) in the event of the bankruptcy or insolvency of Triton Delaware, (ii) an event of default has occurred and is continuing with respect to any indebtedness of Triton Delaware with an aggregate principal
amount outstanding in excess of $       or (iii) the fair market value of Triton
Delaware's net assets (as determined in good faith by its Board of Directors) is less than 110% of the product of the Liquidation Preference times the number of shares of Triton Delaware Preferred Stock outstanding at such time.


    For a description of the rights of holders of Class A Shares and Class B Shares of Triton Cayman upon any purchase by Triton Cayman or Triton Delaware of the Equity Units, see "Description of Authorized Shares of Triton Cayman -- Purchase of Equity Unit."

VOTING RIGHTS

    The holder of each share of Triton Delaware Preferred Stock will be entitled to two votes per share, voting together with holders of common stock of Triton Delaware on any matter submitted to a vote of the stockholders of Triton Delaware, except matters on which holders of Triton Delaware Preferred Stock are entitled to a class vote under Delaware law. Each one-tenth of one share of Triton Delaware Preferred Stock shall therefore be entitled to 1/5 of one vote per share.


    The holders of the Triton Delaware Preferred Stock will have the right, voting separately as a class, to elect one director to the Board of Directors of Triton Delaware at the annual meeting of the stockholders of Triton Delaware held in 1997 and each annual meeting of the stockholders of Triton Delaware thereafter; provided that holders of not less than a majority of the shares of Triton Delaware Preferred Stock then outstanding are present at such meeting in person or by proxy. Such director will be elected from candidates nominated by a majority of the Board of Directors of Triton Delaware or by any one or more holders of Triton Delaware Preferred Stock holding at least 10% of the outstanding shares; provided that in order for any nomination by any holder to be valid, any holder desiring to make any such nomination is required to give written notice specifying certain information including the name of any such nominee to Triton Delaware within the time period set forth in Triton Delaware's By-Laws for nominations of directors by stockholders which is presently 90 days prior to an annual meeting of stockholders and seven days following the date notice of any special meeting is given to stockholders.

    Except to the extent a class vote is required under Delaware law, each share of Triton Delaware Preferred Stock will entitle the holder thereof to two votes per share, voting with the holders of the Triton Delaware common stock on any matter submitted to a vote of the stockholders of Triton Delaware in connection with certain mergers, consolidations, combinations or similar transactions involving Triton Delaware (other than transactions contemplated by the Merger Agreement). Immediately after the Effective Time, Triton Cayman, as the holder of all of the Triton Delaware common stock, will be able to approve or reject all matters submitted for the vote or consent of stockholders of Triton Delaware, without the affirmative vote or consent of any holder of Triton Delaware Preferred Stock, except on matters on which the holders of the Triton Delaware Preferred Stock are entitled to vote as a class.

PREEMPTIVE RIGHTS

    The holders of the Triton Delaware Preferred Stock will have no preemptive rights.

                            DESCRIPTION OF RECEIPTS

    The following is a summary of certain provisions of the Deposit Agreement (the "Unit Deposit Agreement") pursuant to which Receipts representing Unit Depositary Shares are to be issued. The Unit Deposit Agreement will be among Triton Cayman, Triton Delaware, Chemical Bank, as Depositary (the "Depositary"), and all holders from time to time of Receipts. While Triton Delaware believes the descriptions of the material provisions of the Unit Deposit Agreement are accurate statements with respect to such material provisions, such statements are qualified in their entirety by reference to the Unit Deposit Agreement, a copy of which has been filed as an Exhibit to the Registration Statement of which this Proxy Statement/Prospectus is a part. For further information as to how this and other Exhibits to the Registration Statement may be obtained, see "Available Information."

RECEIPTS


    Receipts evidencing Unit Depositary Shares are issuable by the Depositary pursuant to the Unit Deposit Agreement. See "The Reorganization -- Equity Unit Election." Each Unit Depositary Share evidenced by a Receipt will represent one Equity Unit, initially consisting of one Class B Share of Triton Cayman and one-tenth of one share of Triton Delaware Preferred Stock, each deposited with the Depositary. A Receipt may evidence any number of Unit Depositary Shares. Unit Depositary Shares evidenced by the Receipts represent proportional rights to the Equity Units deposited with the Depositary pursuant to the terms of the Unit Deposit Agreement and any and all Class B Shares, other securities, property and cash received at any time by the Depositary in respect or in lieu of any Equity Units, other securities, property or cash which have previously been deposited with the Depositary (collectively, the "Deposited Securities").


DEPOSIT AND WITHDRAWAL OF DEPOSITED SECURITIES

    Upon deposit of Equity Units with the Depositary, subject to the terms of the Unit Deposit Agreement, the Depositary will execute and deliver at its
office,  which is presently located  at                       , to the person or
persons specified by the depositor upon payment of the fees, charges and taxes provided in the Unit Deposit Agreement, a Receipt or Receipts registered in the name of such person or persons for the number of Unit Depositary Shares issuable in respect of such deposit.

    Receipt holders will not be entitled to delivery of the Deposited Securities represented by Receipts unless Triton Cayman or Triton Delaware otherwise notify the Depositary.

    The initial deposit of Equity Units in connection with the Reorganization will be made in the manner described under "The Reorganization -- Equity Unit Election."

DIVIDENDS, OTHER DISTRIBUTIONS AND RIGHTS

    The Depositary is required to distribute any amounts received as cash dividends or other distributions, as described in the following paragraphs, in respect of Class B Shares, Triton Delaware Preferred Stock or other Deposited Securities to holders of Receipts in proportion to the number of Unit Depositary Shares representing such Deposited Securities held by each of them. The amounts distributed will be reduced by any amounts required to be withheld on account of taxes or otherwise.

    If a distribution by Triton Cayman consists of a dividend in or free distribution of Class B Shares, each Unit Depositary Share shall thenceforth also represent its proportionate interest in the additional Class B Shares so distributed.

    If Triton Cayman offers or causes to be offered to the holders of any of its securities constituting a part of the Deposited Securities any rights to subscribe for or acquire additional Class A Shares or any other securities of Triton Cayman or any other rights of any nature which it is required to offer or cause to be offered to the holders of such securities pursuant to the Articles of Association of Triton Cayman or the Companies Act, the Depositary will, after consultation with Triton Cayman, either (a) distribute the warrants or other instruments evidencing such rights to holders of Receipts or (b) employ such other method (after consultation with Triton Cayman) as it may deem feasible to facilitate the exercise, sale or transfer of such rights by holders of Receipts. If such rights or warrants are not exercised and appear to be about to lapse, the Depositary may, in its discretion, sell such rights or warrants at public or private sale, at such place or places and upon such terms as the Depositary may deem proper, allocate the proceeds of such sales for the account of the holders of Unit Depositary Shares otherwise entitled thereto upon an averaged or other practicable basis without regard to any distinctions among such holders because of exchange restrictions, or the date of delivery of any Receipt or Receipts, or otherwise and distribute the net proceeds so allocated to such holders as in the case of a distribution received in cash.

    If Triton Cayman makes a distribution other than cash, Class B Shares or rights of any nature to holders of any of its securities constituting a part of the Deposited Securities, Triton Cayman will make such distribution to the Depositary and the Depositary will cause the securities or other property it receives as a result of such distribution to be distributed to the holders of Unit Depositary Shares in proportion to the number of Unit Depositary Shares representing Deposited Securities held by each of them respectively. If such distribution consists of securities, the Depositary may, with the consent of Triton Cayman, deposit such securities in a depositary facility and distribute depositary shares for such securities in lieu of the securities so deposited to the holders of Receipts. If the Depositary determines (after consultation with Triton Cayman) that any such distribution (other than a distribution of securities having an aggregate fair market value of $5 million or more) cannot be made proportionately among the holders of the Unit Depositary Shares entitled thereto, or if for any other reason (including any tax withholding requirement) the Depositary deems such distribution not to be feasible, the Depositary may (after consultation with Triton Cayman) adopt such method as it may deem equitable for the purpose of effecting such distribution, including the sale (at public or private sale) of the securities or property thus received, or any part thereof, and the distribution of the net proceeds of any such sale as in the case of a distribution received in cash.

    Triton Cayman has agreed to take all necessary action and to comply in all material respects with all applicable United States and Cayman Islands laws and regulations in order to permit the rights and other property referred to in the three preceding paragraphs to be offered or distributed to the holders of Unit Depositary Shares except in circumstances where such offer or distribution is of rights and property (other than Class B Shares) having an aggregate fair market value of less than $5 million in which case Triton Cayman will not be required to so comply and the Depositary (after consultation with Triton Cayman) will in lieu of making such rights or property available to the holders of Unit Depositary Shares, sell or otherwise dispose of such rights or property and distribute the net proceeds thereof as in the case of a cash distribution described above.

    If the Depositary determines that any distribution in property other than cash (including rights) on Deposited Securities is subject to any tax that the Depositary is obligated to withhold, the Depositary may (after consultation with Triton Cayman if practicable) dispose of all or a portion of such property in such amounts and in such manner as the Depositary deems necessary and practicable to pay such taxes, by public or private sale, and the Depositary shall distribute the net proceeds of any such sale or the balance of any such property after deduction of such taxes to the holders of Receipts entitled thereto.

RECORD DATES

    Whenever any distribution shall be made upon Class B Shares, Triton Delaware Preferred Stock or any other Deposited Securities, or whenever the Depositary shall receive notice of any meeting of holders of Class B Shares, Triton Delaware Preferred Stock or any other Deposited Securities, or whenever the Depositary shall find it necessary or convenient in connection with the giving of any notice, solicitation or any consent or any other matter, the Depositary will fix a record date for the determination of the holders of Unit Depositary Shares who are entitled to receive such distribution or net proceeds of the sale thereof, to give instructions for the exercise of voting rights at any such meeting, to receive such notice or solicitation, or to act in respect of such other matter, subject to the provisions of the Unit Deposit Agreement. Such record date shall be identical to that fixed by Triton Cayman or Triton Delaware with respect to Class B Shares, Triton Delaware Preferred Stock or any other Deposited Securities, unless otherwise agreed by Triton Cayman or Triton Delaware, as the case may be.

VOTING OF THE UNDERLYING DEPOSITED SECURITIES


    As   soon  as  practicable  after  receipt  of  notice  of  any  meeting  or solicitation of consents or proxies of holders of Class B Shares, Triton Delaware Preferred Stock or any other Deposited Securities, the Depositary will mail to the record holders of Unit Depositary Shares a notice which shall include such information as is contained in such notice of meeting or solicitation and, if applicable, will inform such holders of the procedures to be followed to permit such holders to attend the meeting in person as permitted under Triton Cayman's Articles of Association or Triton Delaware's Certificate of Incorporation. See "Description of Authorized Shares of Triton Cayman -- Voting Rights." The record holders of Unit Depositary Shares at the close of business on the date specified by the Depositary will be entitled, subject to any applicable provisions of law and the provisions of or governing the Deposited Securities, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to such Class B Shares, Triton Delaware Preferred Stock or other Deposited Securities represented by their respective Unit Depositary Shares. The Depositary has agreed that it will endeavor, insofar as practicable and permitted by applicable provisions of law and the provisions of or governing the Class B Shares, Triton Delaware Preferred Stock or other Deposited Securities, to vote the Deposited Securities so represented in accordance with any such written instructions of record holders of Unit Depositary Shares. The Depositary will not vote such Class B Shares, Triton Delaware Preferred Stock or other Deposited Securities, except in accordance with nondiscretionary instructions from such record holder.


INSPECTION OF TRANSFER BOOKS

    The Depositary will keep, at its transfer office in New York City, a register for the registration of Receipts and their transfer that at all reasonable times will be open for inspection by the holders of Unit Depositary Shares, Triton Cayman and Triton Delaware, provided that such inspection shall not be for the purpose of communicating with holders of Unit Depositary Shares in the interest of a business or object other than the business of Triton Cayman and Triton Delaware or a matter related to the Unit Deposit Agreement or the Unit Depositary Shares.

REPORTS AND NOTICES

    The Depositary will make available for inspection by Unit Depositary Share holders at its office any reports and communications received from Triton Cayman or Triton Delaware that are both (a) received by the Depositary as the holder of Class B Shares or Triton Delaware Preferred Stock or any other Deposited Securities which are a part of the Equity Units and (b) made generally available to the holders of such Class B Shares or Triton Delaware Preferred Stock or other Deposited Securities which are a part of the Equity Units by Triton Cayman or Triton Delaware, as the case may be. The Depositary will also send to Unit Depositary Share holders copies of such reports when furnished by Triton Cayman or Triton Delaware as provided in the Deposit Agreement. See "Available Information" for a description of the reports to be furnished.

    On or before the first date on which Triton Cayman or Triton Delaware gives notice, by publication or otherwise, of any meeting of holders of Class B Shares or Triton Delaware Preferred Stock which are a part of the Equity Units or other Deposited Securities or of any adjourned meeting of such holders, or of the taking of any action by such holders other than at a meeting, Triton Cayman or Triton Delaware, as the case may be, shall transmit to the Custodian a copy of the notice thereof in the form given or to be given to holders of Deposited Securities. The Depositary will, at the expense of Triton Cayman or Triton Delaware, as the case may be, arrange for the prompt mailing of copies thereof to all Unit Depositary Share holders and will make such notices available to holders of Unit Depositary Shares on a basis similar to that for holders of Deposited Securities.

CHANGES AFFECTING DEPOSITED CLASS B SHARES


    Upon any split-up, division, subdivision, consolidation, cancellation or any other reclassification of Class B Shares or any other Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting Triton Cayman or to which it is a party, any securities that shall be received by the Depositary in exchange for, or in conversion, replacement, or otherwise in respect of, Class B Shares or any other Deposited Securities shall be treated as Deposited Securities under the Unit Deposit Agreement, and the Unit Depositary Shares shall thenceforth represent the right to receive the Deposited Securities including the securities so received. In any such case the Depositary may with Triton Cayman's approval, and shall if Triton Cayman shall so request, subject to the Unit Deposit Agreement, call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such newly received Deposited Securities.



    Upon any consolidation, cancellation or any other reclassification of Triton Delaware Preferred Stock, or upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting Triton Delaware or to which it is a party, or in connection with the liquidation, dissolution or winding up of Triton Delaware, any securities that shall be received by the Depositary in exchange for or in conversion, replacement, or otherwise in respect of, Triton Delaware Preferred Stock shall be distributed to the holders of Unit Depositary Shares as in the case of a distribution received in cash, and thereafter an Equity Unit shall consist only of Class B Shares.


PURCHASE OF EQUITY UNITS


    As soon as practicable after receipt of notice that Triton Cayman or Triton Delaware is purchasing all or part of the Equity Units, the Depositary shall mail to the holders of Unit Depositary Shares a notice containing (a) such information as is contained in such notice of purchase and (b) a statement that, on and after a date specified by the Depositary in such notice, each holder of the Equity Units to be purchased shall be entitled to receive upon presentation of the Receipts held by such holder the purchase price for such Equity Units represented by Unit Depositary Shares less any amount required to be withheld by Triton Cayman, Triton Delaware or the Depositary from any such payment in respect of taxes. Upon payment of such purchase price in cash, Class A Shares or Class C Shares, the Receipts evidencing the Unit Depositary Shares which are so purchased will thereafter represent the right to receive all Deposited
Securities other than the Class B Shares and the shares of Triton Delaware Preferred Stock. If the purchase price is paid in Class C Shares, at Triton Cayman's request, the Depositary will distribute the cash portion of the purchase price, if any, as in the case of a distribution received in cash and the Unit Depositary Shares which are so purchased will thereafter represent the right to receive such Class C Shares and all Deposited Securities other than the Class B Shares and the shares of Triton Delaware Preferred Stock. In any such case, the Depositary may with

Triton Cayman's approval, and shall if Triton Cayman shall so request, subject to the Unit Deposit Agreement, call for the presentation of outstanding Receipts and distribute Class C Shares, if applicable, and the remaining Deposited Securities, if any, to the holders of the Unit Depositary Shares in proportion to the number of Unit Depositary Shares representing Deposited Securities held by each of them respectively.


    To the extent that Equity Units are purchased for Class A Shares (or Class C Shares) and all of such Class A Shares (or Class C Shares) cannot be distributed to the record holders of Receipts without creating fractional interests in such Class A Shares (or Class C Shares), the Depositary may, with the consent of Triton Cayman, adopt such method as it deems equitable and practicable for the purpose of effecting such distribution, including the public or private sale of such Class A Shares (or Class C Shares), the proceeds which shall be distributed or made available for distribution to such record holders of Receipts, net of any taxes required to be withheld.


EXCHANGE OF RECEIPTS UPON CONVERSION OF CLASS B SHARES OR CLASS C SHARES

    In the event that the Board of Directors of Triton Cayman determines pursuant to the Articles of Association (whether as a result of the redemption of Triton Delaware Preferred Stock, the liquidation, dissolution or winding up of Triton Delaware or otherwise) to cause the Class B Shares (or Class C Shares) to be converted into Class A Shares, then, if so directed by Triton Cayman, the Depositary is required to call for the surrender of outstanding Receipts for exchange into Class A Shares.

RESIGNATION AND REMOVAL OF DEPOSITARY

    The Depositary may at any time resign as Depositary under the Unit Deposit Agreement by written notice of its election so to do delivered to Triton Cayman and Triton Delaware or be removed as Depositary by the joint action of Triton Cayman and Triton Delaware by written notice of such removal delivered to the Depositary, such resignation or removal to take effect upon the appointment of and acceptance by a successor depositary. If the Depositary resigns or is removed, Triton Cayman and Triton Delaware are required, within 45 days after delivery of the notice of resignation or removal, as the case may be, to use their best efforts to appoint a successor depositary. If a successor depositary shall not have been appointed in 45 days, the resigning Depositary may petition a court of competent jurisdiction to appoint a successor depositary.

AMENDMENT AND TERMINATION OF THE DEPOSIT AGREEMENT

    The Receipts and the Unit Deposit Agreement may at any time be amended by agreement among Triton Cayman, Triton Delaware and the Depositary. Any amendment that imposes or increases any fees, taxes or charges (other than charges referred to in clauses (i) through (iii) under "Charges of Depositary" below), or that otherwise prejudices any substantial existing right of Unit Depositary Share holders, will not take effect as to outstanding Receipts until the expiration of thirty days after notice of such amendment has been given to the record holders of outstanding Unit Depositary Shares. Every holder of a Unit Depositary Share at the expiration of such thirty day period will be deemed by continuing to hold such Unit Depositary Share to consent and agree to such amendment and to be bound by the Unit Deposit Agreement or the Unit Depositary Share as amended thereby. In no event may any amendment impair the right of any Unit Depositary Share holder to surrender his Receipt and receive therefor the Deposited Securities represented thereby.

    Whenever so directed by Triton Cayman and Triton Delaware, the Depositary will terminate the Unit Deposit Agreement by mailing notice of such termination to the record holders of all Unit Depositary Shares then outstanding at least 30 days prior to the date fixed in such notice for such termination. After the date of termination, the Depositary will perform no further acts under the Unit Deposit Agreement, except to advise holders of Receipts of such termination, to receive and hold distributions on Deposited Securities (or sell property or rights or convert Deposited Securities into cash) and, subject to the Unit Deposit Agreement, deliver Deposited Securities being withdrawn in exchange for Receipts. As soon as practicable after the expiration of six months from the date of termination, the Depositary shall sell the Deposited Securities and may thereafter hold the net proceeds, together with any other cash then held, without liability for interest, for the pro rata benefit of the holders of Receipts that have not theretofore been surrendered.

CHARGES OF DEPOSITARY


    Triton Cayman and Triton Delaware will pay all charges and expenses of the Depositary and those of any registrar or co-registrar under the Unit Deposit Agreement in accordance with agreements between the Depositary, Triton Cayman and Triton Delaware from time to time, but will not pay (i) stock transfer or other taxes and other governmental charges (which are payable by holders of Receipts or persons depositing Equity Units) or (ii) any applicable share transfer or registration fees on deposits or withdrawals of Equity Units.


GENERAL

    Neither the Depositary, its agents, Triton Cayman nor Triton Delaware will incur any liability if they do not perform their obligations under the Unit Deposit Agreement by reason of any present or future law, the provisions of or governing any Deposited Securities or circumstances beyond their control. The obligations of each of Triton Cayman, Triton Delaware and the Depositary under the Unit Deposit Agreement are expressly limited to performing without negligence or bad faith their respective duties specifically set forth and undertaken by it to perform in the Unit Deposit Agreement.

    If any Unit Depositary Shares are listed on one or more stock exchanges in the United States, the Depositary will act as registrar or, with the approval of Triton Cayman, appoint a registrar or one or more co-registrars, for registry of the Receipts evidencing such Unit Depositary Shares in accordance with any requirements of such exchanges. Such registrars or co-registrars may be removed and a substitute or substitutes appointed by the Depositary upon the request or with the approval of Triton Cayman.

    The Receipts are transferrable on the register maintained by the Depositary; provided, however, that the Depositary may close the register at any time or from time to time when deemed expedient by it in connection with the performance of its duties or at the request of Triton Cayman or Triton Delaware. As a condition precedent to the execution and delivery, registration, registration of transfer, split-up or combination of any Receipt, the delivery of any distribution thereon (including any distributions on Class B Shares or Triton Delaware Preferred Stock) or the withdrawal of Deposited Securities, the Depositary, Triton Cayman or Triton Delaware may require (a) payment of (i) any stock transfer or other tax or other governmental charge with respect to Class B Shares, Triton Delaware Preferred Stock or other Deposited Securities and (ii) any stock transfer or registration fee with respect thereto; (b) the production of proof satisfactory to it of the identity and genuineness of any signature and of such other information (including, without limitation, information as to citizenship, residence, exchange control approval, legal or beneficial ownership) as it may deem necessary or proper or as Triton Cayman or Triton Delaware may require; and (c) compliance with such additional regulations as the Depositary may establish. The delivery of Receipts against deposits of Equity Units may be suspended, deposits of Equity Units may be refused, or the registration of transfer of Receipts, their split-up or combination or the withdrawal of Deposited Securities may be suspended during any period, generally or in any particular case, when the transfer books of the Depositary are closed, or when any such action is deemed necessary or advisable by the Depositary, Triton Cayman or Triton Delaware for any reason.


    Holders of Receipts are subject to certain provisions of Triton Cayman's Articles of Association relating to the exercise of voting rights in connection with Class B Shares. See "Description of Authorized Shares of Triton Cayman -- Voting Rights."


                      COMPARISON OF RIGHTS OF STOCKHOLDERS

    The rights of stockholders of Triton Delaware are governed by Delaware law and Triton Delaware's Certificate of Incorporation and By-Laws. After the Reorganization, the stockholders of Triton

Delaware will become shareholders of Triton Cayman, a Cayman Islands company, and their rights will be governed by the Companies Law (1995 Revision) of the Cayman Islands (the "Companies Law"), Triton Cayman's Articles of Association and Triton Cayman's Memorandum of Association.


    The principal attributes of the Triton Delaware Common Stock and the Ordinary Shares will be similar; however, there are certain differences between the rights of stockholders under Delaware law and Cayman Islands law, which is modeled after that of the United Kingdom. In addition, there are certain differences between Triton Delaware's Certificate of Incorporation and By-laws and Triton Cayman's Articles of Association and Memorandum of Association. The following discussion is a summary of certain changes in the rights of stockholders resulting from the Reorganization described in this Proxy Statement/Prospectus. This summary does not purport to be complete or to cover all of the respects in which Cayman Islands law may differ from laws generally applicable to Delaware corporations and their stockholders and, while Triton Cayman and Triton Delaware believe that this summary is accurate, this summary is subject to the complete text of the relevant provisions of the Companies Law, the Delaware General Corporation Law ("DGCL"), Triton Delaware's Certificate of Incorporation and By-Laws and Triton Cayman's Articles of Association and Memorandum of Association.

STOCKHOLDER APPROVAL OF BUSINESS COMBINATIONS

    Under the DGCL, there is no statutory restriction on a Delaware corporation's ability to acquire the business of another corporation. However, a merger or consolidation, sale, lease, exchange or other disposition of all or substantially all of the property of the corporation (a "Disposition") not in the usual and regular course of the corporation's business, or a dissolution of the corporation, is required under the DGCL to be approved by the holders of a majority of the shares entitled to vote thereon unless the charter provides otherwise. In addition, under the DGCL, class voting rights exist with respect to amendments to the charter that adversely affect the terms of the shares of a class. See "Amendment of Charter" below. Such class voting rights do not exist as to other extraordinary matters, unless the charter provides otherwise; the Certificate of Incorporation of Triton Delaware does not provide otherwise. In addition, the Certificate of Incorporation of Triton Delaware provides that Delaware's statute providing for a supermajority vote in connection with certain "business combinations" does not apply to Triton Delaware.


    The Companies Law requires, the approval of the holders of at least 75 percent of the votes cast at a general meeting called for such purpose for Triton Cayman to (i) merge, consolidate or amalgamate with another company or
(ii) reorganize or reconstruct itself pursuant to a plan sanctioned by the Cayman Islands courts. In addition, the Articles of Association of Triton Cayman provide that, subject to any approval required by the Companies Law or any other law of the Cayman Islands, the approval of the holders of at least a majority of the outstanding shares is required for Triton Cayman to (i) merge, consolidate or amalgamate with another company, (ii) reorganize or reconstruct itself pursuant to a plan sanctioned by the Cayman Islands courts or (iii) sell, lease or exchange all or substantially all of its assets. An "amalgamation" is substantially equivalent to a consolidation.


ABSENCE OF REQUIRED VOTE FOR CERTAIN MERGERS

    Under the DGCL, no vote of the stockholders of a corporation surviving a merger is required to approve a merger if (i) the agreement of merger does not amend the charter of such corporation, (ii) each share of stock of such corporation outstanding immediately before the merger is to be an identical outstanding or treasury share of the surviving corporation thereafter and (iii) the number of shares of common stock of such corporation to be issued in the merger, if any, does not exceed 20 percent of the number of shares outstanding immediately before the merger.

    There is no equivalent provision in the Companies Law and therefore the shareholders of the surviving company in such a situation would be entitled to vote on the merger as described above. See " -- Stockholder Approval of Business Combinations."

APPRAISAL RIGHTS

    Under the DGCL, a stockholder of a corporation does not have appraisal rights in connection with a merger or consolidation or, in the case of a Disposition, if (i) the shares of such corporation are listed on a national securities exchange or held of record by more than 2,000 stockholders, as is presently the case with Triton Delaware, or (ii) such corporation will be the surviving corporation of the merger and no vote of the stockholders of the surviving corporation is required to approve such merger, provided, however, that a stockholder is entitled to appraisal rights in the case of a merger or consolidation if such stockholder is required by the terms of an agreement of merger or consolidation to accept in exchange for the shares of such stockholder anything other than (a) shares of stock of the corporation surviving or resulting from such merger or consolidation, (b) shares of any other corporation that on the effective date of the merger on consolidation will be either listed on a national securities exchange or held of record by more than 2,000 stockholders, (c) cash in lieu of fractional shares of the corporation described in the foregoing clauses (a) and (b), or (d) any combination of the foregoing. Triton Delaware's Common Stock is presently listed on the NYSE and Triton Cayman's Ordinary Shares will be listed or authorized for listing upon official notice of issuance by the NYSE.


    The Companies Law does not provide for appraisal rights. However, in the case of a court sanctioned reorganization of a Cayman Islands company as described in "Stockholder Approval of Business Combinations", above, a dissenting shareholder has the right to express to the court such shareholder's view that the transaction sought to be approved would not provide the shareholders with the fair value of their shares but (i) Triton Cayman believes the court ordinarily would not disapprove the transaction on that ground absent other evidence of fraud or bad faith, and (ii) if the transaction were approved and consummated, the dissenting shareholder would have no rights comparable to the appraisal rights (as here defined, rights to receive payments in cash for the judicially determined value of their shares) available to dissenting stockholders of Delaware corporations.


    In addition, the Companies Law provides that where an offer is made by a Cayman Islands company for shares of another Cayman Islands company and, within four months of the offer, the holders of not less than 90 percent of the shares which are the subject of the offer accept, the offeror may by notice require the dissenting shareholders to transfer their shares on the terms of the offer. A dissenting shareholder may apply to the court within one month of the notice objecting to the transfer. The burden is on the dissenting shareholders to show that the court should exercise its discretion to prevent the requirement of such transfer, which it will be unlikely to do unless there is evidence of fraud or bad faith or collusion as between the offeror and the holders of the shares who have accepted the offer as a means of unfairly forcing out minority stockholders.

STOCKHOLDER CONSENT TO ACTION WITHOUT MEETING


    Under the DGCL, unless otherwise provided in the charter, any action that can be taken at a meeting of the stockholders may be taken without a meeting if written consent thereto is signed by the holders of outstanding stock having the minimum number of votes necessary to authorize or take such action at a meeting of the stockholders. Triton Delaware's Certificate of Incorporation provides that stockholders cannot, by less than unanimous written consent, take action without a meeting of stockholders, although after the Merger this provision will be deleted.


    The Companies Law provides that shareholders may take action requiring a Special Resolution without a meeting only by unanimous written consent. The Articles of Association provide that shareholders cannot, by less than unanimous written consent, take action without a meeting of shareholders.

SPECIAL MEETINGS OF STOCKHOLDERS

    Under the DGCL, a special meeting of stockholders may be called only by the Board of Directors or by persons authorized in the charter or the bylaws. The Bylaws of Triton Delaware provide for the call of a special meeting of stockholders only by the President or the Secretary at the request in writing of the majority of the Board of Directors of Triton Delaware.

    Under the Articles of Association, an extraordinary meeting may be called only by the President or the Board of Directors of Triton Cayman.

DISTRIBUTIONS AND DIVIDENDS; REPURCHASES AND REDEMPTIONS

    Under the DGCL, a corporation may pay dividends out of surplus and, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, unless the net assets of the corporation are less than the capital represented by issued and outstanding stock having a preference on asset distributions. Surplus is defined in the DGCL as the excess of the net assets over capital, as such capital may be adjusted by the board. A Delaware corporation may purchase or redeem shares of any class except when its capital is impaired or would be impaired by such purchase or redemption. A corporation may, however, purchase or redeem out of capital shares that are entitled upon any distribution of its assets to a preference over another class or series of its stock if such shares are to be retired and the capital reduced.

    Under the Companies Law, the directors may pay to the shareholders such dividends as appear to the directors to be justified by the profits of Triton Cayman out of the "share premium account" (similar to the concept of additional paid in capital) if Triton Cayman has the ability to pay its debts as they become due.

VACANCIES ON BOARD OF DIRECTORS

    Under the DGCL, a vacancy and a newly created directorship may be filled by a majority of the remaining directors, although less than a quorum, unless otherwise provided in the charter or bylaws. Neither the Certificate of Incorporation nor the Bylaws of Triton Delaware otherwise so provides.

    The Articles of Association of Triton Cayman provide that a vacancy and a newly created directorship may be filled by a majority of the remaining directors, although less than a quorum.

REMOVAL OF DIRECTORS; STAGGERED TERM OF DIRECTORS


    Under the DGCL, except in the case of a corporation with a classified board, any director or the entire board may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors. The Certificate of Incorporation of Triton Delaware provides that the Board of Directors will consist of three classes of directors, with each class to consist of as nearly an equal number of directors as possible and with each class of directors coming up for election by the stockholders every three years. Under the DGCL, because Triton Delaware has a classified board, directors of Triton Delaware may only be removed for cause. The Certificate of Incorporation does not provide for a supermajority vote for removal of directors, but provides that the provision for the staggered board may not be amended except by a two-thirds vote of the stockholders. After the Merger, the Board of Directors will no longer be divided into classes.


    The Companies Law does not provide for classified boards of directors. However, the Articles of Association of Triton Cayman provide that the Board of Directors of Triton Cayman consists of three classes of directors, with each class to consist of approximately equal numbers of directors and with each class coming up for election by the shareholders of Triton Cayman every three years. In addition, the Articles of Association of Triton Cayman provide that directors may be removed only for cause by the affirmative vote of the holders of at least a majority of the outstanding shares entitled to vote.

INSPECTION OF BOOKS AND RECORDS

    Under the DGCL, any stockholder may inspect the corporation's books and records for a proper purpose.

    Shareholders of a Cayman Islands company have no general rights to inspect or obtain copies of the list of shareholders or corporate records of a company. However, Triton Cayman's Articles of Association provide that any shareholder may inspect Triton Cayman's books and records for a proper purpose.

AMENDMENT OF CHARTER

    Under the DGCL, the certificate of incorporation may be amended if (i) the board of directors sets forth the proposed amendment in a resolution, declares the advisability of the amendment and directs that it be submitted to a vote at the meeting of stockholders and (ii) the holders of at least a majority of shares of stock entitled to vote thereon approve the amendment, unless the charter requires the vote of a greater number of shares. If the holders of the outstanding shares of a class are entitled to vote as a class upon a proposed amendment, the holders of a majority of the outstanding shares of such class must also vote in favor of the amendment.

    Under the Companies Law, the Memorandum of Association may only be amended by a Special Resolution of the shareholders.

AMENDMENT OF BYLAWS

    Under the DGCL, the board of directors may amend bylaws if so authorized in the charter. The stockholders of a Delaware corporation also have the power to amend bylaws. The Certificate of Incorporation of Triton Delaware authorizes the Board of Directors to alter, amend, repeal or adopt its bylaws.

    Under the Companies Law, the Articles of Association may only be amended by a Special Resolution of the shareholders.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

    The Companies Law and the DGCL have different provisions and limitations regarding indemnification by a corporation of its officers, directors, employees and agents. If the Reorganization is approved, the Companies Law indemnification provisions will not apply to any act or omission that occurs before the Effective Time. The following is a summary comparison of Companies Law and DGCL indemnification provisions:

    Under the DGCL, indemnification rights are expressly non-exclusive. A corporation is permitted to provide indemnification or advancement of expenses, by bylaw provision, agreement or otherwise, against judgments, fines, expenses and amounts paid in settlement actually and reasonably incurred by the person in connection with such proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation.

    The Certificate of Incorporation of Triton Delaware makes indemnification mandatory on the part of Triton Delaware to the fullest extent permitted by law.

    Cayman Islands law does not limit the extent to which a company's Articles of Association may provide for the indemnification of officers and directors, except to the extent that such provision may be held by the Cayman Islands courts to be contrary to public policy (for instance, for purporting to provide indemnification against the consequences of committing a crime). In addition, an officer or director may not be indemnified for his own dishonesty or wilful neglect or default.

    The Articles of Association of Triton Cayman contain provisions providing for the indemnity by Triton Cayman of an officer, director, employee or agent of Triton Cayman to the same extent as permitted under the Certificate of Incorporation of Triton Delaware.

LIMITED LIABILITY OF DIRECTORS

    Section 102(b)(7) ("Section 102") of the DGCL permits the adoption of a charter provision limiting or eliminating the monetary liability of a director to a corporation or its stockholders by reason of a director's breach of the fiduciary duty of care. Section 102 does not permit any limitation of the liability of a director for (i) breaching the duty of loyalty to the corporation or its stockholders, (ii) failing to act in good faith, (iii) engaging in intentional misconduct or a known violation of law, (iv) obtaining an improper personal benefit from the corporation or (v) paying a dividend or approving a stock repurchase that was illegal under the DGCL. The Certificate of Incorporation of Triton Delaware eliminates the monetary liability of a director to the fullest extent permitted by the DGCL.

    There is no equivalent provision under the Companies Law. However, the Articles of Association of Triton Cayman state that the directors of Triton Cayman shall have no personal liability to Triton Cayman or its shareholders for monetary damages for breach of fiduciary or other duties as a director, except
(i) for any breach of a director's duty of loyalty to Triton Cayman or its shareholders, (ii) for acts or omissions not in good faith which involve intentional misconduct or a knowing violation of law, (iii) a payment of a dividend on stock of Triton Cayman or a purchase or redemption of stock of Triton Cayman in violation of law, or (iv) for any transaction from which a director derived an improper personal benefit.

STOCKHOLDERS' SUITS

    Section 327 of the DGCL requires only that the stockholder bringing a derivative suit must have been a stockholder at the time of the wrong complained of or that the stock devolved to him by operation of law from a person who was such a stockholder. In addition, the stockholder must remain a stockholder throughout the litigation.

    The Cayman Islands courts have recognized derivative suits by shareholders, however, the consideration of such suits has been limited. In this regard, the Cayman Islands courts ordinarily would be expected to follow English precedent, which would permit a minority stockholder to commence an action against or a derivative action in the name of the company only (i) where the act complained of is alleged to be beyond the corporate power of the company or illegal, (ii) where the act complained of is alleged to constitute a fraud against the minority perpetrated by those in control of the company, (iii) where the act requires approval by a greater percentage of the company's shareholders than actually approved it or (iv) where there is a an absolute necessity to waive the general rule that a stockholder may not bring such an action in order that there not be a denial of justice or a violation of the company's memorandum of association.

                          MANAGEMENT OF TRITON CAYMAN

    The Board of Directors of Triton Cayman, upon the effectiveness of the Reorganization, is to consist of those persons who, at the Effective Time, are serving as directors of Triton Delaware, each to have the term of office for which he or she was elected or appointed. Triton Cayman's executive officers are now, and upon the effectiveness of the Reorganization are expected to be, the same as those persons who are presently employed as executive officers of Triton Delaware.

COMMITTEES OF THE BOARD OF DIRECTORS

    Triton Cayman has established committees of the Board of Directors which committees have identical members and functions as the committees of the Board of Directors of Triton Delaware immediately prior to the Effective Time.

EXECUTIVE COMPENSATION

    Triton Cayman has not paid compensation to any person before the date of this Proxy Statement/ Prospectus and is not expected to do so prior to the Effective Time.

                                 LEGAL MATTERS


    Certain legal matters in connection with Class A Shares and Class B Shares to be issued in the Reorganization have been passed upon for Triton Cayman by W.S. Walker & Company, Cayman Islands. W.S. Walker & Company has also rendered an opinion regarding the Cayman Islands tax consequences of the Reorganization referred to in "Certain Tax Considerations." Certain legal matters in connection with the Triton Delaware Preferred Stock to be issued in the Reorganization have been passed upon for Triton Delaware by Simpson Thacher & Bartlett (a partnership which includes professional corporations) New York, New York. The opinions regarding the United States federal tax consequences of the Reorganization referred to in "Certain Tax Considerations" were rendered by Simpson Thacher & Bartlett and Weil, Gotshal & Manges LLP (a partnership which includes professional corporations), New York, New York.

                                    EXPERTS

    The financial statement of Triton Cayman as of December 31, 1995 included in this Proxy Statement/Prospectus has been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

    The restated consolidated financial statements of Triton Delaware as of and for the seven months ended December 31, 1994 and the years ended May 31, 1994 and 1993, incorporated herein by reference to Triton Delaware's Current Report on Form 8-K dated August 24, 1995 appearing on pages F-1 through F-54, have been so incorporated in reliance upon the report (which included an audit of the adjustments that were applied to restate the 1992 financial statements for discontinued aviation sales and services operations and wholesale fuel products operations as described in Notes 1 and 4 of the financial statements) of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

    With respect to the unaudited consolidated condensed financial information of Triton Delaware and its subsidiaries (i) for the three month periods ended March 31, 1995 and 1994, which include financial statements that have not been restated to reflect the aviation sales and services segment as discontinued operations, (ii) for the three and six month periods ended June 30, 1995 and 1994, and (iii) for the three and nine month periods ended September 30, 1995 and 1994 incorporated by reference in this Proxy Statement/Prospectus, Price Waterhouse LLP reported that they have applied limited procedures in accordance with professional standards for a review of such information. However, their separate reports dated May 2, 1995, August 1, 1995 and October 31, 1995 included in Triton Delaware's quarterly reports on Form 10-Q for the quarters ended March 31, 1995, June 30, 1995, and September 30, 1995, respectively, and incorporated by reference herein, state that they did not audit and they did not express an opinion on the referenced unaudited consolidated condensed financial information. Price Waterhouse LLP did not carry out any significant or additional tests beyond those which would have been necessary if their reports had not been included. Accordingly, the degree of reliance on their reports on such information should be restricted in light of the limited nature of their review procedures applied. Price Waterhouse LLP is not subject to the liability provisions of section 11 of the Securities Act of 1933, as amended, for their reports on the unaudited consolidated condensed financial information because such reports are not a "report" or a "part" of the Registration Statement prepared or certified by Price Waterhouse LLP within the meaning of sections 7 and 11 of the 1933 Act.


    The consolidated statements of operations, shareholders' equity and cash flows of Triton Delaware for the year ended May 31, 1992 (before restatement for discontinued aviation sales and services operations and wholesale fuel products operations), incorporated herein by reference to Triton Delaware's Current Report on Form 8-K dated August 24, 1995, have been so incorporated in reliance upon the report of KPMG Peat Marwick LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


    The consolidated statements of earnings, shareholders' equity and cash flows of Crusader Limited for the year ended May 31, 1992, incorporated herein by reference to Triton Delaware's Transition Report on Form 10-K for the seven months ended December 31, 1994, have been so incorporated in reliance upon the report of KPMG, independent accountants, given on the authority of said firm as experts in auditing and accounting.

    Certain information with respect to the gas and oil reserves of Triton Delaware and its subsidiaries derived from the report of DeGolyer and MacNaughton, independent petroleum engineers, has been incorporated by reference herein in reliance upon such firm as experts with respect to the matters contained therein.

    Certain information with respect to the gas and oil reserves of Triton Delaware and its subsidiaries derived from the report of McDaniel & Associates Consultants, Ltd., independent petroleum engineers, has been incorporated by reference herein in reliance upon such firm as experts with respect to the matters contained therein.


                          FORWARD LOOKING INFORMATION



    Triton Cayman and Triton Delaware desire to take advantage of the new "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. This Act only became law in late December 1995 and, except for the Conference Report, no official interpretations of the Act's provisions have been published.
Statements included or incorporated by reference in this Proxy Statement/ Prospectus looking forward in time involve risks and uncertainties, including fluctuations in oil prices; certain other risks normally associated with the exploration for and production of oil and gas, including blowouts, cratering, pollution, earthquakes, labor disruptions and fires; risks inherent in foreign operations, including loss of revenue, property and equipment from such hazards as expropriation, nationalization, war, insurrection and other political risks, as well as risks of increase in taxes and governmental royalties, renegotiation of contracts with governmental entities, as well as changes in laws and policies governing operations of foreign based companies; and other risk factors detailed under "Risk Factors."

                           GLOSSARY OF DEFINED TERMS


                                                                                                              PAGE
                                                                                                            ---------
Articles of Association...................................................................................         54
CFC.......................................................................................................         53
Calculation Date..........................................................................................         62
Certificate of Incorporation..............................................................................         65
Charter...................................................................................................         66
Class A Shares............................................................................................          1
Class B Shares............................................................................................          1
Class C Shares............................................................................................         55
Closing Price.............................................................................................         67
Code......................................................................................................         48
Commission................................................................................................          3
Companies Law.............................................................................................         74
Conversion Rate...........................................................................................         64
Convertible Preference Shares.............................................................................         11
Convertible Preferred Stock...............................................................................         11
Cumulative Dividend Amount................................................................................         57
Depositary................................................................................................          1
Deposited Securities......................................................................................         69
Designation...............................................................................................         66
Disposition...............................................................................................         75
Dividend Provision........................................................................................         57
DGCL......................................................................................................         19
Effective Time............................................................................................         12
Electing Shares...........................................................................................         11
Election Date.............................................................................................         12
Equity Unit...............................................................................................          1
Equity Unit Election......................................................................................          1
Equity Unit Limitation....................................................................................          1
Exchange Act..............................................................................................          2
Exchange Agent............................................................................................         17
Fair Market Value.........................................................................................         67
Form of Election..........................................................................................         12
J.P. Morgan...............................................................................................         11
Junior Dividend Shares....................................................................................         62
Junior Dividend Stock.....................................................................................
Junior Preference Shares..................................................................................         64
IRS.......................................................................................................          5
Lehman....................................................................................................         11
Liquidation Available Amount..............................................................................         58
Liquidation Preference....................................................................................         66
Liquidation Price.........................................................................................         62
Mailing Date..............................................................................................         46
Maximum Election Number...................................................................................          6
Memorandum of Association.................................................................................         54
Merger....................................................................................................          1
Merger Agreement..........................................................................................          1
Minimum Election Number...................................................................................          6
1997 Notes................................................................................................         24
NYSE......................................................................................................          1

                                                                                                              PAGE
                                                                                                            ---------
Offerer...................................................................................................         57
Ordinary Shares...........................................................................................         13
PFICs.....................................................................................................         53
Pairing Ratio.............................................................................................
Parity Dividend Shares....................................................................................         62
Penalty Dividend..........................................................................................         62
Proration Factor..........................................................................................          6
Proxy Card................................................................................................         15
Proxy Statement/Prospectus................................................................................          1
Purchase Date.............................................................................................         67
Purchase Price............................................................................................         67
Rights....................................................................................................
Receipts..................................................................................................
Registration Statement....................................................................................          3
Receipts..................................................................................................          1
Reorganization............................................................................................          1
Resolutions...............................................................................................         54
Rights Agreement..........................................................................................         54
Senior Dividend Shares....................................................................................         62
SDLA......................................................................................................         25
Section 102...............................................................................................         79
Securities Act............................................................................................          3
Senior Liquidation Shares.................................................................................         63
Senior Liquidation Stock..................................................................................         67
Shareholder Rights Plan...................................................................................         47
Special Meeting...........................................................................................          1
Special Tax Counsel.......................................................................................         47
Specified Amount..........................................................................................         59
Sub.......................................................................................................          1
TIN.......................................................................................................         53
Trading Day...............................................................................................         67
Triton Cayman.............................................................................................          1
Triton Delaware...........................................................................................          1
Triton Delaware Common Stock..............................................................................          1
Triton Delaware Preferred Stock...........................................................................          1
Triton France.............................................................................................         40
2000 Notes................................................................................................         24
Unit Deposit Agreement....................................................................................         69
Unit Depositary Shares....................................................................................          1
U.S. Holder...............................................................................................         47
U.S. Shareholder..........................................................................................         53

                             TRITON ENERGY LIMITED
                          INDEX TO FINANCIAL STATEMENT

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
                                                                                                                PAGE
                                                                                                                -----
Triton Energy Limited:
Report of Independent Accountants..........................................................................         F-2
Balance Sheet as of December 31, 1995......................................................................         F-3
Notes to Balance Sheet.....................................................................................         F-4

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Directors and
 Shareholder of Triton Energy Limited


In our opinion, the accompanying balance sheet presents fairly, in all material respects, the financial position of Triton Energy Limited at December 31, 1995 in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Company's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP


Dallas, Texas

February 8, 1996

                             TRITON ENERGY LIMITED
                                 BALANCE SHEET
                               DECEMBER 31, 1995
                      (EXPRESSED IN UNITED STATES DOLLARS)

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
SHAREHOLDER'S EQUITY
Preferred stock, par value $1, authorized 5,000,000 shares.........................  $  --
Common stock, par value $1, authorized 200,000,000 shares; issued 1,000............      1,000
  Subscription receivable..........................................................     (1,000)
                                                                                     ---------
    Total shareholder's equity.....................................................  $  --
                                                                                     ---------
                                                                                     ---------


                    See accompanying notes to balance sheet.

                             TRITON ENERGY LIMITED
                             NOTES TO BALANCE SHEET

1.  GENERAL

    Triton Energy Limited (formerly named TC Holdings Limited, "Triton Cayman"), a wholly-owned subsidiary of Triton Energy Corporation ("Triton Delaware"), a Delaware Corporation, was incorporated on August 23, 1995 under the laws of the Cayman Islands. Triton Cayman was formed to become the ultimate holding company of Triton Delaware if the Board of Directors of Triton Delaware and the stockholders of Triton Delaware approve such transaction. Triton Delaware is an international oil and gas exploration company primarily engaged in exploration and production through subsidiaries and affiliates. Triton Delaware's principal properties and operations are located in Colombia and Malaysia-Thailand. Triton Delaware also has oil and gas interests in other Latin American and Asian countries, Europe, Australia and North America.


    Triton Cayman had no operations from the date of incorporation on August 23, 1995 to December 31, 1995.


2.  TAXATION

    Under current Cayman Islands law, Triton Cayman is not required to pay any Cayman Islands taxes on either income or capital gains. Triton Cayman has applied for and expects to receive an Undertaking as to Tax Concessions Certificate to be issued by the Governor-in-Council pursuant to the provisions of the Tax Concessions Law which would provide that Triton Cayman would not be subject to any future income or capital gains taxes which may be imposed for a period of twenty years beginning on the date of the Undertaking.

                                                                PRELIMINARY COPY

                           TRITON ENERGY CORPORATION
                    PROXY -- SPECIAL MEETING OF STOCKHOLDERS

    The undersigned hereby appoints Thomas G. Finck and Robert B. Holland, III, each with power to act without the other and with full power of substitution, as Proxies to represent and to vote, as designated on the reverse side, all stock of Triton Energy Corporation owned by the undersigned at the Special Meeting of Stockholders to be held at the offices of Triton Energy Corporation, 6688 North
Central  Expressway, 12th Floor, Dallas, Texas 75206, on           ,           ,
1996,         a.m.,  local time, upon such business as may properly come  before the meeting or any adjournment thereof including the following as set forth on the reverse side.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ADOPTION OF THE AGREEMENT AND PLAN OF MERGER (AS DESCRIBED ON THE REVERSE SIDE) AND AT THE DISCRETION OF THE PROXY HOLDERS WITH REGARD TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

            (Continued, and to be signed and dated, on reverse side)

           Please mark
           your copies
X          like this.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

1.   Adoption  of the  Agreement and  Plan of  2.  In their  discretion on any other  matter
    Merger  among  Triton  Energy Corporation  that may properly come before the meeting  or
    ("Triton"), Triton  Energy Limited and         any adjournment thereof.
    TEL Merger Corp. ("Sub") providing for the
    merger of Sub with and into Triton, as
    more fully described in the accompanying
    Proxy Statement/Joint Prospectus.

                 FOR  / /       AGAINST  / /       ABSTAIN  / /

                                        Please  date,  sign  exactly  as   shown
                                        hereon  and mail promptly  this proxy in
                                        the enclosed  envelope.  When  there  is
                                        more  than one owner,  each should sign.
                                        When signing as an attorney,
                                        administrator,  executor,  guardian   or
                                        trustee,  please add your title as such.
                                        If executed by a corporation, the proxy should be signed by a duly authorized officer. If executed by a partnership, please sign in the partnership name by an authorized person.

                                        Signature___________________ Date_______

                                        Signature___________________ Date_______